                                                                  EXHIBIT 10.120


                                                                  Execution Copy

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                          SALE AND SERVICING AGREEMENT
                          Dated as of February 1, 1997

                                      among

                   MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1

                                    (Issuer)

                        FINANCIAL ASSET SECURITIES CORP.

                                   (Depositor)

                            MEGO MORTGAGE CORPORATION

                   (Seller, Servicer and Claims Administrator)

                          NORWEST BANK MINNESOTA, N.A.

                                (Master Servicer)

                                       and

                  FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
     (Indenture Trustee, Co-Owner Trustee and Contract of Insurance Holder)

                   MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1
                        HOME LOAN ASSET-BACKED SECURITIES
                                  SERIES 1997-1


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
                                TABLE OF CONTENTS

                                                                            Page
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

                                   ARTICLE I.

                                   DEFINITIONS

Section 1.01   Definitions.................................................... 1
Section 1.02   Other Definitional Provisions................................. 31
Section 1.03   Interest Calculations......................................... 32

                                   ARTICLE II.

                          CONVEYANCE OF THE HOME LOANS

Section 2.01   Conveyance of the Home Loans.................................. 33
Section 2.02   Reserved...................................................... 33
Section 2.03   Ownership and Possession of Home Loan Files................... 33
Section 2.04   Books and Records............................................. 34
Section 2.05   Delivery of Home Loan Documents............................... 34
Section 2.06   Acceptance by Indenture Trustee of the Home Loans; Certain
               Substitutions;Initial Certification by Custodian.............. 37

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

Section 3.01   Representations and Warranties of the Depositor
Section 3.02   Representations, Warranties and Covenants of the Master
               Servicer...................................................... 40
Section 3.03   Representations and Warranties of Mego........................ 43
Section 3.04   [Reserved].................................................... 54
Section 3.05   Purchase and Substitution..................................... 54

                                   ARTICLE IV.

                   ADMINISTRATION AND SERVICING OF HOME LOANS;
                              CLAIMS ADMINISTRATION

Section 4.01   Servicing Standard............................................ 58
Section 4.02   Servicing Arrangements........................................ 59
Section 4.03   Servicing Record.............................................. 60
Section 4.04   Annual Statement as to Compliance; Notice of Event of Default. 64
Section 4.05   Annual Independent Accountants' Report; Servicer Review Report 65
Section 4.06   Access to Certain Documentation and Information Regarding
               Home Loans.................................................... 66
Section 4.07   [Reserved].................................................... 67
Section 4.08   Advances...................................................... 67
Section 4.09   Reimbursement of Interest Advances and Foreclosure Advances... 68
Section 4.10.  Modifications, Waivers, Amendments and Consents............... 69


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
Section 4.11.  Due-On-Sale; Due-on-Encumbrance............................... 69
Section 4.12.  Claim for FHA Insurance and Foreclosure....................... 70
Section 4.13.  Sale of Foreclosed Properties................................. 75
Section 4.14.  Management of Real Estate Owned............................... 76
Section 4.15.  Inspections................................................... 77
Section 4.16.  Maintenance of Insurance...................................... 77
Section 4.17.  Release of Files.............................................. 79
Section 4.18.  Filing of Continuation Statements............................. 80
Section 4.19.  Fidelity Bond................................................. 80
Section 4.20.  Errors and Omissions Insurance................................ 80



                                   ARTICLE V.

                         ESTABLISHMENT OF TRUST ACCOUNTS

Section 5.01   Collection Account and Note Distribution Account.............. 81
Section 5.02   Claims Under Guaranty Policy.................................. 85
Section 5.03   Certificate Distribution Account.............................. 87
Section 5.04   Trust Accounts; Trust Account Property........................ 89

                                   ARTICLE VI.

              STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS

Section 6.01   Master Servicing Certificate.................................. 92
Section 6.02   Statement to Securityholders.................................. 92


                                         ARTICLE VII.

                          CONCERNING THE CONTRACT OF INSURANCE HOLDER

Section 7.01   Compliance with Title I and Filing of FHA Claims.............. 93
Section 7.02.  Contract of Insurance Holder.................................. 94

                                  ARTICLE VIII.
                                   [Reserved]

                                   ARTICLE IX.

                               THE MASTER SERVICER

Section 9.01   Indemnification; Third Party Claims........................... 97
Section 9.02   Merger or Consolidation of the Master Servicer................ 97
Section 9.03   Limitation on Liability of the Master Servicer and Others..... 98
Section 9.04   Master Servicer Not to Resign; Assignment..................... 98
Section 9.05   Relationship of Master Servicer to Issuer and the Indenture
               Trustee....................................................... 99
Section 9.06   Master Servicer May Own Notes................................. 99


                                      -ii-
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
                                   ARTICLE X.

                                     DEFAULT

Section 10.01  Events of Default............................................ 100
Section 10.02  Consequences of an Event of Default.......................... 102
Section 10.03  Appointment of Successor..................................... 103
Section 10.04  Notification to Certificateholders........................... 103
Section 10.05  Waiver of Past Defaults...................................... 103

                                   ARTICLE XI.

                                   TERMINATION

Section 11.01  Termination.................................................. 105
Section 11.02  Notice of Termination........................................ 106

                                  ARTICLE XII.

                            MISCELLANEOUS PROVISIONS

Section 12.01  Acts of Securityholders...................................... 107
Section 12.02  Amendment.................................................... 107
Section 12.03  Recordation of Agreement..................................... 108
Section 12.04  Duration of Agreement........................................ 108
Section 12.05  Governing Law................................................ 108
Section 12.06  Notices...................................................... 108
Section 12.07  Severability of Provisions................................... 109
Section 12.08  No Partnership............................................... 109
Section 12.09  Counterparts................................................. 109
Section 12.10  Successors and Assigns....................................... 110
Section 12.11  Headings..................................................... 110
Section 12.12  Actions of Securityholders................................... 110
Section 12.13  Reports to Rating Agencies................................... 110
Section 12.14  Grant of Securityholder Rights to Securities Insurer......... 111
Section 12.15  Third Party Beneficiary...................................... 112
Section 12.16  Holders of the Residual Interest Instruments................. 112
Section 12.17  Inconsistencies Among Transaction Documents.................. 112

                                    EXHIBITS

EXHIBIT A     Home Loan Schedule
EXHIBIT B     Form of Master Servicer Certificate
EXHIBIT C     Form of Monthly Statement to Securityholders
EXHIBIT D     Underwriting Guidelines
EXHIBIT E     Form of Servicing Agreement

        This Sale and Servicing Agreement is entered into effective as of February 1, 1997, among MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1, a Delaware business trust (the "Issuer" or the "Trust"), FINANCIAL ASSET SECURITIES CORP., a Delaware corporation, as Depositor (the "Depositor"), MEGO MORTGAGE CORPORATION, a Delaware corporation ("Mego"), as Seller (in such capacity, the "Seller"), Servicer (in such capacity, the "Servicer") and Claims Administrator (in such capacity, the "Claims Administrator"), NORWEST BANK MINNESOTA, N.A., as Master Servicer (the "Master Servicer"), and FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee on behalf of the Noteholders (in such capacity, the "Indenture Trustee"), as Co-Owner Trustee on behalf of the Certificateholders (in such capacity, the "Co-Owner Trustee") and as Contract of Insurance Holder (in such capacity, the "Contract of Insurance Holder").

                              PRELIMINARY STATEMENT

        WHEREAS, the Issuer desires to purchase a pool of Home Loans which were originated or purchased by the Seller and sold to the Depositor in the ordinary course of business of the Seller;

        WHEREAS, the Depositor is willing to purchase from the Seller and sell such Home Loans to the Issuer; and

        WHEREAS, the Master Servicer is willing to service such Home Loans in accordance with the terms of this Agreement;

        NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

        Section 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Agreement: This Sale and Servicing Agreement and all amendments hereof and supplements hereto.

        Amount Available. With respect to any Distribution Date and the related Determination Date, an amount equal to the sum of (i) the Collected Amount in respect of such Distribution Date, plus (ii) Insured Payments, if any, received by the Indenture Trustee with respect to such Distribution Date.


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
        Annual Default Percentage (Three Month Average). With respect to any Determination Date, the average of the percentage equivalents of the fractions for each of the three immediately preceding Due Periods, the numerator of which is the product of (i) the aggregate of the Principal Balances of all Home Loans that became Credit Support Multiple Defaulted Loans during the Due Period immediately prior to such Home Loans becoming Credit Support Multiple Defaulted Loans times (ii) 12, and the denominator of which is the Pool Principal Balance of the Home Loans as of the end of such Due Period.

        Assignment of Mortgage: With respect to each Home Loan secured by a Mortgage, an assignment, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Property is located to reflect of record the sale of the related Home Loan to the Trust as follows:
"First Trust of New York, National Association, as Indenture Trustee and Co-Owner Trustee for the Mego Mortgage Home Loan Owner Trust 1997-1".

        Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in New York City or in the city in which the Securities Insurer or the Corporate Trust Office of the Indenture Trustee is located or the city in which the Master Servicer's or Servicer's servicing operations are located and are authorized or obligated by law or executive order to be closed.

        Certificate(s): Any one of the Class S Certificates or the Residual Interest Instruments, or both.

        Certificate Distribution Account: The account established and maintained pursuant to Section 5.03.

        Certificateholder: A holder of any Certificate.

        Certificate Register: The register established pursuant to Section 3.4 of the Trust Agreement.

        Civil Relief Act Interest Shortfall: With respect to any Distribution Date, for any Home Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Civil Relief Act"), the amount by which (i) interest collectible on such Home Loan during such Due Period is less than (ii) one month's interest on the Principal Balance of such Home Loan at the Home Loan Interest Rate for such Home Loan before giving effect to the application of the Civil Relief Act.

        Class: With respect to the Notes, all Notes bearing the same class designation, and with respect to the Certificates, the Certificates with the same class designation.

        Class A-1 Final Scheduled Distribution Date: March 25, 2023.


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
        Class A-2 Final Scheduled Distribution Date: March 25, 2023.

        Class A-3 Final Scheduled Distribution Date: March 25, 2023.

        Class A-4 Final Scheduled Distribution Date: March 25, 2023.

        Class A-1 Note: Any Class A-1 Note in the form attached to the Indenture as Exhibit A-1.

        Class A-2 Note: Any Class A-2 Note in the form attached to the Indenture as Exhibit A-2.

        Class A-3 Note: Any Class A-3 Note in the form attached to the Indenture as Exhibit A-3.

        Class A-4 Note: Any Class A-4 Note in the form attached to the Indenture as Exhibit A-4.

        Class Principal Balance: With respect to each Class of Notes and as of any date of determination, the Original Class Principal Balance of each such Class reduced by all amounts previously distributed to Noteholders of such Class in reduction of the principal balance of such Class on all previous Distribution Dates pursuant to Section 5.01(c).

        Class S Certificate: Any Class S Certificate in the form attached to the Trust Agreement as Exhibit A.

        Class S Certificate Rate: 0.50% per annum.

        Class S Interest Distribution. With respect to any Distribution Date and the Class S Certificates, the sum of (i) the Class S Monthly Interest Amount and
(ii) the Class S Interest Shortfall for such Distribution Date.

        Class S Interest Shortfall. With respect to the Class S Certificates and any Distribution Date, the excess of the Class S Monthly Interest Amount for the preceding Distribution Date and any outstanding Class S Interest Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually distributed to the Class S Certificateholders on such preceding Distribution Date plus (b) interest on such excess, to the extent permitted by law, at the Certificate Rate from such preceding Distribution Date through the current Distribution Date.

        Class S Monthly Interest Amount. With respect to any Distribution Date and the Class S Certificates, 30 days of interest at the Class S Certificate Rate, on the Class S Notional Amount for such Distribution Date, reduced by an amount equal to such Class' pro rata share (based on the amount of interest to which such Class would have otherwise been entitled) of the sum of (i) Civil Relief Act Interest Shortfall and (ii) the Net Prepayment Interest Shortfall, if any, in each case for such Distribution Date.

        Class S Notional Amount. As to any Distribution Date and the Class S Certificates, the Pool Principal Balance of the Home Loans as of the opening of business on the first day of the calendar month preceding the calendar month of such Distribution Date (i.e., if the Distribution Date is June 25, the first day of the calendar month preceding the calendar month of such Distribution Date is May 1), or in the case of the first Distribution Date, the Initial Pool Principal Balance.

        Closing Date: March 10, 1997.

        Code: The Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

        Collateral Performance Percentages: The Annual Default Percentage (Three Month Average), the 30+ Delinquency Percentage (Rolling Three Month), the 60+ Day Delinquency (Rolling Three Month) and the Cumulative Default Percentage.

        Collected Amount. With respect to any Determination Date or the Distribution Date, the sum of the amount on deposit in the Note Distribution Account on such Determination Date plus the amounts required to be deposited into the Note Distribution Account pursuant to Sections 3.05, 5.01(a)(3) and 5.01(b)(1).

        Collection Account: The account denominated as a Collection Account and maintained or caused to be maintained by the Indenture Trustee pursuant to
Section 5.01.

        Contract of Insurance Holder: First Trust of New York, National Association, its successors in interest, and any successor thereto pursuant to the terms of this Agreement.

        Contract of Insurance: The contract of insurance under Title I covering the FHA Loans held under the name First Trust of New York, National Association, or any successor thereto, as Contract of Insurance Holder hereunder.

        Corporate Trust Office: The office of the Indenture Trustee at which any particular time its corporate business shall be principally administered, located on the Closing Date at First Trust of New York, National Association, 180 East 5th Street, St. Paul, Minnesota 55101, Attention: Structured Finance.

        Co-Owner Trustee: First Trust of New York, National Association, a national banking association, in its capacity as the Co-Owner Trustee under the Trust Agreement acting on behalf of the Securitiesholders, or any successor co-owner trustee under the Trust Agreement.

        Credit Support Multiple Defaulted Loan. A Home Loan with respect to which (a) a claim has been submitted to the FHA in respect of such Loan pursuant to the Contract of Insurance, (b) foreclosure proceedings have been commenced on the related Property, (c) any portion of a Monthly Payment is more than 180 calendar days past due and unpaid by the Obligor; or (d) the Servicer has determined in accordance with customary servicing practices, that the Home Loan is uncollectible.

        Cumulative Default Percentage. As of any Determination Date, the aggregate of the Principal Balances of all Credit Support Multiple Defaulted Loans (immediately prior to such Home Loans becoming Credit Support Multiple Defaulted Loans) as of the prior Monthly Cut-Off Date since the Closing Date, divided by the aggregate of the Initial Pool Principal Balance.

        Custodial Agreement: The custodial agreement dated as of February 1, 1997 by and between the Issuer, the Depositor, Mego, as the Seller and the Servicer, the Indenture Trustee, and First Trust of New York, National Association, a national banking association, as the Custodian, and any subsequent custodial agreement, in similar form and substance, providing for the retention of the Indenture Trustee's Home Loan Files by the Custodian on behalf of the Indenture Trustee.

        Custodian: Any custodian acceptable to the Securities Insurer and appointed by the Indenture Trustee pursuant to the Custodial Agreement, which shall not be affiliated with the Servicer, the Seller, any Servicer, or the Depositor. First Trust National Association shall be the initial Custodian pursuant to the terms of the Custodial Agreement.

        Cut-Off Date: With respect to any Home Loan, either the opening of business on February 1, 1997 or if such Home Loan is originated on or after February 1, 1997, such Home Loan's date of origination.

        Debt Instrument: The note or other evidence of indebtedness evidencing the indebtedness of an Obligor under a Home Loan.

        Defaulted Home Loan: A Home Loan with respect to which: (i) a claim has been paid or finally rejected pursuant to the Contract of Insurance, (ii) the Property has been repossessed and sold, or (iii) any portion of a Monthly Payment is more than 180 calendar days past due (without giving effect to any grace period).

        Defective Home Loan: A Home Loan required to be repurchased pursuant to
Section 3.05 hereof.

        Deficiency Amount: As to any Distribution Date, an amount equal to the sum of (a) the amount by which the Interest Distribution Amount for such Distribution Date exceeds the amount on deposit in the Note Distribution Account available to be distributed therefor on such Distribution Date and (b) the Noteholders' Guaranteed Principal Distribution Amount for such Distribution Date.

        Delivery: When used with respect to Trust Account Property means:

                (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Indenture Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property (as defined herein) to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

                (b) with respect to any securities issued by the U.S. Treasury, FNMA or FHLMC that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary that is also a "depository" pursuant to applicable federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

                (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Indenture Trustee or its nominee or custodian.

        Depositor: Financial Asset Securities Corp., a Delaware corporation, and any successor thereto.

        Determination Date: With respect to any Distribution Date, the fifth Business Day preceding such Distribution Date.

        Distributable Excess Spread: As to any Distribution Date, the lesser of
(i) the amount of Excess Spread for such Distribution Date and (ii) the portion of Excess Spread required to be distributed pursuant to Section 5.01(c)(vi) such that the Overcollateralization Amount for such Distribution Date is equal to the Required OC Amount for such Distribution Date.

        Distribution Date: The 25th day of any month or if such 25th day is not a Business Day, the first Business Day immediately following such day, commencing in March 1997.

        DTC: The Depository Trust Company.

        Due Date: With respect to any Monthly Payment, the date on which such Monthly Payment is required to be paid pursuant to the related Debt Instrument.


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
        Due Period: With respect to any Determination Date or Distribution Date, the calendar month immediately preceding such Determination Date or Distribution Date, as the case may be.

        Early Termination Notice Date. Any date on which the Pool Principal Balance is less than 10% of the Initial Principal Balance.

        Eligible Account: At any time, an account which is any of the following:
(i) A segregated trust account that is maintained with the corporate trust department of a depository institution acceptable to the Securities Insurer (so long as a Securities Insurer Default shall not have occurred and be continuing), or (ii) a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short term deposit or commercial paper rating of at least A-1+ by Standard & Poor's and P-1 by Moody's and (so long as a Securities Insurer Default shall not have occurred and be continuing) acceptable to the Securities Insurer.

        Eligible Servicer: A Person that (i) is servicing a portfolio of Title I mortgage loans, (ii) is legally qualified to service, and is capable of servicing, the FHA Loans and has all licenses required to service Title I mortgage loans, (iii) has demonstrated the ability professionally and competently to service a portfolio of FHA insured mortgage loans similar to the FHA Loans with reasonable skill and care, (iv) has a net worth calculated in accordance with generally accepted accounting principles of at least $500,000 and (v) if other than Mego, is acceptable to the Securities Insurer.

        Event of Default: As described in Section 10.01 hereof.

        Excess Claim Amount: With respect to any Distribution Date, an amount equal to (A) 90% of the excess of (x) claims paid under the Contract of Insurance in respect of the FHA Loans over (y) the Trust Designated Insurance Amount less (B) the amount deposited to the FHA Reserve Fund on previous Distribution Dates.

        Excess Spread. With respect to any Distribution Date, the positive excess, if any, of (x) the Collected Amount with respect to such Distribution Date over (y) the amount required to be distributed pursuant to priorities (i) through (v) of Section 5.01(c) on such Distribution Date.

        FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

        FHA. The Federal Housing Administration and any successor thereto.

        FHA Insurance. Insurance issued by FHA pursuant to Title I of the National Housing Act of 1934, as amended.

        FHA Insurance Coverage Insufficiency. At the time of a prospective claim for reimbursement under the Contract of Insurance for an FHA Loan pursuant to
Section 4.12, the amount by which the sum of all claims previously paid by the FHA in respect of all FHA Loans and the amount expected to be received in respect of such prospective claim for such FHA Loan exceeds the Trust Designated Insurance Amount.

        FHA Insurance Coverage Reserve Account. The account established by the FHA pursuant to the Contract of Insurance which is adjusted and maintained under Title I (see 24 C.F.R. 201.32(a)).

        FHA Insurance Payment Amount. With respect to any Distribution Date and with respect to an FHA Loan for which an insurance claim has been made by the Contract of Insurance Holder or the Claims Administrator and paid by the FHA or rejected, in part, by the FHA, an amount equal to the sum of such of the following as are appropriate: (i) the amount, if any, received from the FHA,
(ii) with respect to claims rejected in part, the amount, if any, received from Mego or the Master Servicer pursuant to Section 4.12 and (iii) the amount received from the sale of FHA Pending Claims sold pursuant to Section 11.01(b).

        FHA Loans. The Home Loans designated as FHA Loans on the Home Loan Schedule.

        FHA Pending Claims. As defined in Section 11.01(b).

        FHA Premium Account. The account which is an Eligible Account established and maintained by the Indenture Trustee pursuant to Section 5.01(a)(4).

        FHA Premium Account Deposit. With respect to any Distribution Date, an amount equal to the greater of (i) 1/12 times .75% times the aggregate Principal Balance of all FHA Loans other than Invoiced Loans as of the first day of the calendar month preceding the month of such Distribution Date (or the aggregate Principal Balance of such Loans as of the applicable Cut-Off Date with respect to the first Distribution Date) and (ii) the positive excess, if any, of (A) the projected amount of premium and other charges due under the Contract of Insurance for the next succeeding Due Period over (B) the balance in the FHA Premium Account as of the related Determination Date.

        FHA Reserve Amount. As to each FHA Loan, 10% of the Principal Balance as of the Cut-Off Date of such FHA Loan.

        FHA Reserve Fund. The account which is an Eligible Account denominated as the FHA Reserve Fund to be established by the Indenture Trustee pursuant to
Section 5.01(a)(3) hereof.

        FHLMC: The Federal Home Loan Mortgage Corporation and any successor thereto.

        FICO Score: The credit evaluation scoring methodology developed by Fair, Isaac and Company.

        Final Date. The later of:

                (i) two years after the last insurance claim with respect to an FHA Loan filed with the FHA was certified for payment by FHA, or

                (ii) the final settlement date with respect to any insurance claim for an FHA Loan rejected by the FHA.

        Final Scheduled Distribution Date: With respect to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, March 25, 2023.

        FNMA: The Federal National Mortgage Association and any successor thereto.

        Foreclosure Advances: As defined in Section 4.08(b).

        Foreclosed Loan. As of any date of determination, any Mortgage Loan, other than a Mortgage Loan for which a claim is pending under the Contract of Insurance, that has been discharged as a result of (i) the completion of foreclosure or comparable proceedings; (ii) the Owner Trustee's acceptance of the deed or other evidence of title to the related Property in lieu of foreclosure or other comparable proceeding; or (iii) the acquisition by the Owner Trustee of title to the related Property by operation of law.

        Foreclosed Property. With respect to any Mortgage Loan, any Property acquired by the Trust as a result of:

                (i) the completion of foreclosure or comparable proceedings with respect to the related Mortgage Loan;

                (ii) the Co-Owner Trustee's acceptance of the deed or other evidence of title to the related Property in lieu of foreclosure or other proceeding with respect to the related Loan; or

                (iii) the acquisition by the Co-Owner Trustee of title thereto by operation of law.

        Grant: As defined in the Indenture.

        Guaranty Policy. That certain guaranty insurance policy for the Insured Securities, dated March 10, 1997, and issued by the Securities Insurer to the Indenture Trustee and guaranteeing payment of any Insured Payment.

        HUD: The United States Department of Housing and Urban Development and any successor thereto.

        Home Loan: An individual Home Loan that is conveyed to the Issuer pursuant to this Agreement on the Closing Date, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom received after the Cut-off Date, the Home Loans subject to this Agreement being identified on the Home Loan Schedule annexed hereto as Exhibit A.

        Home Loan File: The Indenture Trustee's Home Loan File and the Servicer's Home Loan File.

        Home Loan Interest Rate: The fixed annual rate of interest borne by a Debt Instrument, as shown on the related Home Loan Schedule (not including any amounts payable as premium for FHA Insurance with respect to Invoiced Loans).

        Home Loan Pool: The pool of Home Loans.

        Home Loan Purchase Agreement: The home loan purchase agreement between the Seller, as seller, and the Depositor, as purchaser, dated as of February 1, 1997.

        Home Loan Schedule: The schedule of Home Loans specifying with respect to each Home Loan, the information set forth on Exhibit A attached hereto, as amended or supplemented from time to time.

        Indemnification Agreement: The Indemnification Agreement, dated as of March 7, 1997, by and among the Securities Insurer, the Seller and Greenwich Capital Markets, Inc., as Underwriter.

        Indenture: The Indenture, dated as of February 1, 1997, between the Issuer and the Indenture Trustee.

        Indenture Trustee: First Trust of New York, National Association, a national banking association, as Indenture Trustee under the Indenture and this Agreement acting on behalf of the Noteholders, or any successor indenture trustee under the Indenture and this Agreement.

        Indenture Trustee Fee: With respect to any Distribution Date, the greater of (A) one-twelfth of 0.0375% times the Pool Principal Balance of the Home Loans as of the opening of business on the first day of the calendar month preceding the calendar month of such Distribution Date (or, with respect to the first Distribution Date, the Initial Pool Principal Balance); and (B) $667.

        Indenture Trustee's Home Loan File: As defined in Section 2.05.

        Independent. When used with respect to any specified Person, such Person
(i) is in fact independent of Mego, the Master Servicer, the Depositor or any of their respective affiliates, (ii) does not have any direct financial interest in or any material indirect financial interest in any of Mego, the Master Servicer, the Depositor or any of their respective affiliates and (iii) is not connected with any of Mego, the Master Servicer, the Depositor or any of their respective affiliates, as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of Mego, the Master Servicer, the Depositor or any of their respective affiliates merely because such Person is the beneficial owner of 1% or less of any class of securities issued by Mego, the Master Servicer, the Depositor or any of their respective affiliates, as the case may be.

        Independent Accountants. A firm of nationally recognized certified public accountants which is Independent.

        Initial Pool Principal Balance: $89,696,622, which is the Pool Principal Balance as of the Cut-Off Date.

        Insurance Agreement: The Insurance Agreement, dated as of February 1, 1997, between the Securities Insurer, Mego, as the Seller, Servicer and Claims Administrator, Mego Mortgage Home Loan Acceptance Corporation, as affiliated holder, the Depositor, the Issuer, the Master Servicer, the Indenture Trustee, as Indenture Trustee, Co-Owner Trustee and Contract of Insurance Holder and Greenwich Capital Financial Products, Inc.

        Insurance Policies. With respect to any Property, any related insurance policy other than the Contract of Insurance or the Guaranty Policy.

        Insurance Proceeds. With respect to any Property, all amounts collected in respect of Insurance Policies and not required to be applied to the restoration of the related Property or paid to the related Obligor.

        Insurance Record. The record established and maintained by the Claims Administrator (in a manner consistent with the Title I provisions set forth in 24 C.F.R. Section 201.32) setting forth the FHA insurance coverage attributable to the FHA Loans hereunder. To the extent consistent with adjustments pursuant to Title I to the FHA Insurance Coverage Reserve Account, the Insurance Record shall be reduced by the amount of claims approved for payment by the FHA with respect to any FHA Loan or Related Series Loan after the date of transfer of the related FHA reserve account to the Contract of Insurance Holder.

        Insured Payment: With respect to the Guaranty Policy, the sum of (i) as of any Distribution Date, any Deficiency Amount and (ii) any unpaid Preference Amount.

        Insured Securities: Each of the Class A-1 Notes, the Class A-2 Notes, the Class A-3, the Class A-4 Notes and the Class S Certificates.

        Interest Advance: As defined in Section 4.08(a).

        Interest Distribution Amount: On any Distribution Date, the sum of the Noteholders' Interest Distributable Amount for each Class of Notes and the Class S Interest Distribution for such Distribution Date.

        Invoiced Loan. An FHA Loan with respect to which the related Obligor is required to pay the premium on FHA Insurance with respect to such FHA Loan.

        Issuer: The Trust.

        Late Payment Rate. For any Distribution Date, the lesser of (i) the rate of interest, as it is publicly announced by Citibank, N.A., as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (ii) the maximum rate permissible under any applicable law limiting interest rates. The Late Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed.

        Majority Securityholders: Subject to Section 12.14, (i) until such time as the sum of the Class Principal Balances of all Classes of Notes has been reduced to zero, the holder or holders of in excess of 50% of the Class Principal Balance of all Classes of Notes (accordingly, the holders of the Certificates shall be excluded from any rights or actions of the Majority Securityholders during such period); and (ii) thereafter, the holder or holders of in excess of 50% of the Percentage Interest of the Residual Interest Instruments.

        Master Servicer. Norwest Bank Minnesota, N.A., a national banking association, its successors in interest or any successor master servicer appointed as herein provided.

        Master Servicer Certificate: As defined in Section 6.01.

        Master Servicer Fee. With respect to any Distribution Date, 1/12 times 0.08% times the Pool Principal Balance as of the opening of business on the first day of the month preceding the month of such Distribution Date (or, with respect to the first Distribution Date, the Initial Pool Principal Balance).

        Master Servicer Termination Event. Any event specified in Section 10.01.

        Master Servicing Officer. Any officer of the Master Servicer responsible for the administration and servicing of the Home Loans whose name and specimen signature appears on a list of servicing officers furnished to the Indenture Trustee by the Master Servicer, as such list may from time to time be amended.

        Maturity Date. With respect to any Home Loan and as of any date of determination, the date on which the last payment of principal is due and payable under the related Debt Instrument.

        Monthly Cut-Off Date: The last day of any calendar month, and with respect to any Distribution Date, the last day of the calendar month immediately preceding such Distribution Date.

        Monthly Payment: With respect to any Home Loan and any Due Period, the payment of principal and interest due in such Due Period from the Obligor pursuant to the related Debt Instrument (as amended or modified, if applicable, pursuant to Section 4.10). The Monthly Payment related to a Determination Date or a Distribution Date shall be the Monthly Payment due for the next preceding Due Period.

        Moody's: Moody's Investors Service, Inc. or any successor thereto.

        Mortgage. With respect to any Mortgage Loan, the mortgage, deed of trust or other instrument creating a mortgage lien (and in a title theory state the document conveying title to the Property as security for the related Loan) or other security interest on the related Property.

        Mortgage Loan. As of any date of determination, each of the Home Loans, secured by an interest in a Property, transferred and assigned to the Indenture Trustee pursuant to Section 2.01(a).

        Mortgagee or Obligee. With respect to any Home Loan as of any date of determination, the holder of the related Debt Instrument and any related Mortgage as of such date.

        Mortgagor or Obligor. With respect to any Home Loan, the obligor(s) on the related Debt Instrument.

        Net Loan Rate. With respect to each Home Loan, the related Home Loan Interest Rate, less the rate at which the Servicer Fee is calculated.

        Net Prepayment Interest Shortfall: As to any Distribution Date, the amount by which aggregate Prepayment Interest Shortfalls during the preceding Due Period exceed the Servicer Fee for such Distribution Date.

        Non-FHA Loans: The Home Loans designated as Non-FHA Loans on the Home Loan Schedule.

        Nonrecoverable Advances. With respect to any Home Loan, (i) any Interest Advance previously made and not reimbursed pursuant to Section 5.01(c)(i)(c), or
(ii) an Interest Advance proposed to be made in respect of a Home Loan which, in the good faith business judgment of the Master Servicer, as evidenced by an Officer's Certificate delivered to the Securities Insurer, Mego and the Indenture Trustee no later than the Business Day following such determination, would not be recoverable ultimately from the Payments received in subsequent Due Periods in respect of that Home Loan.

        Note(s): One or more of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes or Class A-4 Notes.

        Note Distribution Account: The account established and maintained pursuant to Section 5.01(a)(2).

        Noteholder: A holder of a Note.

        Noteholders' Distributable Amount: With respect to any Distribution Date and each Class of Notes, the sum of the Noteholders' Principal Distributable Amount and the Noteholders' Interest Distributable Amount.

        Noteholders' Guaranteed Principal Distribution Amount. With respect to any Distribution Date, the positive excess, if any, of (i) the aggregate Class Principal Balances of the Notes as of such Distribution Date (taking into account the amount of the distributions required to be distributed pursuant to
Section 5.01(c)(iii) on such Distribution Date) over (ii) the Pool Principal Balance as of the end of the related Due Period; provided, that on the Final Scheduled Distribution Date for any Class of Notes, the Noteholders' Guaranteed Principal Distribution Amount for such Class of Notes shall equal the amount necessary to reduce the Class Principal Balance thereof to zero (taking into account the amount of the distributions required to be paid on such Class of Notes pursuant to Section 5.01(c)(iii) on such Final Scheduled Distribution
Date).

        Noteholders' Interest Carry-Forward Amount: With respect to any Distribution Date and each Class of Notes, the sum of (i) excess of (A) the applicable Noteholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Noteholders' Interest Carry-Forward Amount for such Class on such preceding Distribution Date, over (B) the amount in respect of interest that is actually paid on such Class of Notes on such preceding Distribution Date plus (ii) interest on such excess, to the extent permitted by law, at the applicable Note Interest Rate from such preceding Distribution Date through the current Distribution Date.

        Noteholders' Interest Distributable Amount: With respect to each Distribution Date and each Class of Notes, the sum of the applicable Noteholders' Monthly Interest Distributable Amount and the applicable Noteholders' Interest Carry-Forward Amount for such Class of Notes, if any, for such Distribution Date.

        Noteholders' Monthly Interest Distributable Amount: With respect to each Distribution Date and each Class of Notes, the amount of thirty (30) days' accrued interest at the respective Interest Rate for such Class of Notes on the Class Principal Balance of such Class immediately preceding such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date) after giving effect to all payments of principal to the Noteholders of such Class on or prior to the immediately preceding Distribution Date, in each case reduced by an amount equal to such Class' pro rata share (based on the amount of interest to which such Class would have otherwise been entitled) of the sum of (i) Civil Relief Act Interest Shortfall and (ii) the Net Prepayment Interest Shortfall, if any, in each case for such Distribution Date.

        Noteholders' Monthly Principal Distributable Amount: With respect to each Distribution Date, the amount equal to the sum of the following amounts (without duplication) with respect to the immediately preceding Due Period: (i) that portion of all Payments received on Home Loans allocable to principal, including all full and partial principal prepayments (excluding such payments in respect of such Home Loans that became Defaulted Home Loans on or prior to the end of the preceding Due Period), (ii) the Principal Balance as of the end of the immediately preceding Due Period of each Home Loan that became a Defaulted Home Loan for the first time during the such Due Period, (iii) the portion of the Purchase Price allocable to principal of all Defective Loans with respect to such Due Period and the portion of the purchase amount, if any, set forth in 11.01(b) allocable to principal with respect to the Home Loans, (iv) any Substitution Adjustments deposited to the Note Distribution Account pursuant to
Section 3.05 on the previous Determination Date, and (v) the amount of Distributable Excess Spread, if any, in respect of such Distribution Date.

        Noteholders' Principal Distributable Amount: With respect to any Distribution Date, the sum of the Noteholders' Monthly Principal Distributable Amount for such Distribution Date and the Noteholders' Principal Carry-Forward Amount as of the close of the preceding Distribution Date; provided, however, that the Noteholders' Principal Distributable Amount on any Distribution Date shall not exceed the outstanding principal balance of the Notes; and provided, further, that (i) the Noteholders' Principal Distributable Amount on the Class A-1 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding Class Principal Balance of the Class A-1 Notes to zero;
(ii) the Noteholders' Principal Distributable Amount on the Class A-2 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding Class Principal Balance of the Class A-2 Notes to zero, (iii) the Noteholders' Principal Distributable Amount on the Class A-3 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding Class Principal Balance of the Class A-3 Notes to zero, and (iv) the Noteholders' Principal Distributable Amount on the Class A-4 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the

Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding Class Principal Balance of the Class A-4 Notes to zero.

        Noteholders' Principal Carry-Forward Amount: As of the close of any Distribution Date, the excess of (A) the Noteholders' Monthly Principal Distributable Amount and any outstanding Noteholders' Principal Carry-Forward Amount from the preceding Distribution Dates, over (B) the amount in respect of principal that is actually paid on the Notes on such preceding Distribution Date.

        Note Interest Rate: With respect to each Class of Notes, the per annum rate of interest payable to the holders of such Class of Notes. The Note Interest Rate with respect to the Class A-1 Notes is equal to 6.57% per annum; the Note Interest Rate with respect to the Class A-2 Notes is equal to 6.75% per annum; and the Note Interest Rate with respect to the Class A-3 Notes is equal to 6.94% per annum; and the Note Interest Rate with respect to Class A-4 Notes is equal to 7.33% per annum.

        Note Register: The register established pursuant to Section 2.3 of the Indenture.

        Obligee: See Mortgagee.

        Obligor: See Mortgagor.

        OC Floor: The product of 1% times the Initial Pool Principal Balance, which product is equal to $896,966.

        OC Multiple. As to any Distribution Date, the highest OC Multiple based upon the data set forth in the Master Servicer's Certificate for such Distribution Date as set forth in the following chart:


                           30+ Day                      60+ Day                  Annual Default
      OC            Delinquency Percentage      Delinquency Percentage                  %
   Multiple           (Rolling 3 Month)            (Rolling 3 Month)            (3 Month Average)
   --------         ---------------------       ----------------------          -----------------
     1.00               0.00% to 7.99%              0.00% to 3.49%               0.00% to 4.99%

     1.25               8.00% to 8.99%              3.50% to 4.99%               5.00% to 5.99%

     1.50              9.00% to 11.99%              5.00% to 6.99%               6.00% to 6.99%

     2.50                 **=12.00%                    **=7.00%                     **=7.00%

                                         CUMULATIVE DEFAULT PERCENTAGE
                    -----------------------------------------------------------------------------
                           Months*                      Months                     0 Months
                             012                        024                       Maturity
   --------         ---------------------       ----------------------          -----------------
     2.50                  **5.0%                       **8.0%                      **12.0%

----------
* Month 0 is March, 1997.
** Greater Than


        OC Reduction Date. shall be the later of (i) the Distribution Date occurring in April 2000 and (ii) the Distribution Date on which the Pool Principal Balance of the Home Loans for such Distribution Date is equal to or less than one-half of the Initial Pool Principal Balance provided, no OC Reduction Date shall occur if there has been an OC Multiple greater than 1.00 on any of the three (3) previous Distribution Dates.

        Officer's Certificate: A certificate signed by (i) any Master Servicing Officer or (ii) the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President, an Assistant Vice President, the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or Mego, as the case may be, as required by this Agreement.

        Opinion of Counsel. A written opinion of counsel (who is acceptable to the Securities Insurer and the Rating Agencies), who may be employed by Mego, the Master Servicer, the Depositor or any of their respective affiliates.

        Original Class Principal Balance: In the case of the Class A-1 Notes, $23,300,000; in the case of the Class A-2 Notes, $25,950,000; in the case of the Class A-3 Notes, $10,300,000; and in the case of the Class A-4 Notes, $26,603,605.

        Other Fees. With respect to any Distribution Date, (i) amounts in respect of fees and expenses due to any provider of services to the Trust, except the Indenture Trustee, the Master Servicer, the Servicer, the Claims Administrator, the Contract of Insurance Holder and also except any Person, the fees of which are required by this Agreement to be paid by the Master Servicer, the Servicer, the Claims Administrator, the Contract of Insurance Holder or the Trustee, but including such amounts payable to the successor Master Servicer pursuant to Section 10.03(c); (ii) any taxes assessed against the Trust; and
(iii) the reasonable transition expenses of a successor Master Servicer incurred in acting as successor Master Servicer.

        Overcollateralization Amount: As of any Distribution Date the amount, if any, by which the Pool Principal Balance as of the end of the related Due Period exceeds the Class Principal Balances of the Notes after giving effect to payments of principal to be made on such Distribution Date.

        Ownership Interest: As to any Security, any ownership or security interest in such Security, including any interest in such Security as the holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Owner Trustee: Wilmington Trust Company, as owner trustee under the Trust Agreement, and any successor owner trustee under the Trust Agreement.

        Owner Trustee Fee: The annual fee of $4,000 payable to the Owner Trustee on the Distribution Date occurring in March each year during the term of this Agreement commencing in March 1998; provided that the initial Owner Trustee Fee shall be paid on the Closing Date.

        Payment: With respect to any Home Loan or the related Foreclosed Property and any Determination Date, all amounts received or collected on account of principal and interest by or on behalf of the Master Servicer during the preceding Due Period in respect of such Home Loan or Foreclosed Property from whatever source, including without limitation, amounts received or collected from, or representing:

                (i) the related Obligor;

                (ii) the application to amounts due on such Home Loan (or, in the case of any Foreclosed Property, to amounts previously due on the related Foreclosed Loan) of any related Insurance Proceeds, any related condemnation awards or settlements or any payments made by any related guarantor or third-party credit-support provider;

                (iii) FHA Insurance Payment Amounts with respect to such Home Loan;

                (iv) the operation or sale of the related Foreclosed Property;

                (v) the Purchase Price with respect to such Home Loan; or

                (vi) amounts deposited into the Note Distribution Account pursuant to Section 11.01(b);

provided, however, that any amount the Servicer shall be entitled to retain as additional servicer compensation pursuant to Section 6.05(a) of the Servicing Agreement shall be excluded from the calculation of Payment.

        Percentage Interest: As defined in the Trust Agreement.

        Permitted Investments: Each of the following:

               (a) Direct obligations of the United States of America (including obligations issued or held in book-entry form on the books of the Department of the Treasury, and CATS and TIGRS) or obligations the principal of and interest on which are unconditionally guaranteed by the United States of America.

               (b) Bonds, debentures, notes or other evidence of indebtedness issued or guaranteed by any of the following federal agencies and provided such obligations are backed by the full faith and credit of the United States of America (stripped securities are only permitted if they have been stripped by the agency itself):

                1.      U.S. Export-Import Bank (Eximbank)

                        A. Direct obligations or fully guaranteed certificates of beneficial ownership

                2. Farmers Home Administration (FmHA) A. Certificates of beneficial ownership

                3.      Federal Financing Bank

                4.      Federal Housing Administration (FHA)
                        A.      Debentures

                5.      General Services Administration
                        A.      Participation certificates

                6.      U.S. Maritime Administration

                        A.      Guaranteed Title XI financing

                7.      U.S. Department of Housing and Urban Development (HUD)
                        A.      Project Notes
                        B.      Local Authority Bonds
                        C. New Communities Debentures - U.S. government guaranteed debentures
                        D. U.S. Public Housing Notes and Bonds - U.S. government guaranteed public housing notes and bonds

               (c) Bonds, debentures, notes or other evidence of indebtedness issued or guaranteed by any of the following non-full faith and credit U.S. government agencies that are rated by both Rating Agencies in one of the top two long-term rating categories (stripped securities are only permitted if they have been stripped by the agency itself):

                1.      Federal Home Loan Bank System
                        A.      Senior debt obligations

                2.      Federal Home Loan Mortgage Corporation (FHLMC)
                        A.      Participation Certificates
                        B.      Senior debt obligations

                3.      Federal National Mortgage Association (FNMA)
                        A. Mortgage-backed securities and senior debt obligations

                4.      Student Loan Marketing Association
                        A.      Senior debt obligations

                5.      Resolution Funding Corp. obligations

                6.      Farm Credit System
                        A.      Consolidated systemwide bonds and notes

               (d) Money market funds registered under the Investment Company Act of 1940, as amended, whose shares are registered under the Securities Act, and having a rating by Standard & Poor's of AAAm-G; AAAm; or AAm and a rating by Moody's of Aaa.

               (e) Certificates of deposit secured at all times by collateral described in (a) and/or (b) above. Such certificates must be issued by commercial banks, savings and loan associations or mutual savings banks which have a short term rating by Moody's of P-1. The collateral must be held by a third party and the Indenture Trustee must have a perfected first security interest in the collateral.

               (f) Certificates of deposit, savings accounts, deposit accounts or money market deposits which are fully insured by FDIC, including BIF and SAIF.

               (g) Investment agreements, including guaranteed investment contracts, acceptable to the Securities Insurer and each Rating Agency.

               (h) Commercial paper rated "Prime - 1" by Moody's and "A-1" or better by Standard & Poor's.

               (i) Bonds or notes issued by any state or municipality which are rated by Moody's and Standard & Poor's in one of the two highest long term rating categories assigned by such agencies.

               (j) Federal funds or bankers acceptances with a maximum term of one year of any bank which has an unsecured, uninsured and unguaranteed obligation rating of "Prime - 1" by Moody's and "A-1" or "A" or better by S&P.

               (k) Repurchase agreements providing for the transfer of securities from a dealer bank or securities firm (seller/borrower) to the Trust (buyer/lender), and the transfer of cash from the Trust to the dealer bank or securities firm with an agreement that the dealer bank or securities firm will repay the cash plus a yield to the Trust in exchange for the securities at a specified date.

               Repurchase agreements ("repos") must satisfy the following criteria or be approved by the Securities Insurer.

                1. Repos must be between the Trust and a dealer bank or securities firm which are:

                        A. Primary dealers on the Federal Reserve reporting dealer list which are rated A or better by Standard & Poor's and P-1 by Moody's, or

                        B. Banks rated "A" or above by Standard & Poor's and P-1 by Moody's.

                2. The written repo contract trust must include the following:

                        A. Securities which are acceptable for transfer are:

                                (1)     Direct U.S. governments, or

                                (2)     Federal agencies backed by the full
                                        faith and credit of the U.S. government
                                        (or FNMA or FHLMC) other than mortgage
                                        backed securities.

                        B.      The term of the repo may be up to 30 days

                        C. The collateral must be delivered to the Indenture Trustee or third party acting as agent for the Indenture Trustee before/simultaneous with payment (perfection by possession of certificated securities).

                        D.      Valuation of Collateral

                                (1) The securities must be valued weekly, marked-to-market at current market price plus accrued interest.

                                (a) The value of collateral must be equal to 104% of the amount of cash transferred by the Trust to the dealer bank or security firm under the repo plus accrued interest. If the value of securities held as collateral slips below 104% of the value of the cash transferred by the Trust, then additional cash and/or acceptable securities must be transferred. If, however, the securities used as collateral are FNMA or FHLMC, then the value of collateral must equal 105%.

                3.      Legal opinion which must be delivered to the Indenture
                        Trustee:

                        a. Repo meets guidelines under state law for legal investment of public funds.

        Each reference in this definition of "Permitted Investments" to the Rating Agency shall be construed, in the case of each subparagraph above referring to each Rating Agency, as a reference to Standard & Poor's and Moody's.

        Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

        Physical Property: As defined in the definition of "Delivery" above.

        Pool Principal Balance: With respect to any date of determination, the sum of the Principal Balances for all Home Loans.

        Preference Amount: Any amount previously distributed to the holder of an Insured Security that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code, in accordance with a final, non-appealable order of a court having competent jurisdiction.

        Premium: The premium, payable monthly, that is specified in the Commitment Letter issued by the Securities Insurer with respect to the Notes and the Certificates.

        Prepayment Interest Shortfall: As to any Home Loan and Principal Prepayment, the amount by which one month's interest at the related Home Loan Interest Rate (or such lower rate as may be in effect from a Home Loan because of the application of the Civil Relief Act) minus the rate at which the Servicing Fee is calculated on such Principal Prepayment exceeds the amount of interest paid by the Mortgagor in connection with such Principal Prepayment.

        Principal Balance: With respect to any Home Loan, and for any date of determination, the Principal Balance of such Home Loan as of the Cut-Off Date reduced by all amounts previously received or collected in respect of principal on such Home Loan on or subsequent to the Cut-Off Date for such Home Loan; provided, that with respect to any Defaulted Home Loan, the Principal Balance shall be zero immediately after the Due Period in which such Home Loan becomes a Defaulted Home Loan.

        Principal Prepayment: Any payment or other receipt of principal in full due on a Home Loan made by an Obligor which is received in advance of the scheduled Maturity Date of such Home Loan.

        Property: The property (real, personal or mixed) encumbered by the Mortgage which secures the Debt Instrument evidencing a secured Home Loan.

        Prospectus: The Depositor's final Prospectus, dated March 7, 1997, as supplemented by the Prospectus Supplement.

        Prospectus Supplement: The Prospectus Supplement dated as of March 7, 1997, prepared by the Seller and the Depositor in connection with the issuance and sale of the Securities.

        Purchase Price: With respect to a Home Loan, means the Principal Balance of such Home Loan as of the date of purchase, plus unpaid accrued interest at the related Home Loan Interest Rate to the last day of the month in which such purchase occurs (without regard to any Interest Advance that may have been made with respect to such Home Loan).

        Qualified Substitute Home Loan: A Home Loan: (i) having characteristics such that the representations and warranties made pursuant to Section 3.03(b) with respect to the Home Loans are true and correct as of the date of substitution with respect to such Loan; (ii) each Monthly Payment with respect to such Home Loan shall be greater than or equal to the

Monthly Payments due in the same Due Period on the Loan for which such Qualified Substitute Home Loan is being substituted; (iii) the Maturity Date with respect to such Home Loan shall be no later than the Maturity Date of the Loan for which such Qualified Substitute Home Loan is being substituted; (iv) as of the date of substitution, the Principal Balance of such Home Loan is less than or equal to (but not more than 1% less than) the Principal Balance of the Home Loan for which such Qualified Substitute Home Loan is being substituted; (v) the Home Loan Interest Rate with respect to such Home Loan is at least equal to the Home Loan Interest Rate of the Home Loan for which such Qualified Substitute Home Loan is being substituted and (vi) the FICO score for such Home Loan must not be less than ten points of the FICO score for such Home Loan for which such Qualified Substitute Home Loan is being substituted; provided however, in the event more than one Qualified Substitute Home Loan is being substituted for one or more Defective Home Loans on any date, in which case (i) the weighted average Home Loan Interest Rate for such Qualified Substitute Home Loans must equal or exceed the weighted average Home Loan Interest Rate of the Defective Home Loans immediately prior to giving effect to the substitution, in each case weighted on the basis of the outstanding Principal Balance of such loans as of such day,
(ii) the sum of the Monthly Payments with respect to such Qualified Substitute Home Loans shall be greater than or equal to the Monthly Payments due in the same Due Period on the Defective Home Loans for which a substitution is being made, and (iii) as of the date of substitution, the aggregate Principal Balances of such Qualified Substitute Home Loans are less than or equal to (but not more than 1% less than) the aggregate Principal Balances of the Defective Home Loans for which such a substitution is being made.

        Rating Agency or Rating Agencies: Either or both of (i) Standard & Poor's, or (ii) Moody's, provided that when the terms Rating Agency or Rating Agencies are used in reference to the Insured Securities, such terms shall mean one or both of Standard & Poor's or Moody's. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable person designated by the Issuer and approved by the Securities Insurer, notice of which designation shall have been given to the Indenture Trustee, the Securities Insurer, the Issuer and the Master Servicer.

        Ratings: The ratings initially assigned to the Notes and the Certificates by the Rating Agencies, as evidenced by letters from the Rating Agencies.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

        Rejected Claim. With respect to any FHA Loan, a claim for payment made to the FHA under the Contract of Insurance that has been finally rejected after all appeals with FHA have been exhausted for any reason (including a rejection of a previously paid claim and a demand by the FHA of a return of the FHA Insurance Payment Amount for the related FHA Loan) other than a refusal or rejection due to clerical error in computing the claim amount or because the amount of the FHA Insurance Coverage Reserve Account as shown in the Insurance Record is zero.

        Related Series. Means (i) the Trust, (ii) Mego Mortgage Home Loan Trust 1996-3, (iii) Mego Mortgage FHA Title I Loan Trust 1996-2, (iv) Mego Mortgage FHA Title I Loan Trust 1996-1, and (v) each of the subsequent series of trusts, of which the Indenture Trustee is the trustee and the Securities Insurer is the certificate insurer, to which Related Series Loans are sold directly or indirectly by Mego, established pursuant to pooling and servicing agreements.

        Related Series Loans. Means FHA Title I loans included in the Related Series which: (i) are sold by Mego, directly or indirectly, to a trust and (ii) the Title I insurance coverage attributable to which is made available to cover claims with respect to the FHA Loans and the Related Series Loans in each other Related Series by virtue of terms relating to the administration of the FHA Insurance Coverage Reserve Account substantially similar to the terms hereof.

        Required OC Amount: With respect to each Distribution Date, the greater of (a) the OC Floor or (b) the product of (i) the OC Multiple for such Distribution Date and (ii)(x) if such Distribution Date is prior to the OC Reduction Date, the product of 7.90% and the Initial Pool Principal Balance, or
(y) if such Distribution Date is on or after the OC Reduction Date, the lesser of (A) the product of 7.90% times the Initial Pool Principal Balance and (B) the product of 15.80% times the Pool Principal Balance of the Home Loans as of such Distribution Date, or such lower amount as may be established by the Securities Insurer in its sole discretion after notice to and written approval by the Rating Agencies.

        Residual Interest Instruments: The Certificates representing the interest which represents the right to the amount remaining, if any, after all prior distributions have been made under this Agreement, the Indenture and the Trust Agreement on each Distribution Date and certain other rights to receive amounts hereunder and under the Trust Agreement.

        Responsible Officer: When used with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Issuer, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and this Agreement on behalf of the Issuer. When used with respect to the Depositor, the Seller, the Master Servicer, or the Custodian, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

        SAIF. The Savings Association Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enforcement Act of 1989, or if at any time after the execution of this instrument the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

        Securities: The Notes and/or the Certificates, as applicable.

        Securities Act. The Securities Act of 1933, as amended.

        Securities Insurer: MBIA Insurance Corporation, as issuer of the Guaranty Policy, and its successors and assigns.

        Securities Insurer Commitment: As defined in Section 3.04(a) hereof.

        Securities Insurer Default: The existence and continuance of any of the following:

                        (a) the Securities Insurer fails to make a payment
                required under the Guaranty Policy in accordance with its terms; or

                        (b) (i) the entry by a court having jurisdiction in the
                premises of (A) a decree or order for relief in respect of the Securities Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, rehabilitation, reorganization or other similar law or (B) a decree or order adjudging the Securities Insurer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, rehabilitation, arrangement, adjustment or composition of or in respect of the Securities Insurer under any applicable United States federal or state law, or appointing a custodian, receiver, liquidator, rehabilitator, assignee, trustee, sequestrator or other similar official of the Securities Insurer or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or (ii) the commencement by the Securities Insurer of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Securities Insurer to the entry of a decree or order for relief in respect of the Securities Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Securities Insurer, or the filing by the Securities Insurer of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state law, or the consent by the Securities Insurer to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Securities Insurer or of any substantial part of its property, or the making by the Securities Insurer of an assignment for the benefit of its creditors, or the failure by the Securities Insurer to pay debts generally as they become due, or the admission by the Securities Insurer in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Securities Insurer in furtherance of any such action.

        Securities Insurer Reimbursement Amount: As of any Distribution Date, the sum of (x) (i) Insured Payments previously received by the Indenture Trustee and not previously repaid to the Securities Insurer pursuant to Section 5.03(c) hereof plus (ii) interest accrued on such Insured Payment not previously repaid calculated at the Late Payment Rate from the date the Indenture Trustee received such Insured Payment and (y) (i) the amount of any Premium not paid on the date due and (ii) interest on such amount at the Late Payment Rate. The Securities Insurer shall notify the Indenture Trustee and the Owner Trustee of the amount of any Securities Insurer Reimbursement Amount.

        Securityholder: A holder of a Note or Certificate, as applicable; provided that the exercise of any rights by such holder shall be subject to
Section 12.14.

        Seller: Mego, in its capacity as the transferor hereunder.

        Series or Series 1997-1: Mego Mortgage Home Loan Asset Backed Securities, Series 1997-1.

        Servicer: Mego, in its capacity as the servicer hereunder, or any other Eligible Servicer with whom the Master Servicer has entered into a Servicing Agreement pursuant to Section 4.02.

        Servicer Fee. With respect to any Distribution Date, 1/12 times 1.00% times the Pool Principal Balance, as of the opening of business on the first day of the month preceding the month of such Distribution Date (or, with respect to the first Distribution Date, the Initial Pool Principal Balance), reduced by the aggregate Prepayment Interest Shortfall for the related Due Period.

        Servicer Review Report. As defined in Section 4.05(d).

        Servicer Termination Event. With respect to the Servicing Agreement, the events specified in Section 7.02 therein.

        Servicer's Home Loan Files: As defined in Section 2.05(b).

        Servicing Agreement: The servicing agreement dated as of February 1, 1997 between Mego, as Servicer, the Master Servicer, the Indenture Trustee and the Trust and any other agreement entered into in accordance with Section 4.02.

        Standard & Poor's: Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

        Servicing Record. The records for each Home Loan maintained by the Master Servicer pursuant to Section 4.03.

        Servicing Standard. The standard set forth in Section 4.01(a).

        60+ Day Delinquent Loan. With respect to any Determination Date or related Distribution Date, a Home Loan, other than a Credit Support Multiple Defaulted Loan, with respect to which any portion of a Monthly Payment is, as of the prior Monthly Cut-Off Date, 61 days or more past due (without giving effect to any grace period) and unpaid by the Obligor.

        60+ Delinquency Percentage (Rolling Three Month). With respect to any Determination Date, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Due Periods the numerator of each of which is equal to the aggregate Principal Balance of Home Loans that are 60+ Day Delinquent Loans as of the end of such Due Period and the denominator of which is the Pool Principal Balance as of the end of such Due Period.

        Substitution Adjustment Amount: The meaning assigned to such term in
Section 3.05.

        Substitution Date: As defined in Section 3.05.

        Termination Date: The earlier of (a) the Distribution Date in March 2023 and (b) the Distribution Date next following the Monthly Cut-Off Date coinciding with or next following the date of the liquidation or disposition of the last asset held by the Trust pursuant to Sections 4.13 or 11.01.

        30+ Day Delinquent Loan. With respect to any Determination Date or related Distribution Date, a Home Loan, other than a Credit Support Multiple Defaulted Loan, with respect to which any portion of a Monthly Payment is, as of the prior Monthly Cut-Off Date, 31 days or more past due (without giving effect to any grace period) and unpaid by the Obligor.

        30+ Delinquency Percentage (Rolling Three Month). With respect to any Determination Date, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Due Periods the numerator of which is equal to the aggregate Principal Balance of Home Loans that are 30+ Day Delinquent Loans as of the end of such Due Period, and the denominator of which is the Pool Principal Balance of the Home Loans as of the end of such Due Period.

        Title Document. The evidence of title to or ownership of the Property required by Title I. (See 24 C.F.R. 201.26(a)(1) and 201.20).

        Title I. Section 2 of Title I of the National Housing Act of 1934, as amended, and the rules and regulations promulgated thereunder as each may be amended from time to time and any successor statute, rules or regulations thereto.

        Transaction Documents. This Agreement, the Home Loan Purchase Agreement, the Trust Agreement, the Servicing Agreement, the Custodial Agreement, the Indenture, the Administration Agreement, the Insurance Agreement and the Indemnification Agreement.

        Trust: The Issuer.

        Trust Account Property: The Trust Accounts, all amounts and investments held from time to time in any Trust Account and all proceeds of the foregoing.

        Trust Accounts: The Note Distribution Account, the Certificate Distribution Account, the Collection Account and the FHA Premium Account.

        Trust Agreement: The Trust Agreement dated as of February 1, 1997, among the Depositor, the Co-Owner Trustee, the Owner Trustee and Mego Mortgage Corporation.

        Trust Designated Insurance Amount: $2,194,698 or such greater amount approved in advance in writing by the Securities Insurer.

        Trust Estate: The assets subject to this Agreement, the Trust Agreement and the Indenture and assigned to the Indenture Trustee, which assets consist of: (i) such Home Loans as from time to time are subject to this Agreement, including Qualified Substitute Home Loans added to the Trust from time to time, together with the Servicer's Home Loan Files and the Indenture Trustee's Home Loan Files relating thereto and all proceeds thereof, (ii) the Mortgages and security interests in Properties, (iii) all payments received on or with respect to the Home Loans after the applicable Cut-Off Date, (iv) the rights to FHA Insurance reserves attributable to the FHA Loans as of the Cut-Off Date, (v) such assets as from time to time are identified as Foreclosed Property, (vi) such assets and funds as are from time to time deposited in the Collection Account, the Note Distribution Account, the Certificate Distribution Account and the FHA Reserve Account, including amounts on deposit in such accounts which are invested in Permitted Investments, (vii) the Issuer's rights under the Insurance Policies and any Insurance Proceeds, and (viii) all right, title and interest of the Depositor in and to the obligations of the Seller under the Home Loan Purchase Agreement in which the Depositor acquired the Home Loans from the Seller.

        Section 1.02 Other Definitional Provisions.

        (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture and the Trust Agreement.

        (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

        (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

        (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

        (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

        (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

        Section 1.03 Interest Calculations.

        All calculations of accrued interest on the Home Loans, the Notes, the Certificates and accrued fees shall be made on the basis of a 360-day year consisting of twelve 30-day months.

                                   ARTICLE II.

                          CONVEYANCE OF THE HOME LOANS

        Section 2.01 Conveyance of the Home Loans.

        (a) As of the Closing Date, in consideration of the Issuer's delivery of the Notes and Certificates to the Depositor or its designee, upon the order of the Depositor, the Depositor, as of the Closing Date and concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Trust Estate. The foregoing sale, transfer, assignment, set over and conveyance does not and is not intended to result in a creation or an assumption by the Issuer of any obligation of the Depositor, the Seller or any other person in connection with the Trust Estate or under any agreement or instrument relating thereto except as specifically set forth herein.

        (b) As of the Closing Date, the Issuer acknowledges the conveyance to it of the Trust Estate, including from the Depositor all right, title and interest of the Depositor in and to the Trust Estate, receipt of which is hereby acknowledged by the Issuer, and the acceptance of which is made in good faith and without notice or knowledge of any adverse claims or liens. Concurrently with such delivery and in exchange therefor, the Issuer has pledged to the Indenture Trustee the Trust Estate and the Indenture Trustee, pursuant to the written instructions of the Issuer, has executed and caused to be authenticated and delivered the Notes to the Depositor or its designee, upon the order of the Issuer. In addition, concurrently with such delivery and in exchange therefor, the Owner Trustee, pursuant to the instructions of the Depositor, has executed (not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer) and caused to be authenticated and delivered the Certificates to the Depositor or its designee, upon the order of the Depositor.

        Section 2.02 Reserved.

        Section 2.03 Ownership and Possession of Home Loan Files.

        Upon the issuance of the Securities, with respect to the Home Loans, the ownership of each Debt Instrument, the related Mortgage and the contents of the related Servicer's Home Loan File and the Indenture Trustee's Home Loan File shall be vested in the Owner Trustee and the Co-Owner Trustee and pledged to the Indenture Trustee for the benefit of the Noteholders and the Securities Insurer, although possession of the Servicer's Home Loan Files (other than items required to be maintained in the Indenture Trustee's Home Loan Files) on behalf of and for the benefit of the Securityholders and the Securities Insurer shall remain with Mego, and the Custodian shall take possession of the Indenture Trustee's Home Loan Files as contemplated in Section 2.06.

        Section 2.04 Books and Records.

        The sale of each Home Loan shall be reflected on the Depositor's or the Seller's, as the case may be, balance sheets and other financial statements as a sale of assets by the Depositor or the Seller, as the case may be, under generally accepted accounting principles ("GAAP"). The Master Servicer shall maintain, or cause to be maintained pursuant to Section 4.03, a complete set of books and records for each Home Loan which shall be clearly marked to reflect the ownership of each Home Loan by the Owner Trustee and the Co-Owner Trustee and the pledge to the Indenture Trustee for the benefit of the Securityholders and the Securities Insurer.

        It is the intention of the parties hereto that the transfers and assignments contemplated by this Agreement shall constitute a sale of the Home Loans and the other property specified in Section 2.01(a) from the Depositor to the Trust and such property shall not be property of the Depositor. If the assignment and transfer of the Home Loans and the other property specified in this Section 2.01(a) to the Owner Trustee and Co-Owner Trustee pursuant to this Agreement or the conveyance of the Home Loans or any of such other property to the Owner Trustee and Co-Owner Trustee is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Depositor intends that the rights and obligations of the parties shall be established pursuant to the terms of the Agreement and that, in such event, (i) the Depositor shall be deemed to have granted and does hereby grant to the Owner Trustee and Co-Owner Trustee a first priority security interest in the entire right, title and interest of the Depositor in and to the Home Loans and all other property conveyed to the Owner Trustee and Co-Owner Trustee pursuant to Section 2.01 and all proceeds thereof, and (ii) this Agreement shall constitute a security agreement under applicable law. Within five days of the Closing Date, the Depositor shall cause to be filed UCC-1 financing statements naming the Owner Trustee and Co-Owner Trustee as "secured parties" and describing the Home Loans being sold by the Depositor to the Trust with the office of the Secretary of State of the State in which the Depositor is located.

        Section 2.05 Delivery of Home Loan Documents.

        (a) With respect to each Home Loan, on the Closing Date the Seller and the Depositor have delivered or caused to be delivered to the Custodian as the designated agent of the Indenture Trustee each of the following documents (collectively, the "Indenture Trustee's Home Loan Files"):

                (i) The original Debt Instrument, showing a complete chain of endorsements or assignments from the named payee to the Trust and endorsed as follows: "Pay to the order of First Trust of New York, National Association, as Indenture Trustee and Co-Owner Trustee for Mego Mortgage Home Loan Owner Trust 1997-1, without recourse";

                (ii) If such Home Loan is a Mortgage Loan, the original Mortgage with evidence of recording indicated thereon (except that a true copy thereof certified by an appropriate public official may be substituted); provided, however, that if the Mortgage with evidence of recording thereon cannot be delivered concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage has been delivered for recordation, there shall be delivered to the Indenture Trustee a copy of such Mortgage certified as a true copy in an Officer's Certificate which shall certify that such Mortgage has been delivered to the appropriate public recording office for recordation, and there shall be promptly delivered to the Indenture Trustee such Mortgage with evidence of recording indicated thereon upon receipt thereof from the public recording official (or a true copy thereof certified by an appropriate public official may be delivered to the Indenture Trustee);

                (iii) If such Home Loan is a Mortgage Loan, the original Assignment of Mortgage, in recordable form. Such assignments may be blanket assignments, to the extent such assignments are effective under applicable law, for Mortgages covering Mortgaged Properties situated within the same county. If the Assignment of Mortgage is in blanket form an assignment of Mortgage need not be included in the individual Home Loan File;

                (iv) If such Home Loan is a Mortgage Loan, all original intermediate assignments of the Mortgage, showing a complete chain of assignments from the named mortgagee to the assignor to the Indenture Trustee, with evidence of recording thereon (or true copies thereof certified by appropriate public officials may be substituted); provided, however, that if the intermediate assignments of mortgage with evidence of recording thereon cannot be delivered concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such assignments of Mortgage have been delivered for recordation, there shall be delivered to the Indenture Trustee a copy of each such assignment of Mortgage certified as a true copy in an Officer's Certificate of Mego, which shall certify that each such assignment of Mortgage has been delivered to the appropriate public recording office for recordation, and there shall be promptly delivered to the Indenture Trustee such assignments of Mortgage with evidence of recording indicated thereon upon its receipt thereof from the public recording official (or true copies thereof certified by an appropriate public official may be delivered to the Indenture Trustee);

                (v) An original of each assumption or modification agreement, if any, relating to such Home Loan.

        (b) With respect to each Home Loan, on the Closing Date, the Seller and the Depositor have delivered or caused to be delivered to Mego, as the designated agent of the Indenture Trustee each of the following documents (collectively, the "Servicer's Home Loan

Files"): (A) If such Home Loan is an FHA Loan, an original or copy of notice signed by the Obligor acknowledging HUD insurance, (B) an original or copy of truth-in-lending disclosure, (C) an original or copy of the credit application,
(D) an original or copy of the consumer credit report, (E) an original or copy of verification of employment and income, or verification of self-employment income, (F) if such Home Loan is an FHA Loan, an original or copy of evidence of the Obligor's interest in the Property, (G) an original or copy of contract of work or written description with cost estimates, (H)(i) if such Home Loan is an FHA Loan either (a) an original or copy of the completion certificate or an original or copy of notice of non-compliance, if applicable or (b) an original or copy of report of inspection of improvements to the Property or an original or copy of notice of non-compliance, if applicable, or (ii) if such Home Loan is a Non-FHA Loan in respect of a home improvement, an original or copy of report of inspection of improvements to the Property, (I) to the extent not included in
(C), an original or a copy of a written verification that the Mortgagor at the time of origination was not more than 30 days delinquent on any senior mortgage or deed of trust on the Property, (J) (i) if such Home Loan is an FHA Loan for which an appraisal is required pursuant to the applicable regulations, an original or a copy of an appraisal of the Property as of the time of origination of such FHA Loan or (ii) if such Home Loan is a Non-FHA Loan and secured by a Mortgage, (a) if the original principal balance is greater than $25,000 but less than $50,000, a copy of the HUD-1 or HUD 1-A Closing Statement indicating the sale price, or an existing Uniform Residential Appraisal Report, or a Drive-by Appraisal documented on Freddie Mac form 704, or a tax assessment, or (b) if the original principal balance exceeds $50,000, a full Uniform Residential Appraisal Report prepared by a national appraisal firm, (K) an original or a copy of a title search as of the time of origination with respect to the Property, and (L) if such Home Loan is an FHA Loan, any other documents required for the submission of a claim with respect to such FHA Loan to the FHA.

        (c) Mego, at the direction of the Depositor, concurrently with the execution and delivery hereof, has delivered to the Indenture Trustee cash in an amount equal to (i) the accrued annual FHA premium due on each FHA Loan to the applicable Cut-Off Date, and (ii) the amount of FHA premium collected in respect of the Invoiced Loans after the applicable Cut-Off Date. The Indenture Trustee shall distribute the amount referred to in clause (i) of the previous sentence into the FHA Premium Account and shall distribute the amount referred to in clause (ii) of the previous sentence into the Note Distribution Account.

        (d) The Indenture Trustee shall cause the Custodian to take and maintain continuous physical possession of the Indenture Trustee's Home Loan Files in the State of Minnesota, and in connection therewith, shall act solely as agent for the holders of the Securities and the Securities Insurer in accordance with the terms hereof and not as agent for Mego or any other party.

        (e) In addition to the documents delivered to the Indenture Trustee pursuant to Section 2.01, on or prior to the Closing Date, the Guaranty Policy will be delivered to the

Indenture Trustee for the benefit of the Holders of the Securities (other than the holders of the Residual Interest Instruments).

        (f) Within 60 days of the Closing Date, Mego, at its own expense, shall cause the Indenture Trustee to record each Assignment of Mortgage (which may be a blanket assignment if permitted by applicable law) in the appropriate real property or other records; provided, however, the Indenture Trustee need not cause to be recorded any such Assignment of Mortgage which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by Mego (at Mego's expense) to the Indenture Trustee, the Securities Insurer and the Rating Agencies, the recordation of such Assignment of Mortgage is not necessary to protect the Indenture Trustee's interest in the related Mortgage Loan. With respect to any Assignment of Mortgage as to which the related recording information is unavailable within 60 days following the Closing Date, such Assignment of Mortgage shall be submitted for recording within 30 days after receipt of such information but in no event later than one year after the Closing Date. The Indenture Trustee shall be required to retain a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, Mego shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Indenture Trustee shall be required to submit each such Assignment of Mortgage Loan for recording.

        Section 2.06 Acceptance by Indenture Trustee of the Home Loans; Certain
                     Substitutions; Initial Certification by Custodian.

        (a) The Indenture Trustee agrees to cause the Custodian to execute and deliver on the Closing Date an acknowledgment of receipt of the Indenture Trustee's Home Loan File for each Home Loan. The Indenture Trustee declares that it will cause the Custodian to hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the Trust Estate and delivered to the Custodian in trust, upon and subject to the conditions set forth herein for the benefit of the Securityholders and the Securities Insurer in good faith and without notice of any adverse claims or liens. The Indenture Trustee agrees, for the benefit of the Securityholders and the Securities Insurer, to cause the Custodian to review each Indenture Trustee's Home Loan File within 45 days after the Closing Date (or, with respect to any Qualified Substitute Home Loan, within 45 days after the conveyance of the related Home Loan to the Trust) and to cause the Custodian to deliver to the Seller, the Depositor, the Indenture Trustee, the Issuer, the Securities Insurer and the Master Servicer a certification to the effect that, as to each Home Loan listed in the Home Loan Schedule (other than any Home Loan paid in full or any Home Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to the Indenture Trustee pursuant to this Agreement are in its possession or in the possession of the Custodian on its behalf (other than as expressly permitted in Section 2.05),
(ii) all documents delivered by the Depositor and the Seller to the Custodian pursuant to Section 2.05 have been reviewed by the Custodian and have not been mutilated or damaged and appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Obligor) and relate to such Home Loan, (iii) based on the examination of the Custodian on behalf of the Indenture Trustee, and only as to the foregoing documents, the information set forth on the Home Loan Schedule accurately reflects the information set forth in the Indenture Trustee's Home Loan File and (iv) each Debt Instrument has been endorsed as provided in Section 2.05. Neither the Issuer nor the Custodian shall be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Indenture Trustee's Home Loan File should include any of the documents specified in Section 2.05(a)(v).

        (b) The Servicer's Home Loan File shall be held in the custody of Mego for the benefit of, and as agent for, the Securityholders and the Indenture Trustee as the owner thereof and the Securities Insurer. It is intended that by Mego's agreement pursuant to this Section 2.06(b) the Indenture Trustee shall be deemed to have possession of the Servicer's Home Loan Files for purposes of
Section 9-305 of the Uniform Commercial Code of the State in which such documents or instruments are located. Mego shall promptly report to the Indenture Trustee and the Securities Insurer any failure by it to hold the Servicer's Home Loan File as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of such documents and instruments, Mego agrees not to assert any legal or beneficial ownership interest in the Home Loans or such documents or instruments. Mego agrees to indemnify the Securityholders, the Securities Insurer and the Indenture Trustee for any and all liabilities, obligations, losses, damages, payments, costs, or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Securityholders, the Securities Insurer or the Indenture Trustee as the result of any act or omission by Mego relating to the maintenance and custody of such documents or instruments which have been delivered to Mego; provided, however, that Mego will not be liable for any portion of any such amount resulting from the negligence or misconduct of any Securityholder, the Securities Insurer or the Indenture Trustee and provided, further, that Mego will not be liable for any portion of any such amount resulting from Mego's compliance with any instructions or directions consistent with this Agreement issued to Mego by the Indenture Trustee. The Indenture Trustee shall have no duty to monitor or otherwise oversee Mego's performance as custodian hereunder.

        (c) Upon determination by the Master Servicer, the Securities Insurer, the Depositor, Mego or the Indenture Trustee that any document constituting a part of any Home Loan File was not delivered to the Indenture Trustee or, with respect to any document constituting the Servicer's Home Loan File, to Mego, as custodian for the Indenture Trustee, the Securities Insurer and Securityholders, by the time required hereby (which in the case of (A) a failure to deliver a recorded mortgage or recorded assignment pursuant to Section 2.05(a)(ii) or
(a)(iv) (only under the circumstances in which a delay is caused by the public recording office and an Officer's Certificate is required to be provided thereunder) shall be the 20 month anniversary of the Closing Date, (B) failure to deliver a completion certificate or inspection report pursuant to Section 2.05(b)(H)(i) shall be the 14 month anniversary of the

Closing Date (C) a failure to deliver an inspection report pursuant to Section 2.05(b)(H)(ii) shall be the 12 month anniversary of the Closing Date, (D) a failure to deliver each other document constituting a part of any Indenture Trustee's Home Loan File shall be the Closing Date and (E) a failure to deliver each document (other than those described in clause (B) above) specified in
Section 2.05(b) shall be 45 Business Days after the Closing Date) to be so delivered or was defective in any material respect when delivered to the Indenture Trustee, the party identifying any of the foregoing shall give prompt written notice to the other parties and the Securities Insurer. Nothing contained herein shall require the Indenture Trustee to undertake any independent investigation or to make any review of any Home Loan File other than as provided for in this Section 2.06. Mego, upon receipt of such notice, shall comply with the cure, substitution and repurchase provisions of Section 3.05 hereof.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

        Section 3.01 Representations and Warranties of the Depositor.

        The Depositor hereby represents, warrants and covenants with and to the Issuer, and the Indenture Trustee, on behalf of the Securityholders, and the Master Servicer, as of the Closing Date:

        (a) The Depositor is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted. The Depositor has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Depositor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of the Depositor; this Agreement evidences the valid, binding and enforceable obligation of the Depositor; and all requisite action has been taken by the Depositor to make this Agreement valid, binding and enforceable upon the Depositor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

        (b) The consummation of the transactions contemplated by this Agreement will not result in (i) the breach of any terms or provisions of the Articles of Incorporation or Bylaws of the Depositor, (ii) the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Depositor, or its property is subject, or (iii) the violation of any law, rule, regulation, order, judgment or decree to which the Depositor or its respective property is subject;

        (c) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder.

        Section 3.02 Representations, Warranties and Covenants of the Master
                     Servicer.

        The Master Servicer hereby represents, warrants and covenants with and to the Depositor, the Issuer, Mego, the Indenture Trustee, the Securities Insurer and the Securityholders as of the Closing Date:

        (a) The Master Servicer is a national banking association duly organized and validly existing under the laws of the United States of America, with full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted;

        (b) The Master Servicer has the full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and each other Transaction Document to which it is a party, has duly authorized the execution, delivery and performance of this Agreement and each other Transaction Document to which it is a party, has duly executed and delivered this Agreement and each other Transaction Document to which it is a party, and this Agreement and each other Transaction Document to which it is a party, when duly authorized, executed and delivered by the other parties thereto, will constitute a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with its terms;

        (c) Neither the execution and delivery of this Agreement or any other Transaction Document to which the Master Servicer is a party, the consummation of the transactions required of the Master Servicer herein or therein, nor the fulfillment of or compliance with the terms and conditions of this Agreement or any other Transaction Document to which the Master Servicer is a party will conflict with or result in a breach of any of the terms, conditions or provisions of the Master Servicer's charter or bylaws or any legal restriction or any material agreement or instrument to which the Master Servicer is now a party or by which it is bound, or which would adversely affect the administration of the Trust as contemplated hereby, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject;

        (d) The Master Servicer is not in default, and the execution and delivery of this Agreement and each other Transaction Document to which it is a party and its performance of and compliance with the terms hereof and thereof will not constitute a violation of, any law, any order or decree of any court, or any order, regulation or demand of any federal, state or local governmental or regulatory authority;

        (e) No action, suit or other proceeding or investigation is pending or, to the Master Servicer's knowledge, threatened before any court or any federal, state or local governmental or regulatory authority (A) asserting the invalidity of this Agreement or any other Transaction Document to which the Master Servicer is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which the Master Servicer is a party, or (C) seeking any determination or ruling that would materially and adversely affect the ability of the Master Servicer to perform its obligations under this Agreement or any other Transaction Document to which the Master Servicer is a party (including any threatened or pending action, suit, proceeding or investigation which might result in the suspension, revocation or modification of the Contract of Insurance);

        (f) No consent, approval, authorization or order of, registration or filing with or notice to, any court or any federal, state or local government or regulatory authority is required for the execution, delivery and performance by the Master Servicer of this Agreement or any other Transaction Document to which the Master Servicer is a party (other than those that have been obtained or will be obtained prior to the Closing Date);

        (g) Neither this Agreement nor any other Transaction Document to which the Master Servicer is a party nor any statement, report or other document furnished or to be furnished by the Master Servicer pursuant to this Agreement or any other Transaction Document to which the Master Servicer is a party or in connection with the transactions contemplated hereby and thereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

        (h) The statements contained in the section of the Prospectus Supplement entitled "The Master Servicer" which describe the Master Servicer are true and correct in all material respects, and such section of the Prospectus Supplement does not contain any untrue statement of a material fact with respect to the Master Servicer and does not omit to state a material fact necessary to make the statements contained therein with respect to the Master Servicer not misleading;

        (i) The Master Servicer is solvent, and the Master Servicer will not be rendered insolvent as a result of the performance of its obligations pursuant to this Agreement and any other Transaction Document to which the Master Servicer is a party;

        (j) The Servicing Agreement conforms to the requirements for a Servicing Agreement contained in this Agreement;

        (k) Each FHA Loan will be serviced by the Master Servicer and the Servicer in compliance with Title I and all other applicable laws;

        (l) The Master Servicer, or an affiliate thereof that has been previously approved by the Securities Insurer, the primary business of which is the servicing of home loans such as the Home Loans, is an Eligible Servicer, and the Master Servicer or such affiliate possesses all state and federal licenses necessary for servicing the Home Loans in accordance with this Agreement;

        (m) The Master Servicer has not waived any default, breach, violation or event of acceleration existing under any Debt Instrument or the related Mortgage;

        (n) The Master Servicer will cause to be performed any and all acts required to be performed by the Master Servicer or Servicer to preserve the rights and remedies of the Trust and the Indenture Trustee in any Insurance Policies applicable to the Home Loans or with respect to any FHA Loan, any Insurance Policy required to be maintained pursuant to Title I, including, without limitation, in each case, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trust and the Indenture Trustee;

        (o) The Master Servicer shall comply with, and shall service, or cause to be serviced, each Home Loan, in accordance with all applicable laws, and, in particular, in accordance with any applicable provisions of the National Housing Act, as amended and supplemented, all rules and regulations issued thereunder, and all administrative publications published pursuant thereto including, in the case of the FHA Loans, all FHA requirements of FHA Title I loans; and

        (p) The Master Servicer agrees that, so long as it shall continue to serve in the capacity contemplated under the terms of this Agreement, it shall remain in good standing under the laws governing its creation and existence and qualified under the laws of each state in which it is necessary to perform its obligations under this Agreement or in which the nature of its business requires such qualification, it shall maintain or cause an affiliate previously approved of by the Securities Insurer to maintain all licenses, permits and other approvals required by any law or regulations, including, without limitation Title I, as may be necessary to perform its obligations under this Agreement and to retain all rights to service the Loans, and it shall not dissolve or otherwise dispose of all or substantially all of its assets.

        It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive the issuance and delivery of the Securities and shall be continuing as long as any Security shall be outstanding or this Agreement has not been terminated.

        Section 3.03 Representations and Warranties of Mego.

        (a) The Seller hereby represents and warrants to the Depositor, the Issuer, the Indenture Trustee, the Master Servicer, the Securities Insurer and the Securityholders, that as of the Closing Date:

                (i) Mego is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Mego is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction;

                (ii) Mego has full power and authority to execute, deliver and perform, and to enter into and consummate all transactions required of it by this Agreement and each other Transaction Document to which it is a party; has duly authorized the execution, delivery and performance of this Agreement and each other

        Transaction Document to which it is a party; has duly executed and delivered this Agreement and each other Transaction Document to which it is a party; when duly authorized, executed and delivered by the other parties hereto, this Agreement and each other Transaction Document to which it is a party will constitute a legal, valid and binding obligation of Mego enforceable against it in accordance with its terms, except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

                (iii) Neither the execution and delivery of this Agreement or any of the other Transaction Documents to which Mego is a party, the consummation of the transactions required of it herein or under any other Transaction Document, nor the fulfillment of or compliance with the terms and conditions of this Agreement or any of the other Transaction Documents will conflict with or result in a breach of any of the terms, conditions or provisions of Mego's charter or by-laws or any legal restriction or any material agreement or instrument to which Mego is now a party or by which it is bound, or which would adversely affect the creation and administration of the Trust as contemplated hereby, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which Mego or its respective property is subject;

                (iv) There is no action, suit, proceeding, investigation or litigation pending against Mego or, to its knowledge, threatened, which, if determined adversely to Mego, would materially adversely affect the sale of the Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or any other Transaction Document, or which would have a material adverse affect on the financial condition of Mego;

                (v) No consent, approval, authorization or order of any court or governmental agency or body is required for: (a) the execution, delivery and performance by Mego of, or compliance by Mego with, this Agreement,
        (b) the transfer of all FHA insurance reserves relating to the FHA Loans to the Contract of Insurance Holder, (c) the issuance of the Certificates, (d) the sale of the Home Loans under the Home Loan Purchase Agreement or (e) the consummation of the transactions required of it by this Agreement, except: (A) such as shall have been obtained before the Closing Date, (B) the transfer of the FHA insurance reserves by the FHA to the Contract of Insurance Holder with respect to the FHA Loans as to which an FHA case number has not been assigned as of the Closing Date, and (C) such as may be required under state securities or "Blue Sky" laws in connection with the sale of the Certificates by the Underwriter;

                (vi) Mego is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of Mego or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                (vii) Mego received fair consideration and reasonably equivalent value in exchange for the sale of the Home Loans to the Depositor;

                (viii) HUD has approved in writing the transfer to the Contract of Insurance Holder of the FHA Reserve Amount relating to each FHA Loan and all actions have been taken by Mego (other than the filing of the Transfer of Note Report Form 27030 with HUD) and all required consents have been obtained (other than approval upon HUD's receipt of such Transfer of Note Report), in either case, necessary to effect transfer to the Contract of Insurance Holder of the FHA Reserve Amount relating to each FHA Loan (except for FHA Loans with respect to which a case number has not been assigned as of the Closing Date). The FHA Reserve Amounts with respect to the FHA Loans transferred to the Contract of Insurance Holder both prior to and following the transfer of the FHA Loans to the Co-Owner Trustee and Owner Trustee will be available to satisfy claims with respect to such FHA Loans. The amount in the FHA Insurance Coverage Reserve Account, together with all amounts to be requested for transfer with respect to the FHA Loans, will equal $19,166,521.61. The amount to be requested for transfer with respect to the FHA Loans is $2,194,698, which is the sum of approximately 10% of the aggregate of the Principal Balances of the FHA Loans as of the Cut-Off Date;

                (ix) Mego is a non-supervised lender in good standing with HUD under 24 CFR Section202.5 and is authorized to originate, purchase, hold, service and/or sell loans insured under 24 CFR Part 201 pursuant to a valid contract of insurance, Number 70497-00003;

                (x) Mego has transferred the Home Loans without any intent to hinder, delay or defraud any of its creditors;

        (b) Mego hereby agrees for the benefit of the Depositor, the Issuer, the Indenture Trustee, the Securities Insurer and the Securityholders that the failure of any of the following representations and warranties to be true and correct as to any Home Loan (and the related Debt Instrument and Mortgage, if applicable) as of the Cut-Off Date for such Home Loan, or such later date if so specified in such representation and warranty, gives rise to the remedy specified in Section 3.05;

                (i) The information pertaining to each Home Loan set forth in the Home Loan Schedule was true and correct in all material respects as of the Cut-Off Date;

                (ii) As of the Closing Date at least 99.5% of the Home Loans (by aggregate Initial Pool Principal Balance) are between 0 and 30 days past due and not more than 0.5% of the Home Loans (by aggregate Initial Principal Balance) are between 31 and 60 days past due (without giving effect to any grace period); Mego has not advanced funds, induced, solicited or knowingly received any advance of funds from a party other than the Obligor, directly or indirectly, for the payment of any amount required by the Home Loan;

                (iii) The terms of the Debt Instrument and any related Mortgage contain the entire agreement of the parties and have not been impaired, waived, altered or modified in any respect, except by written instruments reflected in the related File and recorded, if necessary, to maintain the lien priority of the any related Mortgage; if such Home Loan is an FHA Loan the substance of each such waiver, alteration and modification has been approved by the FHA to the extent required under Title I; no other instrument of waiver, alteration, expansion or modification has been executed, and no Obligor has been released, in whole or in part, except in connection with an assumption agreement which assumption agreement is part of the related Home Loan File and the payment terms of which are reflected in the related Home Loan Schedule and; if such Home Loan is an FHA Loan, has been approved by the FHA to the extent required under Title I;

                (iv) The Debt Instrument and any related Mortgage are not subject to any set-off, claims, counterclaim or defense and will not have such in the future with respect to the goods and services provided under the Debt Instrument, including the defense of usury or of fraud in the inducement, nor will the operation of any of the terms of the Debt Instrument and any related Mortgage, or the exercise of any right thereunder, render such Debt Instrument or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                (v) Any and all requirements of any federal, state or local law applicable to the Home Loan (including any law applicable to the origination, servicing and collection practices with respect thereto) have been complied with;

                (vi) No Debt Instrument or Mortgage has been satisfied, cancelled, rescinded or subordinated, in whole or part; and Mego has not waived the performance by the Obligor of any action, if the Obligor's failure to perform such action would cause the Debt Instrument or Mortgage Loan to be in default, except as otherwise permitted by clause
        (iii); and with respect to a Mortgage Loan, the related Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, subordination, release, cancellation or rescission;

                (vii) Each related Mortgage is a valid, subsisting and enforceable lien on the related Property, including the land and all buildings on the Property;

                (viii) The Debt Instrument and any related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general and by general principles of equity;

                (ix) To Mego's best knowledge, all parties to the Debt Instrument and any related Mortgage had legal capacity at the time to enter into the Home Loan and to execute and deliver the Debt Instrument and any related Mortgage, and the Debt Instrument and any related Mortgage have been duly and properly executed by such parties;

                (x) As of the applicable Cut-Off Date, the proceeds of the Home Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all applicable requirements set forth in the Home Loan documents have been complied with; the Obligor is not entitled to any refund of any amounts paid or due under the Debt Instrument or any related Mortgage;

                (xi) Immediately prior to the sale, transfer and assignment to the Depositor, Mego will have good and indefeasible legal title to the Home Loan, the related Debt Instrument and any related Mortgage and the full right to transfer such Home Loan, the related Debt Instrument and any related Mortgage, and Mego will have been the sole owner thereof, subject to no liens, pledges, charges, mortgages, encumbrances or rights of others, except for such liens as will be released simultaneously with the transfer and assignment of the Home Loans to the Depositor (and the Home Loan File will contain no evidence inconsistent with the foregoing); and immediately upon the sale, transfer and assignment contemplated by the Home Loan Purchase Agreement, the Depositor will hold good title to, and be the sole owner of each Home Loan, the related Debt Instrument and any related Mortgage, free of all liens, pledges, charges, mortgages, encumbrances or rights of others;

                (xii) Except for those Home Loans referred to in Section 3.03(b)(ii) above that are delinquent as of the Closing Date, there is no default, breach, violation or event of acceleration existing under the Home Loan, the related Debt Instrument and any related Mortgage and there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration and neither Mego nor its predecessors have waived any default, breach, violation or event of acceleration;

                (xiii) The Debt Instrument and any related Mortgage contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Property of the benefits of the security provided thereby, including,
        (A) in the case of any Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure;

                (xiv) Each FHA Loan is an FHA Title I property improvement loan (as defined in 24 C.F.R. Section 201.2) underwritten and originated by Mego in accordance with FHA requirements for the Title I Loan program as set forth in 24 C.F.R. Parts 201 and 202, and Mego has transmitted a loan report with respect to such FHA Loan to FHA so that such FHA Loan will be included in the Title I program;

                (xv) Each Home Loan is a fixed rate loan; the Debt Instrument shall mature within not more than (a) for an FHA Loan, 20 years and 32 days and (b) for a Non-FHA Loan, 25 years, from the date of origination of the Home Loan; the Debt Instrument is payable in substantially equal Monthly Payments, with interest payable in arrears, and requires a Monthly Payment which is sufficient to fully amortize the original principal balance over the original term and to pay interest at the related Home Loan Interest Rate; interest on each Home Loan is calculated on the basis of a 360 day year consisting of twelve 30-day months, and the Debt Instrument does not provide for any extension of the original term;

                (xvi) The related Debt Instrument is not and has not been secured by any collateral except, in the case of a Mortgage Loan, the lien of the corresponding Mortgage;

                (xvii) With respect to any Mortgage Loan, if the related Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, or a valid substitution of trustee has been recorded, and no extraordinary fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with default proceedings and a trustee's sale after default by the Obligor;

                (xviii) With respect to any Mortgage Loan, Mego has no knowledge of any circumstances or conditions not reflected in the representations set forth herein, or in the Home Loan Schedule, or in the related Home Loan File with respect to the related Mortgage, the related Property or the Obligor which could reasonably be expected to materially and adversely affect the value of the related Property, or the marketability of the Mortgage Loan or to cause the Mortgage Loan to become delinquent or otherwise in default;

                (xix) Assuming no material change to the applicable law or regulations in effect as of the Closing Date, after the consummation of the transactions contemplated by this Agreement, the Master Servicer on behalf of the Trust and the Indenture Trustee will have the ability to foreclose or otherwise realize upon a Property, if the Home Loan is a Mortgage Loan, or to enforce the provisions of the related Home Loan against the Obligor thereunder, if the foreclosure upon any such Property or enforcement of the provisions of the related Home Loan against the Obligor are undertaken as set forth in Section 4.12;

                (xx) With respect to any FHA Loan that is a Mortgage Loan, the improvements to the Property relating to such FHA Loan, have been or shall be completed and inspected by the Servicer within the time period and to the extent required under the applicable Title I regulations, and evidence of such inspection shall be placed in the Servicer's Home Loan File or, if not, a letter of non-compliance shall be delivered to HUD (with a copy placed in the Servicer's Home Loan File) promptly upon the completion of such inspection;

                (xxi) Each FHA Loan has been originated in compliance with the provisions of 24 C.F.R. Section 201.20, and, if required by Title I, the market value of the any related Property has been ascertained in accordance with the procedures established by HUD;

                (xxii) There exists a Home Loan File relating to each Home Loan and such Home Loan File contains all of the original or certified documentation listed in Section 2.05 for such Home Loan, subject to applicable grace periods set forth in 2.06(c). Each Indenture Trustee's Home Loan File has been delivered to the Custodian and each Servicer's Home Loan File is being held in trust by Mego for the benefit of, and as agent for, the Securityholders, the Securities Insurer and the Indenture Trustee as the owner thereof. Each document included in the Home Loan File which is required to be executed by the Obligor has been executed by the Obligor in the appropriate places. With respect to each Mortgage Loan, the related Assignment of Mortgage to the Indenture Trustee is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Property is located. All blanks on any form required to be completed have been so completed;

                (xxiii) Each FHA Loan is in respect of a home improvement loan or a retail installment sale contract, and each Property is improved by a residential dwelling and is not a Home Loan in respect of a manufactured home or mobile home or the land on which a manufactured home or mobile home has been placed;

                (xxiv) Each FHA Loan was originated by Mego in accordance with the applicable underwriting criteria established by the FHA and HUD; each Non-FHA Loan was originated by Mego in accordance with Mego's "Express 35/Swift 60 Loan Program", "Debt Consolidation 125 Loan Program", and "Renovator 125 Loan Program" underwriting guidelines, as applicable, attached hereto as Exhibit D;

                (xxv) Any Property securing an FHA Loan is covered by any insurance required by Title I; if the Property securing any Mortgage Loan is in an area identified by the Federal Emergency Management Agency ("FEMA") as having special flood hazards, unless the community in which the area is situated is participating in the National Flood Insurance Program and the regulations thereunder or less than a year has passed since FEMA notification regarding such hazards, a flood insurance policy is in effect with respect to such Property with a generally acceptable carrier which complies with Section 102(a) of the Flood Disaster Protection Act of 1973; all improvements upon each Property securing a Non-FHA Loan are insured by a generally acceptable insurer against loss by fire hazards of extended coverage and such other hazards as are customary in the area where the Property is located pursuant to insurance policies conforming to the requirements of the Agreement; all such policies contain a standard mortgage clause naming Mego, its successors and assigns, as loss payee;

                (xxvi) All costs, fees and expenses incurred in originating and closing the Home Loan and in recording any related Mortgage were paid and the Obligor is not entitled to any refund of any amounts, paid or due to the Obligee pursuant to the Debt Instrument or any related Mortgage;

                (xxvii) Except for the related FHA Premium Amount, if applicable, there is no obligation on the part of Mego or any other party other than the Obligor to make payments with respect to the Home Loan;

                (xxviii) At the time of origination of the Home Loan, each related prior lien, if any, was not 30 or more days delinquent;

                (xxix) All parties which have had any interest in the Home Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Property is located, and (ii) (A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state;

                (xxx) With respect to each Mortgage Loan, the related Mortgage contains an enforceable provision requiring the consent of the Mortgagee to assumption of the related Mortgage Loan upon sale of the Property;

                (xxxi) With respect to any Mortgage Loan, there is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the related Property at a trustee's sale or the right to foreclose the Mortgage; no relief has been requested or allowed to the Mortgagor under the Civil Relief Act;

                (xxxii) Subject to Section 3.05, each FHA Loan has been submitted to the FHA for insurance pursuant to the FHA Title I loan program and each FHA Loan has been or will be assigned a case number by the FHA for the FHA Title I loan program;

                (xxxiii) Subject to Section 3.05, the FHA Reserve Amount with respect to each FHA Loan, has been or will be transferred to the FHA Insurance Coverage Reserve Account;

                (xxxiv) The related Home Loan File for each Home Loan that is a Mortgage Loan contains a title document with respect to such Home Loan reflecting that title to the related Property is vested at least 50% in the Obligor under such Home Loan;

                (xxxv) Each Property (including each residential dwelling improvement thereon) is free of damage which materially and adversely affects the value thereof and, if the related Home Loan is an FHA Loan, impairs the ability to insure the related Home Loan under the Title I program;

                (xxxvi) Each Home Loan was originated in compliance with all applicable laws and, to the best of Mego's knowledge, no fraud or misrepresentation was committed by any Person in connection therewith or, if the related loan is an FHA Loan, in the application for any insurance required by Title I in relation to such FHA Loan;

                (xxxvii) Each Home Loan has been serviced in accordance with all applicable laws and, to the best of Mego's knowledge, no fraud or misrepresentation was committed by any Person in connection therewith;

                (xxxviii) The transfer, assignment and conveyance of the Debt Instruments and the Mortgages by Mego to the Depositor were not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

                (xxxix) Any Home Loan originated in the State of Texas, was originated pursuant to either Chapter 3 or Chapter 6 of the Texas Consumer Credit Code;

                (xl) As of the applicable Cut-Off Date, no Obligor is a debtor under proceedings under the Bankruptcy Code, and no such Obligor has defaulted in payments on a Home Loan after the filing of such bankruptcy case, whether under a plan or reorganization or otherwise;

                (xli) Mego has not advanced funds, or induced, solicited or knowingly received any advance of loan payments from a party other than, with respect to a Mortgage Loan, the owner of the Property subject to the Mortgage;

                (xlii) Mego originated the Home Loans through its network of dealers and correspondents;

                (xliii) Each Home Loan conforms, and all such Home Loans in the aggregate conform, to the description thereof set forth in the Prospectus Supplement;

                (xliv) With respect to FHA Loans secured by a Mortgage, the representations and warranties of the Mortgagor in each mortgage loan application and in connection with the related FHA Loan are true and correct in all material respects (and it shall be deemed that a breach is material only if a claim for payment made to the FHA under the Contract of Insurance in respect of such FHA Loan is a Rejected Claim as a result of such breach);

                (xlv) Each Home Loan either complies with the Home Ownership and Equity Protection Act of 1994 or is not subject to such act;

                (xlvi) Mego has caused to be performed or shall cause to be performed within 15 Business Days of the Closing Date any and all acts required to preserve the rights and remedies of the Trust and the Indenture Trustee in any insurance policies applicable to each Home Loan or, if such Home Loan is an FHA Loan, only if required by Title I, including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishment of coinsured, joint loss payee and mortgagee rights in favor of the Indenture Trustee;

                (xlvii) With respect to any Mortgage Loan, to Mego's best knowledge, there exists no violation of any environmental law (either local, state or federal), rule or regulation in respect of the Property which violation has or could have a material adverse effect on the market value of such Property. Mego has no knowledge of any pending action or proceeding directly involving the related Property in which compliance with any environmental law, rule or regulation is in issue; and, to Mego's best knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to the use and enjoyment of such Property;

                (xlviii) Not more than 0.26% of the FHA Loans (by aggregate Initial Principal Balance) and none of the Non-FHA Loans are secured by Mortgages on nonowner occupied Mortgaged Properties;

                (xlix) On the Closing Date, 55% or more (by aggregate Principal Balance) of the Home Loans do not constitute "real estate mortgages" for the purpose of Treasury Regulation Section301.7701 under the Code. For this purpose a Home Loan does not constitute a "real estate mortgage" if:

                (i) The Home Loan is not secured by an interest in real property, or

                (ii) The Home Loan is not an "obligation principally secured by an interest in real property." For this purpose an "obligation is principally secured by an interest in real property" if it satisfies either test set out in paragraph (1) or paragraph (2) below.

                (1) The 80-percent test. An obligation is principally secured by an interest in real property if the fair market value of the interest in real property securing the obligation

                        (A) was at least equal to 80 percent of the adjusted issue price of the obligation at the time the obligation was originated (or, if later, the time the obligation was significantly modified); or

                        (B) is at least equal to 80 percent of the adjusted issue price of the obligation on the Closing Date.

                        For purposes of this paragraph (1), the fair market value of the real property interest must be first reduced by the amount of any lien on the real property interest that is senior to the obligation being tested, and must be further reduced by a proportionate amount of any lien that is in parity with the obligation being tested, in each case before the percentages set forth in
                        (1)(A) and (1)(B) are determined. The adjusted issue price of an obligation is its issue price plus the amount of accrued original issue discount, if any, as of the date of determination.

                (2) Alternative test. An obligation is principally secured by an interest in real property if substantially all of the proceeds of the obligation were used to acquire or to improve or protect an interest in real property that, at the origination date, is the only security for the obligation. For purposes of this test, loan guarantees made by the United States or any state (or any political subdivision, agency, or instrumentality of the United States or of any state), or other third party credit enhancement are not viewed as additional security for a loan. An obligation is not considered to be secured by property other than real property solely because the obligor is personally liable on the obligation. For this purpose only, substantially all of the proceeds of the obligations means 66 2/3% or more of the gross proceeds.

                (l) No Home Loan was selected from Mego's assets in a manner which would cause it to be adversely selected as to credit risk from the pool of home loans owned by Mego;

                (li) With respect to each Home Loan that is not a first mortgage loan, either (i) no consent for the Home Loan is required by the holder of the related prior lien or (ii) such consent has been obtained and has been delivered to the Indenture Trustee;

                (lii) Each Home Loan is either a retail installment contract for goods or services, home improvement loan for goods or services, debt consolidation loan or a home equity loan. All Home Loans that are not debt consolidation loans are either retail installment sale contracts for goods and services or home improvement loans for goods and services that are either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. Part 433.1; and

                (liii) Each Debt Instrument is comprised of an original promissory note and each promissory note constitutes an "instrument" or "chattel paper" for purposes of Article 9 of the UCC. Each Debt Instrument has been delivered to the Custodian.

        Section 3.04 [Reserved].

        Section 3.05 Purchase and Substitution.

        (a) It is understood and agreed that the representations and warranties set forth in Sections 3.03 shall survive the conveyance of the Home Loans to the Issuer, the Grant of the Home Loans to the Indenture Trustee and the delivery of the Securities to the Securityholders and shall be continuing as long as any Security is outstanding. Upon discovery by the Depositor, the Master Servicer, the Seller, the Custodian, the Issuer, the Indenture Trustee, the Securities Insurer or any Securityholder of a breach of any of such representations and warranties which materially and adversely affects the value of the Home Loans or the interest of the Securityholders or the Securities Insurer, or which materially and adversely affects the interests of the Securityholders or the Securities Insurer in the related Home Loan in the case of a representation and warranty relating to a particular Home Loan (notwithstanding that such representation and warranty was made to the Seller's best knowledge), the party discovering such breach shall give prompt written notice to the others. Except with respect to a breach of the representations made by Mego pursuant to Section 3.03(b)(xxxii) and (xxxiii), in the event of a determination in Section 2.06(c) or a breach of a representation and warranty made pursuant to Section 3.03(b) that materially and adversely affects the interests of the Securityholders or the Security Insurer in the Home Loan with respect to which such representation is made or in the Home Loans and a failure within sixty Business Days of discovery or receipt of notice of such failure to effect a cure of the circumstances giving rise to such defect, Mego shall be obligated, on the Monthly Cut-Off Date next succeeding the expiration of such sixty-day period, to repurchase (or substitute for, to the extent permitted by subsection (b) below) the affected Home Loan. The Securities Insurer and the Indenture Trustee on behalf of the Securityholders agree that if an FHA Loan is a Defective Home Loan because a document is not included in the Servicer's Home Loan File as of the 60th Business Day after the discovery or receipt of notice thereof, such defect shall be deemed to be cured if the Indenture Trustee shall have received during the sixty-day period after such date a written statement addressed to it from the Director of HUD Title I Insurance Division that such document would not be required in connection with a claim for FHA Insurance with respect to such FHA Loan. Except as set forth in Section 5 of the Indemnification Agreement, it is understood and agreed that the obligation of Mego to repurchase or substitute any such Home

Loan pursuant to this Section shall constitute the sole remedy against it with respect to such breach of the foregoing representations or warranties or the existence of the foregoing conditions. For purposes of calculating Business Days with respect to a Defective Loan that is an FHA Loan because a document is not included in the Servicer's Home Loan File in this Section 3.05(a), a Business Day shall not include any day on which the FHA is officially closed for reasons other than as specified in the definition of Business Day. With respect to representations and warranties made by Mego pursuant to Section 3.03(b) that are made to Mego's best knowledge, if it is discovered by any of the Depositor, Mego, the Indenture Trustee, the Owner Trustee or the Securities Insurer that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Loan, notwithstanding Mego's lack of knowledge, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

        With respect to a breach of the representations made by Mego pursuant to
Section 3.03(b)(xxxii) or (xxxiii) if the FHA has not assigned a case number under the Contract of Insurance to an FHA Loan to indicate that such FHA Loan is eligible for Title I Insurance coverage under the Contract of Insurance on or before the 120th day after the Closing Date, Mego shall be obligated, on the Monthly Cut-Off Date next succeeding such 120th day, to repurchase such FHA Loan. If the FHA Reserve Amount with respect to an FHA Loan has not been transferred to the FHA Insurance Coverage Reserve Account on or before the 150th day after the Closing Date, Mego shall be obligated, on the Monthly Cut-Off Date next succeeding such 150th day, to repurchase such FHA Loan. The Claims Administrator shall give notice in writing to each of the Master Servicer, the Securities Insurer, the Depositor, Mego and the Indenture Trustee, the Owner Trustee of (i) any FHA Loan with respect to which there has not been assigned a case number under the Contract of Insurance on or before the 120th day after the Closing Date and (ii) any FHA Loan that has not been transferred to the FHA Insurance Coverage Reserve Account on or before the 150th day after the Closing Date. For purposes of calculating either 120 or 150 days from the Closing Date in this Section 3.05(a), any day on which the FHA is officially closed for reasons other than such day being a Saturday, Sunday or a day on which banking institutions in Washington, D.C. are authorized or obligated by law, executive order or governmental decree to be closed, shall not be counted in making such calculation.

        If Mego is required to repurchase any Home Loan on a Monthly Cut-Off Date that is not a Business Day, such repurchase shall be made on the last Business Day preceding such Monthly Cut-Off Date. Any Home Loan required to be purchased or repurchased pursuant to this Section 3.05(a) is referred to as a "Defective Home Loan."

        (b) Mego shall be obligated to repurchase a Defective Home Loan for the Purchase Price, payable to the Indenture Trustee in cash on the Monthly Cut-Off Date specified in Section 3.05(a) above, for deposit in the Note Distribution Account. Notwithstanding the foregoing, within two years of the Closing Date, Mego may elect in lieu of the purchase or repurchase of a Defective Home Loan as provided in this Section 3.05, to substitute, as of the

Monthly Cut-off Date specified in Section 3.05(a), a Qualified Substitute Home Loan for the Defective Home Loan in accordance with the provisions of this
Section 3.05.

        (c) Mego shall notify the Master Servicer, the Indenture Trustee and the Securities Insurer in writing not less than five Business Days before the related Determination Date which is on or before the date on which Mego would otherwise be required to repurchase such Loan pursuant to Section 3.05(a) of its intention to effect a substitution under this Section. On such Determination Date (the "Substitution Date"), Mego shall deliver to the Indenture Trustee and the Securities Insurer a list of the Home Loans to be substituted for by such Qualified Substitute Home Loans, and attaching as an exhibit a supplemental Home Loan Schedule (the "Supplemental Loan Schedule") setting forth the same type of information appearing on the Loan Schedule and representing as to the accuracy thereof. In connection with any substitution pursuant to this Section 3.05, to the extent that the aggregate Principal Balance of any Qualified Substitute Home Loan or Home Loans is less than the aggregate Principal Balance of the corresponding Home Loan or Home Loans as of the Determination Date on which the substitution is being made, Mego shall deposit such difference (a "Substitution Adjustment Amount") to the Note Distribution Account on such date.

        (d) Concurrently with the satisfaction of the conditions set forth in this Section 3.05 and the Grant of such Qualified Substitute Home Loans to the Indenture Trustee pursuant to Section 3.05(b), Exhibit A to this Agreement shall be deemed to be amended to exclude all Home Loans being replaced by such Qualified Substitute Home Loans and to include the information set forth on the Supplemental Loan Schedule with respect to such Qualified Substitute Home Loans, and all references in this Agreement to Home Loans shall include such Qualified Substitute Home Loans and be deemed to be made on or after the related Substitution Date, as the case may be, as to such Qualified Substitute Home Loans.

        (e) Notwithstanding the provisions of Section 3.05(a), the Securities Insurer, in its sole discretion, may extend, by not more than 150 days from the date of the notice described in Section 3.05(a), the sixty-day period available, pursuant to Section 3.05(a), to Mego to cure the circumstances giving rise to a defect with respect to any Home Loan described in Section 3.05.

        (f) With respect to all Defective Home Loans or other Home Loans repurchased by Mego pursuant to this Agreement, upon the deposit of the Purchase Price therefor to the Note Distribution Account, the Indenture Trustee shall assign to Mego, without recourse, representation or warranty, all the Indenture Trustee's right, title and interest in and to such Defective Home Loans or Home Loans, which right, title and interest were conveyed to the Indenture Trustee pursuant to Section 2.01, including, without limitation, the rights to any FHA Insurance reserves attributable to such Home Loans. The Indenture Trustee shall take any actions as shall be reasonably requested by Mego to effect the repurchase of any such Home Loans.

                                   ARTICLE IV.

                   ADMINISTRATION AND SERVICING OF HOME LOANS;
                              CLAIMS ADMINISTRATION

        Section 4.01 Servicing Standard.

        (a) The Master Servicer is hereby authorized to act as agent for the Trust and in such capacity shall manage, service, administer and make collections on the Home Loans, and perform the other actions required by the Master Servicer under this Agreement. In performing its obligations hereunder the Master Servicer shall at all times act in good faith in a commercially reasonable manner in accordance with all requirements of the FHA applicable to the servicing of the FHA Loans and otherwise in accordance with applicable law and the Debt Instruments and Mortgages. The Master Servicer shall at all times service and administer the FHA Loans in accordance with Title I, and shall have full power and authority, acting alone and/or through the Servicer as provided in Section 4.02, subject only to this Agreement, the respective Home Loans, and, in the case of the FHA Loans, the specific requirements and prohibitions of Title I, to do any and all things in connection with such servicing and administration which are consistent with the manner in which prudent servicers service FHA Title I home improvement loans and which are consistent with the ordinary practices of prudent mortgage lending institutions, but without regard to:

                (i) any relationship that the Master Servicer, the Servicer or any affiliate of the Master Servicer or any Servicer may have with the related Obligor:

                (ii) Mego's obligations to repurchase or substitute for a Defective Home Loan pursuant to Section 3.05(b) or any FHA Loans pursuant to Section 4.12(b);

                (iii) the ownership of any Securities by the Master Servicer or any affiliate of the Master Servicer;

                (iv) the Master Servicer's obligation to make Interest Advances pursuant to Section 4.08(a), to make Foreclosure Advances pursuant to
        Section 4.08(b), or repurchase any FHA Loans pursuant to Section 4.12;
        or

                (v) the Master Servicer's right to receive compensation for its services as provided in Section 5.01(c)(i)(b).

        The Master Servicer may take any action hereunder, including exercising any remedy under any Home Loan, retaining counsel in connection with the performance of any of its obligations hereunder and instigating litigation to enforce any obligation of any Obligor, without the consent or approval of the Indenture Trustee or the Securities Insurer, unless any such consent or approval is expressly required hereunder or under applicable law.

        (b) The Indenture Trustee shall cause the Custodian to execute and return to the Master Servicer or the Servicer designated in a written instruction from the Master Servicer to the Indenture Trustee, within 5 days of the Indenture Trustee's receipt any and all documents or instruments necessary to maintain the lien created by any Mortgage on the related Property or any portion thereof, and, within 5 days of request by the Master Servicer or the Servicer therefor a power of attorney in favor of the Servicer with respect to any modification, waiver, or amendment to any document contained in any Home Loan File and any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Home Loans and with respect to the related Mortgaged Properties prepared and delivered to the Indenture Trustee by the Master Servicer or any Servicer, all in accordance with the terms of this Agreement.

        (c) The Indenture Trustee shall cause the Custodian to furnish the Master Servicer or Servicer within 5 days of request of a Master Servicing Officer therefor any powers of attorney and other documents necessary and appropriate to carry out its servicing and administrative duties hereunder, including any documents or powers of attorney necessary to foreclose any Home Loan. The forms of any such powers or documents shall be appended to such requests.

        (d) The Servicer hereby incorporates by reference the representations, warranties and covenants made by it in Section 2.02 of the Servicing Agreement.

        Section 4.02 Servicing Arrangements.

        (a) On or prior to the date hereof, the Master Servicer has entered into a Servicing Agreement with respect to all of the Home Loans, in substantially the form of the Form of the Servicing Agreement attached hereto as Exhibit E with Mego, as Servicer. So long as no Securities Insurer Default shall have occurred and be continuing, upon the termination of the Servicing Agreement, the Master Servicer may only appoint or consent to the appointment or succession of a successor Servicer under the Servicing Agreement and may only enter into a substitute servicing agreement which is in form and substance as the Servicing Agreement attached hereto as Exhibit E (which, with the consent of the Securities Insurer, may differ in material respects from the Form of Servicing Agreement attached hereto as Exhibit E) and with a Person acceptable to the Securities Insurer and the Indenture Trustee. So long as no Securities Insurer Default exists, the Master Servicer shall not consent to any material amendment, modification or waiver of the provisions of a Servicing Agreement without the consent of the Securities Insurer and the Indenture Trustee.

        (b) No provision of this Agreement or the Servicing Agreement shall be deemed to relieve the Master Servicer of any of its duties and obligations to the Indenture Trustee on behalf of Securityholders and the Securities Insurer with respect to the servicing and administration of the Home Loans as provided hereunder; it being understood that the Master Servicer shall be obligated with respect thereto to the same extent and under the same terms and conditions as if it alone were performing all duties and obligations set forth in this


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
Agreement in connection with the collection, servicing and administration of such Home Loans.

        (c) Without limitation of the provisions of Section 4.02(b), the Master Servicer shall (i) review the servicing reports prepared by the Servicer in order to ensure the accuracy thereof, (ii) review the reports submitted by the Servicer to confirm that the Servicer is collecting and appropriately accounting for Obligor payments of premium on FHA Insurance on Invoiced Loans, (iii) otherwise monitor the performance by the Servicer under the Servicing Agreement and notify the Indenture Trustee and the Securities Insurer of any Servicer Termination Event, and (iv) be obligated to ensure that the Servicer deposits Payments into the Collection Account. In the event the Servicer fails to make such deposit, the Master Servicer will deposit such amounts as set forth in
Section 5.01(a)(1).

        (d) The Master Servicer agrees that it shall at all times be prepared (and shall take all steps reasonably required by the Securities Insurer to ensure such preparation), to perform the obligations of the Servicer if the Servicer fails to perform its duties and obligations under the Servicing Agreement.

        (e) The Servicing Agreement may provide that the Servicer may retain, as additional compensation, prepayment penalties, assumption and processing fees paid by any Obligor and all similar fees customarily associated with the servicing of the Home Loans, including, but not limited to late charges, paid by any Obligor.

        (f) At the direction of the Securities Insurer, so long as no Securities Insurer Default exists, the Master Servicer shall terminate the Servicer upon the occurrence and continuance of Servicer Termination Event pursuant to the terms of the Servicing Agreement.

        (g) Mego, as Servicer, shall provide information to the Master Servicer monthly in a mutually agreeable format in order to enable the Master Servicer to independently reconfirm the loan-by-loan reconciliation of the outstanding Principal Balance of each Home Loan included in such information. The Master Servicer shall prepare exception reports, if necessary, showing all Principal Balance differences between the information provided by the Servicer and the confirmations prepared by the Master Servicer and shall furnish such reports to the Indenture Trustee for distribution to the Securities Insurer. If requested by the Securities Insurer, the Servicer shall provide to the Securities Insurer all information provided to the Master Servicer pursuant to this Section 4.02(g).

        Section 4.03 Servicing Record.

        (a) The Master Servicer shall establish and maintain books and records for the Home Loans (the "Servicing Record"), in which the Master Servicer shall record: (i) all Payments received or collected by or on behalf of the Master Servicer (through the Servicer or otherwise) or received by the Indenture Trustee in respect of each Home Loan and each Foreclosed Property and (ii) all amounts owing to the Master Servicer in compensation for


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
services rendered by the Master Servicer hereunder or in reimbursement of costs and expenses incurred by the Master Servicer hereunder. In addition, the Master Servicer shall establish and maintain records for the Insurance Record (which shall be part of each Servicing Record) in which the Master Servicer shall record all claims made under the Contract of Insurance, all payments received by or on behalf of the Contract of Insurance Holder from the FHA for each such claim and the amount of insurance coverage available in the Insurance Record.

        (b) Except as otherwise provided herein, amounts received or collected by or on behalf of the Master Servicer or the Indenture Trustee from or on behalf of any Obligor or in respect of any Foreclosed Property or from FHA with respect to a claim made under the Contract of Insurance shall be credited to the Servicing Record:

                (i) promptly following direct receipt or direct collection by the Master Servicer;

                (ii) in the case of a Home Loan directly serviced by a Servicer, promptly following deposit of the receipt or collection in the related Collection Account; or

                (iii) in the case of any amount received directly by the Indenture Trustee, promptly following the Master Servicer's actual knowledge of receipt by the Indenture Trustee pursuant to the notice required by Section 4.12(d) or otherwise;

but in any event not later than the Determination Date next following the date of receipt or collection by or on behalf of the Master Servicer (through the Servicer or otherwise) or receipt by the Indenture Trustee. Amounts received or collected by the Master Servicer in connection with the purchase or repurchase of any Home Loan or any Foreclosed Property shall be so recorded on and as of the date of receipt. The Servicing Record shall separately reflect amounts so received or collected by the Master Servicer in each Due Period. All Payments from Obligors received on FHA Loans from or on behalf of an Obligor shall be allocated in accordance with Title I.

        (c) The Master Servicer shall credit to the Servicing Record relating to each Due Period, on a Home Loan-by-Home Loan basis, each of the following Payments collected or received by or on behalf of the Master Servicer (through the Servicer or otherwise) or received by the Indenture Trustee in respect of each Home Loan and each Foreclosed Property:

                (i) all payments on account of principal;

                (ii) all payments on account of interest;


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
                (iii) all proceeds of the purchase or repurchase of any Home Loan pursuant to Section 3.05(a) or, with respect to FHA Loans, Section 4.12(b) and all Substitution Adjustment Amounts;

                (iv) all amounts paid by or on behalf of the related Obligor in respect of Foreclosure Advances previously advanced by the Master Servicer or the Servicer;

                (v) all revenues received or collected in respect of any Foreclosed Property, including all proceeds of the sale of any Foreclosed Property pursuant to Section 4.13;

                (vi) all proceeds of the sale of the Home Loans and any Foreclosed Properties pursuant to Section 11.01;

                (vii) all FHA Insurance Payment Amounts; and

                (viii) all Insurance Proceeds, any condemnation awards or settlements or any payments made by any related guarantor or third-party credit-support provider and any and all other amounts received in respect of Home Loans and not specified above.

        (d) Notwithstanding anything to the contrary herein, the Master Servicer shall not be required to credit to the Servicing Record, and neither the Master Servicer nor any Securityholder shall have any right or interest in any amount due or received with respect to any Home Loan or any related Foreclosed Property subsequent to the date of repurchase of such Home Loan or Foreclosed Property from the Trust.

        (e) The Master Servicer shall separately record in each Servicing Record the items required to be included in the Master Servicer Certificate and additionally the following items to the extent not included therein:

                (i) on or before each Determination Date, the related unpaid Master Servicer Fee due the Master Servicer on the next Distribution Date;

                (ii) on or before each Determination Date, all amounts retained by the Servicer in respect of the preceding Due Period in respect of amounts due Independent Contractors hired by the Master Servicer to operate and manage a Foreclosed Property pursuant to Section 4.14(b);

                (iii) on or before each Determination Date, the amount of unreimbursed Interest Advances in respect of prior Distribution Dates and the amount which the Master Servicer or the Servicer is entitled to be reimbursed therefor in accordance with Section 4.08;


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
                (iv) on or before each Determination Date, all amounts due as of the preceding Monthly Cut-Off Date in reimbursement of Foreclosure Advances previously advanced by the Master Servicer or the Servicer (separately identifying the type and amount of each then due);

                (v) on or before each Determination Date and based on information provided to the Master Servicer by the Indenture Trustee, all Other Fees distributed pursuant to Section 5.01(c)(xi), as applicable on the next succeeding Distribution Date;

                (vi) promptly following each Distribution Date, the aggregate amount of the Master Servicer Fee and Servicer Fee paid to the Master Servicer or Servicer, respectively, on such Distribution Date pursuant to Section 5.01(c)(i)(b) and the aggregate amount of the Indenture Trustee Fee and Owner Trustee Fee paid to the Indenture Trustee and Owner Trustee, respectively, on such Distribution Date pursuant to
        Section 5.01(c)(i)(d);

                (vii) promptly following each Distribution Date, the aggregate amount of Interest Advances and Foreclosure Advances reimbursed to the Master Servicer or the Servicer on such Distribution Date;

                (viii) on or before each Determination Date, the Principal Balance of Home Loans that became Defaulted Home Loans during the prior Due Period;

                (ix) on or before each Determination Date, each Collateral Performance Percentage,

                (x) on or before each Determination Date, the amount deposited into each Collection Account representing payments by the related Obligors on Invoiced Loans in respect of premium on FHA Insurance;

                (xi) on or before each Determination Date, the amount remaining in the FHA Insurance Coverage Reserve Account with respect to all FHA Loans and the Related Series Loans, if any;

                (xii) on or before each Determination Date, identification by loan number, Obligor name, address of Property and Principal Balance of such Home Loan with respect to which the Master Servicer has requested that the Indenture Trustee obtain the environmental report required by
        Section 4.12 in connection with deciding pursuant to Section 4.12 to foreclose on or otherwise acquire title to the related Property;

                (xiii) on or before each Determination Date, the Principal Balance of each such Home Loan with respect to which the Master Servicer has determined under the circumstances described in the penultimate sentence of Section 4.12(a) that in good


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
        faith in accordance with customary mortgage loan servicing practices that all amounts which it expects to receive with respect to such Home Loan have been received; and

                (xiv) on or before each Determination Date, any other information with respect to the Home Loans reasonably required by the Indenture Trustee or the Securities Insurer to determine the amount required to be distributed pursuant to Section 5.01(c) and determinable by the Master Servicer without undue burden from the Servicer or the items otherwise required to be maintained in each Servicing Record.

        (f) On or before each Distribution Date, the Master Servicer will determine, based on the date of origination of the FHA Loans as set forth in the Home Loan Schedule, the amount of FHA insurance premium, if any, due on or prior to the next succeeding Distribution Date with respect to each FHA Loan. On or before such Distribution Date, the Master Servicer will compare such amounts with respect to each FHA Loan against amounts invoiced by FHA with respect to the Contract of Insurance as due on or prior to such next succeeding Distribution Date and report all discrepancies to the Indenture Trustee. Mego will assist the Indenture Trustee with the transfer of FHA Insurance with respect to each FHA Loan to the Contract of Insurance Holder. The Master Servicer is not responsible for the transfer of FHA Insurance or the payment of any premium for FHA Insurance.

        Section 4.04 Annual Statement as to Compliance; Notice of Event of
                     Default.

        (a) The Master Servicer will deliver to the Indenture Trustee, the Depositor and the Securities Insurer on or before May 31 of each year, beginning in 1998 an Officer's Certificate signed by two Responsible Officers of the Master Servicer stating with respect to the Trust, that:

                (i) a review of the activities of the Master Servicer during the preceding calendar year (or in connection with the first such Officer's Certificate the period from the Closing Date through the end of 1997) and of the Master Servicer's performance under this Agreement with respect to such Trust has been made under the supervision of the signer of such Officer's Certificate; and

                (ii) to the best of such signer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year (or such portion of such year), or there has been a default in the fulfillment of any such obligation, in which case such Officer's Certificate shall specify each such default known to such signer and the nature and status thereof and what action the Master Servicer proposes to take with respect thereto.

        (b) The Master Servicer shall deliver to the Indenture Trustee, the Securities Insurer and the Depositor, promptly after having obtained knowledge thereof, but in no event later than 2 Business Days thereafter, written notice in an Officer's Certificate of any event


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
which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 10.01. Each of Mego, the Depositor, the Securities Insurer, the Indenture Trustee, the Owner Trustee and the Master Servicer shall deliver to the other of such Persons promptly after having obtained knowledge thereof, but in no event later than 2 Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 10.01.

        Section 4.05 Annual Independent Accountants' Report; Servicer Review Report.

        (a) The Master Servicer shall cause a firm of Independent Accountants, who may also render other services to the Master Servicer, to deliver to the Indenture Trustee, Owner Trustee, the Depositor and the Securities Insurer on or before May 31 (or 150 days after the end of the Master Servicer's fiscal year) of each year, beginning on the first May 31 (or other applicable date) after the date that is six months after the Closing Date, with respect to the twelve months ended the immediately preceding December 31 (or other applicable date) (or such other period as shall have elapsed from the Closing Date to the date of such certificate) a report, conducted in accordance with generally accepted accounting principles (the "Accountant's Report") including: (i) an opinion on the financial position of the Master Servicer at the end of its most recent fiscal year, and the results of operations and changes in financial position of the Master Servicer for such year then ended on the basis of an examination conducted in accordance with generally accepted auditing standards, and (ii) a statement to the effect that, based on an examination of certain specified documents and records relating to the servicing of the Master Servicer's mortgage loan portfolio or the affiliate of the Master Servicer principally engaged in the servicing of mortgage loans conducted in compliance with the audit program for mortgages serviced for FNMA, the United States Department of Housing and Urban Development Mortgagee Audit Standards or the Uniform Single Attestation Program for Mortgage Bankers (the "Applicable Accounting Standards") such firm is of the opinion that such servicing has been conducted in compliance with the Applicable Accounting Standards except for such exceptions as such firm shall believe to be immaterial and such other exceptions as shall be set forth in such statement.

        (b) In addition, the Master Servicer will provide a report of a firm of Independent Accountants which shall state that (1) a review in accordance with agreed upon procedures (determined by the Securities Insurer) was made of such number of Master Servicer Certificates which the Independent Accountants deem necessary to carry out their review of Master Servicer performance, but in no case less than two and (2) except as disclosed in the Accountant's Report, no exceptions or errors in the Master Servicer Certificates so examined were found. The Accountant's Report shall also indicate that the firm is independent of the Master Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

        (c) The Master Servicer shall mail a copy of the Servicer Review Report and any report or statement of the Servicer prepared pursuant to Section 6.04 of the Servicing Agreement to the Indenture Trustee.


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        (d) (1) The Master Servicer shall, unless otherwise directed by the
Securities Insurer, cause a firm of Independent Accountants chosen with the consent of the Securities Insurer to review, annually within 90 days after each anniversary of the Closing Date, in accordance with agreed upon procedures (determined by the Securities Insurer) the performance of the Servicer under the Servicing Agreement in order to confirm that the records of the Servicer accurately reflect collections, delinquencies and other relevant data with respect to the Loans reported to the Master Servicer for the purpose of preparation of the Servicing Record, and that such data is accurately reported to the Master Servicer for reflection in the Servicing Record. Any exceptions or errors disclosed by such procedures shall be included in a report delivered to the Master Servicer, the Indenture Trustee, Owner Trustee and the Securities Insurer (the "Servicer Review Report").

               (2) If the Securities Insurer, upon receipt and review of the Servicer Review Report, determines in its sole discretion that the errors or exceptions disclosed by the Servicer Review Report warrant further review of the performance of the Servicer, then the Securities Insurer may, so long as no Securities Insurer Default exists, direct the Master Servicer to cause such firm of Independent Accountants to perform such further review with respect to the performance of Servicer as is reasonably requested by the Securities Insurer.

               (3) In addition to the foregoing, the Securities Insurer may at any time and from time to time, so long as no Securities Insurer Default exists, direct the Master Servicer to cause such firm of Independent Accountants to conduct such additional reviews and prepare such additional reports with respect to the performance of any Servicer as the Securities Insurer deems reasonably appropriate.

        Section 4.06 Access to Certain Documentation and Information Regarding Home Loans.

        The Master Servicer shall provide to representatives of the Indenture Trustee or the Securities Insurer reasonable access to (a) the documentation regarding the Home Loans and to those employees of the Master Servicer who are responsible for the performance of the Master Servicer's duties hereunder and
(b) the books of account, records, reports and other papers of the Master Servicer and to discuss its affairs, finances and accounts with its employees and Independent accountants for the purpose of reviewing or evaluating the financial condition of the Master Servicer. The Master Servicer shall provide such access to any Securityholder only in such cases where the Master Servicer is required by applicable statutes or regulations (whether applicable to the Master Servicer or to such Securityholder) to permit such Securityholder to review such documentation. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section. Any Securityholder, by its acceptance of a Security (or by acquisition of its beneficial interest therein), shall be deemed to have


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agreed to keep confidential and not to use for its own benefit any information obtained by it pursuant to this Section, except as may be required by applicable law or by any applicable regulatory authority.

        Section 4.07 [Reserved]

        Section 4.08 Advances.

        (a) With respect to the Home Loans (other than Defaulted Home Loans) and each Distribution Date, the Master Servicer shall advance from its own funds and deposit into the Note Distribution Account or from funds on deposit in the related Collection Account in respect of amounts available for distribution on future Distribution Dates, no later than the related Determination Date, the excess, if any, of (i) the aggregate of the portions of the Monthly Payments due with respect to all Home Loans in the related Due Period allocable to interest (calculated at a rate equal to the Net Loan Rate) less any Civil Relief Act Interest Shortfalls over (ii) the aggregate amount deposited into the Note Distribution Account with respect to all Home Loans and such Distribution Date and allocated in accordance with Section 4.03(c) to interest (such amounts, "Interest Advances"). Any funds so applied from funds on deposit in the Collection Account in respect of amounts available for distribution on future Distribution Dates shall be reimbursed by the Master Servicer on or before any future Distribution Date to the extent that funds on deposit in the Note Distribution Account applied in the order of priority set forth in such Section 5.01(c) would be less than the amount required to be distributed pursuant to
Section 5.01(c) on such dates as a result of such Interest Advances.

        Notwithstanding anything herein to the contrary, no Interest Advance shall be required to be made hereunder if the Master Servicer determines that such Interest Advance would, if made, constitute a Nonrecoverable Advance.

        (b) The Master Servicer shall advance from its own funds the following amounts in respect of any Mortgage Loan or Foreclosed Property, as applicable (collectively, "Foreclosure Advances"):

                (i) all third party costs and expenses (including legal fees and costs and expenses relating to bankruptcy or insolvency proceedings in respect of any Obligor) associated with the institution of foreclosure or other similar proceedings in respect of any Home Loan pursuant to
        Section 4.12;

                (ii) all insurance premiums due and payable in respect of each Foreclosed Property, prior to the date on which the related Insurance Policy would otherwise be terminated;


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                (iii) all real estate taxes and assessments in respect of each
        Foreclosed Property that have resulted in the imposition of a lien thereon, other than amounts that are due but not yet delinquent;

                (iv) all costs and expenses necessary to maintain each Foreclosed Property;

                (v) all fees and expenses payable to any Independent Contractor hired to operate and manage a Foreclosed Property pursuant to Section 4.14(b); and

                (vi) all fees and expenses of any Independent appraiser or other real estate expert retained by the Indenture Trustee pursuant to Section 4.13(a).

The Master Servicer shall advance the Foreclosure Advances described in clauses
(i) through (v) above if, but only if, it has approved the foreclosure or other similar proceeding in writing and the Master Servicer would make such an advance if it or an affiliate held the affected Mortgage Loan or Foreclosed Property for its own account and, in the Master Servicer's good faith judgment, such advance would not constitute a nonrecoverable advance. In making such assessment with respect to the institution of such proceedings, the Master Servicer shall not advance funds with respect to a Mortgage Loan unless the appraised value of the related Property exceeds the sum of (i) the amounts necessary to satisfy any liens prior to the liens on Mortgages securing such Mortgage Loan and (ii) the reasonably anticipated costs of foreclosure or similar proceedings.

        Section 4.09 Reimbursement of Interest Advances and Foreclosure
Advances.

        (a) The Master Servicer shall be entitled to be reimbursed pursuant to
Section 5.01(c) for previously unreimbursed Interest Advances made from its own funds or any such previously unreimbursed Interest Advance by the Servicer with respect to a Home Loan on Distribution Dates subsequent to the Distribution Date in respect of which such Interest Advance was made from Payments with respect to such Home Loan. If a Home Loan shall become a Defaulted Home Loan and the Master Servicer shall not have been fully reimbursed for any such Interest Advances with respect to such Home Loan, the Master Servicer shall be entitled to be reimbursed for the outstanding amount of such Interest Advances from unrelated Home Loans pursuant to Section 5.01(c). No interest shall be due to the Master Servicer in respect of any Interest Advance for any period prior to the reimbursement thereof.

        (b) The Master Servicer shall be entitled to be reimbursed pursuant to
Section 5.01(c) from related Payments for Foreclosure Advances advanced on or prior to the related Monthly Cut-Off Date but only to the extent the Master Servicer has satisfied the requirements of Section 4.08. No interest shall be due to the Master Servicer in respect of any Foreclosure Advance for any period prior to the reimbursement thereof.


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        (c) The Indenture Trustee shall offset against amounts otherwise distributable to the Master Servicer pursuant to Section 5.01(c), amounts, if any, which were required to be deposited in any Collection Account pursuant to
Section 5.01(c) with respect to the related Due Period but which were not so deposited.

        Section 4.10. Modifications, Waivers, Amendments and Consents.

        (a) The Master Servicer shall not agree to any modification, waiver or amendment of any provision of any Home Loan unless, in the Master Servicer's good faith judgment, such modification, waiver or amendment (i) would minimize the loss that might otherwise be experienced with respect to such Home Loan, and
(ii) in the case of any FHA Loan, complies with the requirements of Title I or is required by Title I and such FHA Loan has experienced a payment default or a payment default is reasonably foreseeable by the Master Servicer. The Master Servicer shall agree to subordinate the position of the security interest in the Property which secures any FHA Loan upon the Master Servicer's receipt of written approval of HUD to such subordination or written certification by the Servicer that such proposed subordination complies with current published HUD requirements and provided such subordination (i) would permit the Obligor to refinance a senior lien to take advantage of a lower interest rate or (ii) would permit the Obligor to extend the term of the senior lien. Notwithstanding the foregoing, at no time shall the aggregate of the Principal Balances of Home Loans modified, waived or amended without the prior or subsequent approval of the Securities Insurer exceed 3% of the aggregate of the Initial Pool Principal Balance and no modification or amendment of a Home Loan shall involve the execution by the Obligor of a new Debt Instrument or, with respect to any Mortgage Loan, of a new Mortgage. At the request of the Master Servicer, the Securities Insurer, at its discretion, may approve an increase in or waiver of the percentage referred to in the previous sentence, such approval not to be unreasonably withheld.

        (b) The Master Servicer shall notify the Indenture Trustee and the Securities Insurer of any modification, waiver or amendment of any provision of any Home Loan and the date thereof, and shall deliver to the Indenture Trustee for deposit in the related Home Loan File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly following the execution thereof. Such notice shall state that the conditions contained in this Section 4.10 have been satisfied.

        Section 4.11. Due-On-Sale; Due-on-Encumbrance.

        (a) If any Home Loan contains a provision, in the nature of a "due-on-sale" clause, which by its terms:

                (i) provides that such Home Loan shall (or may at the Obligee's option) become due and payable upon the sale or other transfer of an interest in the related Property; or


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
                (ii) provides that such Home Loan may not be assumed without the consent of the related Obligee in connection with any such sale or other transfer,

then, for so long as such Home Loan is included in the Trust, the Master Servicer, on behalf of the Indenture Trustee, shall exercise any right the Trust or the Indenture Trustee may have as the Obligee of record with respect to such Home Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to any such sale or other transfer, in a manner consistent with the servicing standard set forth in Section 4.01.

        (b) If any Home Loan contains a provision, in the nature of a "due-on-encumbrance" clause, which by its terms:

                (i) provides that such Home Loan shall (or may at the Obligee's option) become due and payable upon the creation of any lien or other encumbrance on the related Property; or

                (ii) requires the consent of the related Obligee to the creation of any such lien or other encumbrance on the related Property,

then, for so long as such Home Loan is included in the Trust, the Master Servicer, on behalf of the Trust or the Indenture Trustee, shall exercise any right the Indenture Trustee may have as the Obligee of record with respect to such Home Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to the creation of any such lien or other encumbrance, in a manner consistent with the servicing standard set forth in Section 4.01.

        (c) Nothing in this Section 4.11 shall constitute a waiver of the Indenture Trustee's right to receive notice of any assumption of a Home Loan, any sale or other transfer of the related Property or the creation of any lien or other encumbrance with respect to such Property.

        (d) Except as otherwise permitted by Section 4.10, the Master Servicer shall not agree to modify, waive or amend any term of any Home Loan in connection with the taking of, or the failure to take, any action pursuant to this Section 4.11.

        Section 4.12. Claim for FHA Insurance and Foreclosure.

        (a) (x) If any Monthly Payment due under any FHA Loan is not paid when the same becomes due and payable, or if the Obligor fails to perform any other covenant or obligation under such FHA Loan and such failure continues beyond any applicable grace period, the Master Servicer shall take such action (consistent with Title I, including efforts to cure the default of such FHA Loan pursuant to 24 C.F.R. Section 201.50) as it shall deem to be in the best interest of the Trust. If the maturity of the related Note has been accelerated pursuant to the requirements under Title I following the Master Servicer's efforts to cure the default of such FHA Loan (and such FHA Loan is not required to be purchased pursuant to Section


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2.04(b)), and (i) if an FHA Insurance Coverage Insufficiency does not exist at the time, the Claims Administrator shall initiate, on behalf of the Trust and the Contract of Insurance Holder, a claim under the Contract of Insurance for reimbursement for loss on such FHA Loan pursuant to Title I (see 24 C.F.R.
Section 201.54), or (ii) if an FHA Insurance Coverage Insufficiency exists at the time, the Master Servicer shall determine within 90 days in accordance with
Section 4.12(c) whether or not to proceed against the Property securing such FHA Loan, if such FHA Loan is a Mortgage Loan or against the Obligor, if such FHA Loan is unsecured, and if thereafter an FHA Insurance Coverage Insufficiency does not exist, the Claims Administrator may submit a claim under the Contract of Insurance with respect to such FHA Loan if it has obtained the prior approval of the Secretary of HUD pursuant to 24 C.F.R. Section 201.51; or (y) if any Monthly Payment due under any Non-FHA Loan is not paid when the same is due and payable, or if the Obligor fails to perform any other covenant or obligation under such Non-FHA Loan and such failure continues beyond any applicable grace period, the Master Servicer shall take such action as it shall deem to be in the best interest of the Trust; including but not limited to proceeding against the Property securing such Non-FHA Loan.

        In the event that in accordance with clauses (a)(x)(ii) and (y) above the Master Servicer determines not to proceed against the Property or Obligor, as applicable, on or before the Determination Date following such determination the Master Servicer shall determine in good faith in accordance with customary servicing practices that all amounts which it expects to receive with respect to such Loan have been received. If the Master Servicer makes such a determination, it shall give notice to such effect pursuant to Section 4.03(e)(xiv).

        (b) If the Claims Administrator initiates a claim for reimbursement for loss on any FHA Loan under this Section, the Claims Administrator shall comply with applicable provisions of Title I and diligently pursue such claim and, in any event, shall initiate such claim no later than the last day permitted under Title I (see 24 C.F.R. Section 201.54(b)). For purposes of this Agreement, the term "initiate a claim for reimbursement" shall mean the filing of the claim application pursuant to the requirements set forth in 24 C.F.R. Section 201.54, including the filing of all related assignments and documents and materials required for file review. For the purposes of such filing, the Claims Administrator shall request, and the Co-Owner Trustee within 5 calendar days of request shall deliver to the Claims Administrator, the Note and the related Mortgage for such FHA Loan and each other item in the related File necessary to make such claim. Each Securityholder hereby consents to the assignment of such FHA Loan for the sole purpose of initiating a claim under the Contract of Insurance for reimbursement with respect to such FHA Loan. Pursuant to Section 4.12(i), the Contract of Insurance Holder shall furnish the Claims Administrator a power of attorney to file claims under the Contract of Insurance. The Co-Owner Trustee and Contract of Insurance Holder agree to execute and deliver to the Claims Administrator, within 5 Business Days of receipt from the Claims Administrator, all documents, if any, necessary to initiate and file a claim under the Contract of Insurance for such FHA Loan, which documents shall be prepared by the Claims Administrator. If any claim to the FHA becomes a Rejected Claim, upon receipt of the FHA's rejection notice by the Claims Administrator directly from the FHA or


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
from the Contract of Insurance Holder pursuant to Section 4.12(e) and a determination by the Claims Administrator that the rejection was not due to clerical error, then the Claims Administrator shall promptly notify the Contract of Insurance Holder (if such notice has not already been given), the Indenture Trustee and the Securities Insurer of the notice of a Rejected Claim.

        If the FHA indicates in writing that the claim is a Rejected Claim due to reasons other than a failure to service the related FHA Loan in accordance with Title I after the Closing Date, Mego shall repurchase the FHA Loan on or before the Monthly Cut-Off Date next following the date of such notice from the Claims Administrator to repurchase such FHA Loan, either directly from FHA or from the Trust, for the Purchase Price. If FHA indicates in writing that the claim is a Rejected Claim due to a failure to service such FHA Loan in accordance with Title I after the Closing Date, the Claims Administrator shall immediately notify Mego, the Master Servicer, the Contract of Insurance Holder, the Trust, the Indenture Trustee and the Securities Insurer of such determination, and the Master Servicer shall on or before the later to occur of
(i) the next succeeding Monthly Cut-Off Date and (ii) ten Business Days from the date on which such rejection notice is received by the Claims Administrator, purchase such FHA Loan either directly from FHA or from the Trust, for the Purchase Price. In the event that the FHA fails to indicate in writing why the claim is a Rejected Claim, the Claims Administrator shall determine why the claim is a Rejected Claim. If the Claims Administrator determines that the claim is a Rejected Claim for reasons other than a servicing failure that occurred after the Closing Date, Mego shall be obligated to repurchase such FHA Loan for the Purchase Price. If the Claims Administrator determines that the claim is a Rejected Claim due to a servicing failure that occurred after the Closing Date, the Master Servicer shall be obligated to repurchase such FHA Loan for the Purchase Price. Notwithstanding any provisions herein to the contrary, neither Mego nor the Master Servicer shall be required to repurchase or purchase, as applicable, any FHA Loan subject to a Rejected Claim as a result of the depletion of the amount of the FHA Insurance Coverage Reserve Account as shown in the Insurance Record.

        (c) In accordance with the criteria for proceeding against the Property set forth in Section 4.12(a), with respect to an FHA Loan that is a Mortgage Loan that has been accelerated pursuant to the requirements of Title I following the Master Servicer's efforts to cure the default of the FHA Loan, and with respect to a Non-FHA Loan that is a Mortgage Loan, unless otherwise prohibited by applicable law or court or administrative order, the Master Servicer, on behalf of the Trust and the Indenture Trustee, may, at any time, institute foreclosure proceedings, exercise any power of sale to the extent permitted by law, obtain a deed in lieu of foreclosure, or otherwise acquire possession of or title to the related Property, by operation of law or otherwise.

        In accordance with the criteria for proceeding against the Property set forth in Section 4.12(a), with respect to FHA Loans that are Mortgage Loans and with respect to the Non-FHA Loans, the Master Servicer shall institute foreclosure proceedings, repossess, exercise any power of sale to the extent permitted by law, obtain a deed in lieu of foreclosure, or


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
otherwise acquire possession of or title to any Property, by operation of law or otherwise only in the event that in the Master Servicer's reasonable judgement such action is likely to result in a positive economic benefit to the Trust by creating net liquidation proceeds (after reimbursement of all amounts owed with respect to such Home Loan to the Master Servicer or the Servicer) and provided that, with respect to any Property, prior to taking title thereto, the Master Servicer has requested that the Indenture Trustee obtain, and the Indenture Trustee shall have obtained, an environmental review to be performed on such Property by a company with recognized expertise, the scope of which is limited to the review of public records and documents for information regarding whether such Property has on it, under it or is near, hazardous or toxic material or waste. If such review reveals that such Property has on it, under it or is near hazardous or toxic material or waste or reveals any other environmental problem, the Indenture Trustee shall provide a copy of the related report to the Master Servicer and the Securities Insurer and title shall be taken to such Property only after obtaining the written consent of the Securities Insurer.

        In connection with any foreclosure proceeding on an FHA Loan, the Master Servicer shall comply with the requirements under Title I, shall follow such practices and procedures in a manner which is consistent with the Master Servicer's procedure for foreclosure with respect to similar FHA Title I loans held in the Master Servicer's portfolio for its own account or, if there are no such loans, FHA Title I loans serviced by the Master Servicer for others. To the extent required by Section 4.08, the Master Servicer shall advance all necessary and proper Foreclosure Advances until final disposition of the Foreclosed Property and shall manage such Foreclosed Property pursuant to Section 4.14. If, in following such foreclosure procedures, title to the Foreclosed Property is acquired, the deed or certificate of sale shall be issued to the Co-Owner Trustee and the Indenture Trustee.

        (d) With respect to any FHA Loan, each of the Co-Owner Trustee, Owner Trustee, Indenture Trustee and the Contract of Insurance Holder shall deposit in the Note Distribution Account on the day of receipt all amounts received from the FHA or any other Person with respect to such FHA Loans or any other assets of the Trust and shall transmit by facsimile, or such other method requested by the Master Servicer, Claims Administrator or the Securities Insurer, to the Master Servicer, Claims Administrator and the Securities Insurer on each such day the letter of transmittal received from the FHA and any other documents with respect to such receipt. Each of the Co-Owner Trustee, Owner Trustee, Indenture Trustee and the Contract of Insurance Holder shall also promptly deliver to the Claims Administrator copies of any other correspondence received from the FHA or sent to the FHA by the Co-Owner Trustee, Owner Trustee, Indenture Trustee or the Contract of Insurance Holder, as the case may be, including, but not limited to, any correspondence regarding the balance of the FHA Insurance Coverage Reserve Account, premiums due and claims rejected.

        (e) If, prior to the Termination Date, the FHA rejects an insurance claim, in whole or part, under the Contract of Insurance after previously paying such insurance claim and the FHA demands that the Contract of Insurance Holder repurchase such FHA Loan, the Claims Administrator shall pursue such appeals with the FHA as are reasonable. If the FHA


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
continues to demand that the Contract of Insurance Holder repurchase such FHA Loan after the Claims Administrator exhausts such administrative appeals as are reasonable, then notwithstanding that Mego, the Master Servicer or any other person is required to repurchase such FHA Loan under this Agreement, the Claims Administrator shall notify the Contract of Insurance Holder of such fact and the Contract of Insurance Holder in its capacity as Co-Owner Trustee and the Indenture Trustee shall repurchase such FHA Loan from funds available in the Note Distribution Account. The Claims Administrator shall, to the extent possible, direct the Indenture Trustee to make all such repurchases of FHA Loans once a month and to repurchase any and all such FHA Loans from the FHA in that portion of the calendar month after each Distribution Date. If the Indenture Trustee withdraws any amounts from the Trust for such purpose between the Determination Date and Distribution Date of any month, the Master Servicer shall prepare the Master Servicer Certificate provided under Section 6.01 for such Distribution Date (or promptly revise the Master Servicer Certificate if already prepared for such Distribution Date) to reflect such withdrawals as if made on such Determination Date and the Trustee shall revise its determination pursuant to Section 6.01 accordingly. To the extent allowed by FHA, Mego may repurchase directly from FHA any FHA Loan for which an insurance claim has been paid and later rejected by FHA. If the FHA indicates in writing in connection with its rejection or refusal to pay a claim that such rejection or refusal is due to other than (i) a failure to service the FHA Loan in accordance with Title I after the Closing Date or (ii) the amount in the FHA Insurance Coverage Reserve Account is insufficient to pay such claim, or if the FHA does not indicate in writing the reason for its rejection or refusal, Mego shall be liable to reimburse the Trust for any amounts paid by the Indenture Trustee to the FHA in order to repurchase such FHA Loan. Subject to Section 4.12(b), if the FHA indicates in writing, or it is agreed by the Master Servicer, in connection with its rejection or refusal to pay a claim that such rejection or refusal is due to a failure to service such Loan in accordance with Title I after the Closing Date, the Master Servicer shall be liable to reimburse the Trust or Mego for any amounts paid by the Trust or Mego, as the case may be, to FHA in order to repurchase FHA Loans for which the FHA has rejected an insurance claim as a result of a failure to service such FHA Loan in accordance with Title I.

        (f) If, after the Termination Date, the FHA rejects an insurance claim, in whole or part, under the Contract of Insurance after previously paying such insurance claim and the FHA demands that the Contract of Insurance Holder repurchase such FHA Loan, the Claims Administrator shall pursue such appeals with the FHA as are reasonable. If the FHA continues to demand that the Contract of Insurance Holder repurchase such FHA Loan after the Claims Administrator exhausts such administrative appeals as are reasonable, then notwithstanding that Mego or any other person is required to repurchase such FHA Loan under this Agreement, the Claims Administrator shall notify the Contract of Insurance Holder of such fact and the Contract of Insurance Holder shall repurchase such FHA Loan from the FHA. If the FHA indicates in writing in connection with its rejection or refusal to pay a claim that such rejection or refusal is due to other than (i) a failure to service the FHA Loan in accordance with Title I after the Closing Date or (ii) the amount in the FHA Insurance Coverage Reserve Account is insufficient to pay such claim, or if FHA does not indicate in


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
writing the reason for its rejection or refusal, Mego shall be liable to reimburse the Contract of Insurance Holder for any amounts paid by the Contract of Insurance Holder to the FHA in order to repurchase such FHA Loan. Subject to
Section 4.12(b), if the FHA indicates in writing, or it is agreed by the Master Servicer, in connection with its rejection or refusal to pay a claim that such rejection or refusal is due to a failure to service such FHA Loan in accordance with Title I after the Closing Date, the Master Servicer shall be liable to reimburse the Contract of Insurance Holder or Mego for any amounts paid by the Contract of Insurance Holder or Mego to FHA in order to repurchase FHA Loans for which the FHA has rejected an insurance claim as a result of a failure to service such FHA Loan in accordance with Title I.

        (g) The Claims Administrator shall be entitled to reimbursement of expenses associated with the filing of any FHA Insurance claim from and to the extent that such amounts are reimbursed by HUD.

        (h) The Indenture Trustee shall furnish the Claims Administrator or the Servicer, as applicable, within 5 days of request of the Claims Administrator or the Servicer therefor any powers of attorney and other documents necessary and appropriate to carry out its respective duties hereunder, including any documents or powers of attorney necessary to foreclose or file a claim with respect to any FHA Loan and to file claims with the FHA under the Contract of Insurance. The forms of any such powers or documents shall be appended to such requests. The Contract of Insurance Holder shall furnish the Claims Administrator or the Servicer, as applicable, within 5 days of request of the Claims Administrator or the Servicer therefor any powers of attorney and other documents necessary and appropriate to carry out its administrative duties pursuant to Section 4.12.

        Section 4.13. Sale of Foreclosed Properties.

        (a) The Master Servicer may offer to sell to any Person any Foreclosed Property, if and when the Master Servicer determines consistent with the Servicing Standard and that such a sale would be in the best interests of the Trust, but shall, with respect to the FHA Loans, in any event, so offer to sell any Foreclosed Property in accordance with the criteria set forth in Section
4.12 and no later than the time determined by the Master Servicer to be sufficient to result in the sale of such Foreclosed Property on or prior to the date specified in Section 4.12(d). The Master Servicer shall give the Indenture Trustee and the Securities Insurer not less than five days' prior notice of its intention to sell any Foreclosed Property, and shall accept the highest bid received from any Person for any Foreclosed Property in an amount at least equal to the sum of:

                (i) the Principal Balance of the related foreclosed Home Loan, unreimbursed Foreclosure Advances plus the outstanding amount of any liens superior in priority, if any, to the lien of the foreclosed Home Loan; and


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

                (ii) all unpaid interest accrued thereon at the related Home Loan Interest Rate through the date of sale.

In the absence of any such bid, the Master Servicer shall accept the highest bid received from any Person that is determined to be a fair price for such Foreclosed Property by the Master Servicer, if the highest bidder is a Person other than an Interested Person, or by an Independent appraiser retained by the Master Servicer, if the highest bidder is an Interested Person. In the absence of any bid determined to be fair as aforesaid, the Master Servicer shall offer the affected Foreclosed Property for sale to any Person, other than an Interested Person, in a commercially reasonable manner for a period of not less than 10 or more than 30 days, and shall accept the highest cash bid received therefor in excess of the highest bid previously submitted. If no such bid is received, any Interested Person may resubmit its original bid, and the Master Servicer shall accept the highest outstanding cash bid, regardless of from whom received. No Interested Person shall be obligated to submit a bid to purchase any Foreclosed Property, and notwithstanding anything to the contrary herein, neither the Indenture Trustee, in its individual capacity, nor any of its affiliates may bid for or purchase any Foreclosed Property pursuant hereto.

        (b) In determining whether any bid constitutes a fair price for any Foreclosed Property or to effectuate the payment of a claim under the Contract of Insurance, the Master Servicer shall take into account, and any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, the financial standing of any tenant of the Foreclosed Property, the physical condition of the Foreclosed Property, the state of the local and national economies and, with respect to the FHA Loans which are Mortgage Loans, the Trust's obligation to dispose of any Foreclosed Property within the time period specified in Section 4.12(d).

        (c) Subject to the provision of Section 4.12, the Master Servicer shall act on behalf of the Indenture Trustee in negotiating and taking any other action necessary or appropriate in connection with the sale of any Foreclosed Property, including the collection of all amounts payable in connection therewith. Any sale of a Foreclosed Property shall be without recourse to the Indenture Trustee, the Master Servicer or the Trust, and if consummated in accordance with the terms of this Agreement, neither the Master Servicer nor the Indenture Trustee shall have any liability to any Securityholder with respect to the purchase price therefor accepted by the Master Servicer or the Indenture Trustee.

        Section 4.14. Management of Real Estate Owned.

        (a) If the Trust acquires any Foreclosed Property pursuant to Section 4.12, the Master Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection therewith as are consistent with the manner in which the Master Servicer manages and operates similar property owned by the Master Servicer or any of its affiliates, all on such terms and for such period as the Master Servicer deems to be in the best interests of Securityholders.


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        (b) The Master Servicer may contract with any Independent Contractor for the operation and management of any Foreclosed Property, provided that:

                (i) the terms and conditions of any such contract may not be inconsistent herewith;

                (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor remit all related Payments to the Master Servicer as soon as practicable, but in no event later than two Business Days following the receipt thereof by such Independent Contractor;

                (iii) none of the provisions of this Section 4.14(b) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Master Servicer of any of its duties and obligations to the Indenture Trustee for the benefit of Securityholders with respect to the operation and management of any such Foreclosed Property; and

                (iv) the Master Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such Foreclosed Property.

The Master Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Master Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Master Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, but shall be entitled to be reimbursed for all such fees advanced by it pursuant to Section 4.08(b)(v) in the manner provided in Section 4.09(b).

        Section 4.15. Inspections.

        The Master Servicer shall inspect or cause to be inspected each Property that secures any Home Loan at such times and in such manner as are consistent with the servicing standard set forth in Section 4.01.

        Section 4.16. Maintenance of Insurance.

        (a) The Master Servicer shall maintain or cause to be maintained with respect to each Property securing an FHA Loan such insurance as is required with respect thereto by Title I. The Master Servicer shall cause to be maintained for each Foreclosed Property acquired by the Trust such types and amounts of insurance coverage as the Master Servicer shall deem reasonable. The Master Servicer shall cause to be maintained for each Non-FHA Loan, fire and hazard insurance naming Mego as loss payee thereunder providing extended coverage in an amount which is at least equal to the least of (i) the maximum insurable value


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of the improvements securing such Non-FHA Loan from time to time, (ii) the combined principal balance owing on such Non-FHA Loan and any mortgage loan senior to such Non-FHA Loan and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis. In cases in which any Property securing a Non-FHA Loan is located in a federally designated flood area, the hazard insurance to be maintained for the related Loan shall include flood insurance to the extent such flood insurance is available and the Master Servicer has determined such insurance to be necessary in accordance with accepted mortgage loan servicing standards for mortgage loans similar to the Mortgage Loans. All such flood insurance shall be in amounts equal to the least of (A) the maximum insurable value of the improvement securing such Non-FHA Loan, (B) the combined principal balance owing on such Non-FHA Loan and any mortgage loan senior to such Non-FHA Loan and (c) the maximum amount of insurance available to the lender under the National Flood Insurance Act of 1968, as amended.

        (b) Any amounts collected by the Master Servicer under any Insurance Policies, shall be paid over or applied by the Master Servicer as follows:

                (i) In the case of amounts received in respect of any Home Loan:

                        (A) for the restoration or repair of the affected
                Property, in which event such amounts shall be released to the Obligor in accordance with the terms of the related Debt Instrument or to the extent not so used, or

                        (B) in reduction of the Principal Balance of the related
                Home Loan, in which event such amounts shall be credited to the related Servicing Record,

unless the related instruments require a different application, in which case such amounts shall be applied in the manner provided therein; and

                (ii) Subject to Section 4.14, in the case of amounts received in respect of any Foreclosed Property, for the restoration or repair of such Foreclosed Property, unless the Master Servicer determines, consistent with the servicing standard set forth in Section 4.01, that such restoration or repair is not in the best economic interest of the Trust, in which event such amounts shall be credited, as of the date of receipt, to the applicable Servicing Record, as a Payment received from the operation of such Foreclosed Property.

        Section 4.17. Release of Files.

        (a) If with respect to any Home Loan:

                (i) the outstanding Principal Balance of such Home Loan plus all interest accrued thereon shall have been paid;


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                (ii) the Master Servicer, or the Servicer shall have received, in escrow, payment in full of such Home Loan in a manner customary for such purposes;

                (iii) such Home Loan has become a Defective Loan and has been repurchased or a Qualified Substitute Home Loan has been conveyed to the Trust pursuant to Section 3.05;

                (iv) such Home Loan or the related Foreclosed Property has been sold in connection with the termination of the Trust pursuant to Section 11.01;

                (v) the FHA has paid a claim with respect to such Home Loan that is an FHA Loan under the Contract of Insurance; or

                (vi) the related Foreclosed Property has been sold pursuant to
        Section 4.13.

In each such case, the Servicer shall deliver a certificate to the effect that the Servicer has complied with all of its obligations under the Servicing Agreement with respect to such Home Loan and requesting that the Indenture Trustee release to the Servicer the related Home Loan File, then the Indenture Trustee shall, within three Business Days or such shorter period as may be required by applicable law, release, or cause the Custodian to release (unless such Home Loan File has previously been released), the related Home Loan File to the Servicer and execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest ownership of such Home Loan in the Servicer or such other Person as may be specified in such certificate, the forms of any such instrument to be appended to such certificate.

        (b) From time to time and as appropriate for the servicing or foreclosure of any Home Loan or to effectuate the payment of a claim under the Contract of Insurance, the Indenture Trustee shall, upon request of the Servicer, release the related File (or any requested portion thereof) to the Servicer. Such receipt shall obligate the Servicer, to return the File (or such portion thereof) to the Indenture Trustee when the need therefor by the Servicer, no longer exists unless any of the conditions specified in subsection
(a) above, is satisfied prior thereto. The Indenture Trustee shall release such receipt to the Servicer (i) upon the Servicer's return of the Servicer's Home Loan File (or such portion thereof) to the Indenture Trustee or (ii) if any of the conditions specified in subsection (a) has been satisfied, and the Servicer has not yet returned the Servicer's Home Loan File (or such portion thereof) to the Indenture Trustee, upon receipt of a certificate certifying that any of such condition has been satisfied.

        Section 4.18. Filing of Continuation Statements.

        On or before the fifth anniversary of the filing of any financing statements by Mego and the Depositor, respectively, with respect to the assets conveyed to the Trust, Mego and


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
the Depositor shall prepare, have executed by the necessary parties and file in the proper jurisdictions all financing and continuation statements necessary to maintain the liens, security interests, and priorities of such liens and security interests that have been granted by Mego and the Depositor, respectively, and Mego and the Depositor shall continue to file on or before each fifth anniversary of the filing of any financing and continuation statements such additional financing and continuation statements until the Trust has terminated pursuant to Section 9.1 of the Trust Agreement. The Indenture Trustee agrees to cooperate with Mego and the Depositor in preparing, executing and filing such statements. The Indenture Trustee agrees to notify Mego and the Depositor on the third Distribution Date prior to each such fifth anniversary of the requirement to file such financing and continuation statements. The filing of any such statement with respect to Mego and the Depositor shall not be construed as any indication of an intent of any party contrary to the expressed intent set forth in Section 2.04 hereof. If Mego or the Depositor has ceased to do business whenever any such financing and continuation statements must be filed or Mego or the Depositor fails to file any such financing statements or continuation statements at least one month prior to the expiration thereof, the Indenture Trustee shall perform the services required under this Section 4.18.

        Section 4.19. Fidelity Bond.

        The Master Servicer shall maintain a fidelity bond in such form and amount as is customary for entities acting as custodian of funds and documents in respect of loans on behalf of institutional investors.

        Section 4.20. Errors and Omissions Insurance.

        The Master Servicer shall obtain and maintain at all times during the term of this Agreement errors and omissions insurance coverage covering the Master Servicer and its employees issued by a responsible insurance company. The issuer, policy terms and forms and amounts of coverage, including applicable deductibles, shall be reasonably satisfactory to the Securities Insurer and shall be in such form and amount as is customary for entities acting as master servicers. The Master Servicer agrees to notify the Securities Insurer in writing within five (5) days of the Master Servicer's receipt of notice of the cancellation or termination of any such errors and omissions insurance coverage. The Master Servicer shall provide to the Securities Insurer upon request written evidence of such insurance coverage.


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                                   ARTICLE V.

                         ESTABLISHMENT OF TRUST ACCOUNTS

        Section 5.01 Collection Account and Note Distribution Account.

        (a) (1) Establishment of Collection Account. The Indenture Trustee has heretofore established or caused to be established and shall hereafter maintain or cause to be maintained a separate account denominated a Collection Account, which in each case is and shall continue to be an Eligible Account in the name of the Indenture Trustee and shall be designated "First Trust of New York, National Association, as Indenture Trustee in trust for Mego Mortgage Home Loan Asset Backed Securities, Series 1997-1, Collection Account." The Master Servicer shall cause all Payments to be deposited by the Servicer in the Collection Account no later than the second Business Day following the date of receipt thereof by the Servicer. The Indenture Trustee shall provide to the Master Servicer and the Servicer a monthly statement of all activity in the Collection Account. Funds in the Collection Account shall be invested in accordance with
Section 5.04.

        (2) Establishment of Note Distribution Account. The Indenture Trustee has heretofore established with itself in its trust capacity at its corporate trust department for the benefit of Securityholders and the Securities Insurer an account referred to herein as a Note Distribution Account. The Indenture Trustee shall at all times maintain the Note Distribution Account as an Eligible Account and shall cause such account to be designated "First Trust of New York, National Association, as Indenture Trustee in trust for Mego Mortgage Home Loan Asset Backed Securities, Series 1997-1 Note Distribution Account."

        (3) FHA Reserve Fund. The Indenture Trustee has heretofore established or caused to be established and shall hereafter maintain or cause to be maintained a separate account denominated a FHA Reserve Fund, in the name of the Indenture Trustee and shall be designated "First Trust of New York, National Association, as Indenture Trustee of the Mego Mortgage Trusts, FHA Reserve Fund." The Indenture Trustee shall deposit all amounts required to be deposited therein pursuant to Section 5.01(c)(x). Amounts on deposit therein shall be withdrawn by the Indenture Trustee at the direction of the Securities Insurer and paid or deposited to either the Note Distribution Account, the distribution account of a Related Series or the holders of the Residual Interest Instrument. Amounts on deposit in the FHA Reserve Fund shall be invested in accordance with
Section 5.04.

        (4) FHA Premium Account. The Indenture Trustee has heretofore established with itself in its trust capacity at its corporate trust department a segregated trust account referred to herein as the "FHA Premium Account" for the benefit of the Securityholders and the Securities Insurer. The Indenture Trustee shall at all times maintain the FHA Premium Account as an Eligible Account and shall cause such accounts to be designated as "First Trust of New York, National Association, as Indenture Trustee for Mego Mortgage Home Loan Asset Backed Securities, Series 1997-1". No later than the second Business Day preceding


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
each Distribution Date, all amounts on deposit in the Note Distribution Account and Collection Account representing payments by Obligors on Invoiced Loans in respect of premium on FHA Insurance shall be withdrawn by the Indenture Trustee and deposited to the FHA Premium Account. Any and all moneys transferred to the FHA Premium Account pursuant to this Section 5.01(a)(4) shall be held by the Indenture Trustee in the FHA Premium Account subject to disbursement and withdrawal as herein provided. Amounts deposited to an FHA Premium Account shall be invested in accordance with Section 5.04. Amounts on deposit in an FHA Premium Account shall be withdrawn by the Indenture Trustee, in the amounts required, for application as follows:

                (i) to payment to the FHA of any premiums due on the Contract of Insurance in respect of FHA Loans, in such amounts and on such dates as directed by the Master Servicer or Mego; the Indenture Trustee shall apply all amounts on deposit in the related FHA Premium Account to payment to the FHA of any premiums due under the Contract of Insurance as invoiced by FHA and, if, in connection with an FHA Loan, the FHA Insurance with respect to which shall not yet have been transferred to the Contract of Insurance, Mego instructs the Indenture Trustee to pay FHA insurance with respect to such FHA Loan to the related contract of insurance holder, the Indenture Trustee shall make such payment, and Mego and not the Indenture Trustee shall be liable in the event of the failure of such funds to be applied to payment of the premium with respect to such FHA Loan; and

                (ii) on the Business Day preceding a Distribution Date that is also the Termination Date, the Indenture Trustee shall withdraw from each FHA Premium Account and deposit in the Note Distribution Account all amounts then on deposit in the FHA Premium Account, whereupon the FHA Premium Account shall terminate.

        (b) Withdrawals from Collection Account. No later than the second Business Day preceding each Distribution Date, the Indenture Trustee shall withdraw amounts from the Collection Account representing the Payments with respect to such Distribution Date and deposit such amounts into the Note Distribution Account and liquidate the Eligible Investments in which such amounts are invested and distribute all net investment earnings to the Servicer.

        (c) Withdrawals from Note Distribution Account. On each Distribution Date, the Indenture Trustee shall liquidate the Eligible Investments in which amounts on deposit in the Note Distribution Account are invested and distribute all net investment earnings to Mego and, to the extent funds are available in the Note Distribution Account, the Indenture Trustee (based on the information contained in the Master Servicer Certificate for such Distribution Date) shall make the following withdrawals from the Note Distribution Account by 10:00 a.m. (New York City time) on such Distribution Date, in the following order of priority:

                (i) to distribute on such Distribution Date the following amounts pursuant to the Indenture, from the Collected Amount, in the following order:


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
                        (a) for deposit in the FHA Premium Account, the FHA
                Premium Account Deposit for such Distribution Date;

                        (b) concurrently, to (x) the Master Servicer, the Master
                Servicer Fee, (y) the Servicer, the Servicer Fee, and (z) to the Indenture Trustee, the Indenture Trustee Fee, in each case for such Distribution Date.

                        (c) to the Master Servicer or Servicer, any amount in
                respect of reimbursement of Interest Advances or Foreclosure Advances, to which the Master Servicer or any Servicer is entitled pursuant to Section 4.09 with respect to such Distribution Date and to the Claims Administrator, amounts in reimbursement of any expenses, of filing of any FHA Insurance claim pursuant to Section 4.12(g);

                        (d) to the Owner Trustee, the Owner Trustee Fee, for
                such Distribution Date;

                        (e) beginning with the April 1997 Distribution Date, to
                the Securities Insurer, the Premium for such Distribution Date;

                (ii) to the holders of each Class of Notes, from the Amount Available remaining after the application of clause (i), an amount equal to the applicable Noteholders' Interest Distributable Amount for such Distribution Date;

                (iii) to the holders of each Class of Notes, subject to Section 5.01(e) below, from the Collected Amount remaining after the application of clauses (i) through (ii) above, the Noteholders' Principal Distributable Amount (other than the portion constituting Distributable Excess Spread) for such Distribution Date; provided, however, with respect to any Distribution Date as to which (a) the Required OC Amount has been reduced below the Overcollateralization Amount or (b) a full distribution pursuant to this Section 5.01(c)(iii) would cause the Overcollateralization Amount to exceed the Required OC Amount, the amounts to be distributed pursuant to this Section 5.01(c)(iii) shall be reduced by the amount of such reduction in the case of clause (a) above and the amount of such excess in the case of (b) above.

                (iv) deposit into the Certificate Distribution Account, for distribution pursuant to Section 5.03(b) on such Distribution Date, from the Amount Available remaining after the application of clauses (i) through (iii) above, the Class S Interest Distribution for such Distribution Date;

                (v) to the Securities Insurer, from the Collected Amount after application of clauses (i) through (iv) above, the Securities Insurer Reimbursement Amount;


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
                (vi) to the holders of each Class of Notes, subject to Section 5.01(e) below, from the Collected Amount after application of clauses
        (i) through (v) above, the Distributable Excess Spread for such Distribution Date;

                (vii) to the holders of each Class of Notes, subject to Section 5.01(e) below, from the Amount Available after application of clauses
        (i) through (vi) above, the Noteholders' Guaranteed Principal Distribution Amount, if any, for such Distribution Date;

                (viii) to the Securities Insurer, from the Collected Amount after application of clauses (i) through (vii) above, any other amounts owing to the Securities Insurer under the Insurance Agreement;

                (ix) to any successor Master Servicer, if any, for such Distribution Date, from the Collected Amount after application of clauses (i) through (viii), amounts payable in accordance with Section 10.03(c) in addition to the Master Servicer Fee;

                (x) to the FHA Reserve Fund, from the Collected Amount after application of clauses (i) through (ix), any unpaid Excess Claim Amount;

                (xi) to the Person entitled thereto, payments in respect of Other Fees, from the Collected Amount after application of clauses (i) through (x); and

                (xii) deposit into the Certificate Distribution Account, for distribution pursuant to Section 5.03(b) on such Distribution Date to the holders of the Residual Interest Instrument, any remaining Collected Amount after application of clauses (i) through (xi) above.

        (d) Additional Withdrawals from Collection Account. On the third Business Day prior to each Distribution Date, the Indenture Trustee, at the direction of the Master Servicer shall also make the following withdrawals from the Collection Account, in no particular order of priority:

                (i) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error; and

                (ii) to clear and terminate the Collection Account in connection with the termination of this Agreement.

        (e) As to each Distribution Date, any shortfall in the amount of interest required to be distributed pursuant to Section 5.01(c)(ii) above, shall be allocated among each Class of Notes, in proportion to the amount each such Class would have been entitled to receive in the


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
absence of such shortfall. As to each Distribution Date, distributions pursuant to Section 5.01(c)(iii), (v) and (vi) shall be made to the Class of Notes as follows:

                (i) prior to the occurrence and continuance of a Securities Insurer Default, sequentially, to the holders of the Class A-1 Notes, Class A-2 Notes, Class A- 3 Notes and Class A-4 Notes, in that order, until their respective Class Principal Balances have been reduced to zero; and

                (ii) upon the occurrence and continuance of a Securities Insurer Default and upon the first reduction of the Overcollateralization Amount thereafter to zero, concurrently, to the holders of each Class of Notes then outstanding, pro rata, based upon their respective Class Principal Balances immediately prior to such Distribution Date.

        (f) All distributions made on each Class of Notes on each Distribution Date will be made on a pro rata basis among the Noteholders of such Class of record on the preceding Record Date based on the Percentage Interest represented by their respective Notes, and except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of such Noteholder, if such Noteholder shall own of record Notes representing at least a $1,000,000 Denomination and shall have so notified the Indenture Trustee, and otherwise by check mailed, via first class mail, postage prepaid, to the address of such Noteholder appearing in the Note Register. Notwithstanding anything to the contrary contained herein, for purposes of the March 1997 Distribution Date, the holder of record of all the Notes shall be Greenwich Capital Markets, Inc. The final distribution on each Note will be made in like manner, but only upon presentment and surrender of such Note at the location specified in the notice to Noteholders of such final distribution.

        Whenever the Indenture Trustee, based on a Master Servicer Certificate, expects that the final distribution with respect to a Class of Securities will be made on the next Distribution Date, the Indenture Trustee shall, as soon as practicable, mail to each Holder of such Class of Securities as of the applicable Record Date a notice to the effect that:

                (i) the Indenture Trustee expects that the final distribution with respect to such Class of Securities will be made on such Distribution Date, and

                (ii) no interest shall accrue on such Class of Securities after such Distribution Date provided that the final distribution occurs on such Distribution Date.

        Section 5.02 Claims Under Guaranty Policy.

        (a) The Insured Securities will be insured by the Guaranty Policy pursuant to the terms set forth therein, notwithstanding any provisions to the contrary contained in the Indenture or this Agreement. All amounts received under the Guaranty Policy shall be used


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
solely for the payment to Securityholders of principal and interest on the Notes and interest on the Certificates.

        (b) (i) On the Determination Date preceding each Distribution Date, the Indenture Trustee shall determine if a Deficiency Amount exists with respect to each Class of Insured Securities. If a Deficiency Amount does exist with respect to a Class of Insured Securities, the Indenture Trustee shall promptly, but in no event later than 12:00 noon New York City time on the second Business Day preceding the related Distribution Date, make a claim under the Guaranty Policy for such Class in accordance with its terms.

        (b) (ii) On any date on which the Indenture Trustee receives written notice from the Holder of a Class of Insured Securities that a Preference Amount is payable pursuant to the terms of the Guaranty Policy, the Indenture Trustee shall make a claim for the payment of such Preference Amount and shall deliver the documents required to be delivered under the Guaranty Policy to the Securities Insurer with respect thereto in the manner set forth in the Guaranty Policy.

        (c) The Securities Insurer is entitled to the benefit of the following provisions in the event that an Insured Payment has been made. Notwithstanding any other provision hereof:

                (i) The Indenture Trustee (i) shall receive as attorney-in-fact of each Securityholder with respect to which a Deficiency Amount has been determined to exist any Insured Payment from the Securities Insurer and (ii) shall immediately apply all moneys constituting an Insured Payment to the payment to Securityholders of principal and interest on the Notes and Certificates, as applicable, by depositing such amounts in the Note Distribution Account for Insured Payments payable on the related Class of Notes or in the Certificate Distribution Account for Insured Payments payable on the Certificates. All amounts received under the Guaranty Policy shall be used solely for the payment to Securityholders of principal and interest on Notes and the Certificates, as applicable. The Securities Insurer's obligations under the Guaranty Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee, the Owner Trustee or Co-Owner Trustee. The parties hereto recognize that the making of an Insured Payment does not relieve any of the parties hereto of any obligation hereunder or under any of the Transaction Documents.

                (ii) The parties hereto recognize that, to the extent that the Securities Insurer makes payments, directly or indirectly, on account of principal of or interest on the Insured Securities, as applicable, the Securities Insurer shall be subrogated to the rights of the Securityholders to receive distributions of principal and interest in accordance with the terms hereof.


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
                (iii) To the extent the Securities Insurer is owed any Securities Insurer Reimbursement Amount (including without limitation any unreimbursed Insured Payments made under the Guaranty Policy plus interest accrued thereon as provided in the Insurance Agreement), the Securities Insurer shall be entitled to distributions pursuant to
        Section 5.01(c), and the Indenture Trustee shall otherwise treat the Securities Insurer as the owner of such rights to distributions of any Reimbursement Amount.

                (iv) The Securities Insurer shall have the right to institute any suit, action or proceeding at law or in equity under the same terms as a Securityholder may institute any action.

        (d) The Indenture Trustee, as the holder of the Guaranty Policy providing for the guaranty of the Insured Securities, hereby agrees that with respect to the Certificates, the Indenture Trustee shall make claims under the Guaranty Policy at the direction or upon the request of the Owner Trustee or Co-Owner Trustee to receive Insured Payments distributable to the Class S Certificateholders as part of the Class S Interest Distribution under this Agreement.

        Section 5.03 Certificate Distribution Account.

        (a) Establishment. No later than the Closing Date, the Indenture Trustee, for the benefit of the Securityholders and the Securities Insurer, will establish and maintain with Indenture Trustee for the benefit of the Owner Trustee on behalf of the Certificateholders and the Securities Insurer one or more separate Eligible Accounts, which while the Indenture Trustee holds such Trust Account shall be entitled "CERTIFICATE DISTRIBUTION ACCOUNT, FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, AS CO-OWNER TRUSTEE, in trust for the Mego Mortgage Home Loan Asset Backed Securities, Series 1997-1". Funds in the Certificate Distribution Account shall be invested in accordance with Section 5.04.

        (b) Distributions. On each Distribution Date, the Indenture Trustee shall withdraw from the Note Distribution Account all amounts required to be deposited in the Certificate Distribution Account with respect to the preceding Due Period pursuant to Section 5.01(c) and will remit such amount to the Owner Trustee or the Co-Owner Trustee for deposit into the Certificate Distribution Account. On each Distribution Date, the Owner Trustee or the Co-Owner Trustee shall distribute all amounts on deposit in the Certificate Distribution Account to the extent of amounts due and unpaid on the Certificates and to the other parties specified below in the amounts and in the following order of priority:

                (i) to the Certificateholders, the Class S Interest Distribution; provided, that if there are not sufficient funds in the Certificate Distribution Account to pay the entire amount of accrued and unpaid interest then due on the Certificates, the amount in the Certificate Distribution Account shall be applied to the payment of


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
        such interest on the Certificates pro rata on the basis of the total such interest due on the Certificates; and

                (ii) to the holders of the Residual Interest Instruments, from any remaining amounts in the Certificate Distribution Account after the distributions pursuant to item (i) above, any remaining amounts.

        (c) All distributions made on the Certificates on each Distribution Date will be made on a pro rata basis among the Certificateholders of record on the preceding Record Date based on the Percentage Interest represented by their respective Certificates, and except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of such Certificateholder, if such Certificateholder shall own of record Certificates representing at least a 30% Percentage Interest and shall have so notified the Owner Trustee and Co-Owner Trustee, and otherwise by check mailed, via first class mail, postage prepaid, to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding anything to the contrary contained herein, for purposes of the March 1997 Distribution Date, the Certificateholder of record shall be Greenwich Capital Markets, Inc. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the location specified in the notice to Certificateholders of such final distribution.

        (d) All distributions made on the Residual Interest Instruments on each Distribution Date will be made on a pro rata basis among the Residual Interest Instruments holders of record on the next preceding Record Date based on the Percentage Interest represented by their respective Residual Interest Instruments, and except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of such Residual Interest Instruments holder, if such Residual Interest Instruments Holder shall own of record Residual Interest Instruments representing at least a 30% Percentage Interest and shall have so notified the Owner Trustee or Co-Owner Trustee, and otherwise by check mailed, via first class mail, postage prepaid, to the address of such Residual Interest Instruments Holder appearing in the Certificate Register. The final distribution on each Residual Interest Instruments will be made in like manner, but only upon presentment and surrender of such Residual Interest Instruments at the location specified in the notice to holders of the Residual Interest Instruments of such final distribution.


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        Section 5.04 Trust Accounts; Trust Account Property.

        (a) Control of Trust Accounts. Each of the Trust Accounts established hereunder has been pledged by the Issuer to the Indenture Trustee under the Indenture and shall be subject to the lien of the Indenture. In addition to the provisions hereunder, each of the Trust Accounts shall also be established and maintained pursuant to the Indenture. Amounts distributed from each Trust Account in accordance with the Indenture and this Agreement shall be released from the lien of the Indenture upon such distribution thereunder or hereunder. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts (other than the Certificate Distribution Account) and in all proceeds thereof and all such funds, investments, proceeds shall be part of the Trust Account Property and the Trust Estate. If, at any time, any Trust Account ceases to be an Eligible Account, the Indenture Trustee (or the Master Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) (i) establish a new Trust Account as an Eligible Account, (ii) terminate the ineligible Trust Account, and (iii) transfer any cash and investments from such ineligible Trust Account to such new Trust Account.

        With respect to the Trust Accounts (other than the Certificate Distribution Account), the Indenture Trustee agrees, by its acceptance hereof, that each such Trust Account shall be subject to the sole and exclusive custody and control of the Indenture Trustee for the benefit of the Securityholders, the Securities Insurer and the Issuer, as the case may be, and the Indenture Trustee shall have sole signature and withdrawal authority with respect thereto.

        In addition to this Agreement and the Indenture, the Certificate Distribution Account established hereunder also shall be subject to and established and maintained in accordance with the Trust Agreement. Subject to rights of the Indenture Trustee hereunder and under the Indenture, the Owner Trustee and the Co-Owner Trustee shall possess all right, title and interest for the benefit of the Securityholders and the Securities Insurer in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate. Subject to the rights of the Indenture Trustee, the Owner Trustee and Co-Owner Trustee agree, by its acceptance hereof, that such Certificate Distribution Account shall be subject to the sole and exclusive custody and control of the Owner Trustee or Co-Owner Trustee for the benefit of the Issuer and the parties entitled to distributions therefrom, including without limitation, the Certificateholders and Securities Insurer, and the Owner Trustee and the Co-Owner Trustee shall have sole signature and withdrawal authority with respect to the Certificate Distribution Account. Notwithstanding the preceding, the distribution of amounts from the Certificate Distribution Account in accordance with Section 5.03(b) also shall be made for the benefit of the Indenture Trustee (including without limitation as the named insured under the Guaranty Policy on behalf of all Securityholders, and with respect to its duties under the Indenture and this Agreement relating to the Trust Estate), and the Indenture Trustee (in its capacity as Indenture Trustee) shall have the right, but not the obligation to take custody and control of


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the Certificate Distribution Account and to cause the distribution of amounts therefrom in the event that the Owner Trustee or Co-Owner Trustee fails to distribute such amounts in accordance with Section 5.03(b).

        The Master Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee or Co-Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee, Co-Owner Trustee or Owner Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Master Servicer to carry out its respective duties hereunder or permitting the Indenture Trustee or Owner Trustee to carry out its duties herein or under the Indenture or the Trust Agreement, as applicable.

        (b) (1) Investment of Funds. The funds held in any Trust Account may only be invested (to the extent practicable and consistent with any requirements of the Code) in Permitted Investments, as directed by a Responsible Officer of Mego in writing. In any case, funds in any Trust Account must be available for withdrawal without penalty, and any Permitted Investments and the funds held in any Trust Account, other than the Note Distribution Account, must mature or otherwise be available for withdrawal, not later than three (3) Business Days immediately preceding the Distribution Date next following the date of such investment and shall not be sold or disposed of prior to its maturity subject to
Section 5.04(b)(2) below. Amounts deposited to the Note Distribution Account pursuant to Section 5.01(b) prior to each Distribution Date shall be invested in Eligible Investments which are overnight investments from the date of deposit to the Business Day preceding each Distribution Date. All interest and any other investment earnings on amounts or investments held in any Trust Account shall be deposited into such Trust Account immediately upon receipt by the Indenture Trustee, or in the case of the Certificate Distribution Account, the Owner Trustee or Co-Owner Trustee, as applicable. All Permitted Investments in which funds in any Trust Account (other than the Certificate Distribution Account) are invested must be held by or registered in the name of "FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE, in trust for the Mego Mortgage Home Loan Asset Backed Securities, Series 1997-1". While the Co-Owner Trustee holds the Certificate Distribution Account, all Permitted Investments in which funds in the Certificate Distribution Account are invested shall be held by or registered in the name of "FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, AS CO-OWNER TRUSTEE, in trust for the Mego Mortgage Home Loan Asset Backed Securities, Series 1997-1".

        (b) (2) Insufficiency and Losses in Trust Accounts. If any amounts are needed for disbursement from any Trust Account held by or on behalf of the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee, or Owner Trustee or Co-Owner Trustee in the case of the Certificate Distribution Account, shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Trust Account. The Indenture Trustee, or Owner Trustee or Co-Owner Trustee in the case of the Certificate Distribution Account, shall not be liable for any investment loss or other charge resulting therefrom, unless such loss or charge is caused by


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
the failure of the Indenture Trustee or Owner Trustee or Co-Owner Trustee, respectively, to perform in accordance with this Section 5.04.

        If any losses are realized in connection with any investment in any Trust Account pursuant to this Agreement and the Indenture, then Mego shall deposit the amount of such losses (to the extent not offset by income from other investments in such Trust Account) in such Trust Account immediately upon the realization of such loss. All interest and any other investment earnings on amounts held in any Trust Account shall be taxed to the Issuer and for federal and state income tax purposes the Issuer shall be deemed to be the owner of each Trust Account.

        (c) Subject to Section 6.1 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Indenture Trustee is the obligor and has defaulted thereon).

        (d) With respect to the Trust Account Property, the Indenture Trustee acknowledges and agrees that:

                (1) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts; and each such Eligible Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

                (2) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

                (3) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

                (4) any Trust Account Property that is an "uncertificated security" under Article VIII of the UCC and that is not governed by clause (3) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.


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                                   ARTICLE VI.

              STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS

        Section 6.01 Master Servicing Certificate. On each Determination Date, the Master Servicer shall deliver to the Indenture Trustee, the Owner Trustee, Co-Owner Trustee and the Securities Insurer, a certificate containing the items described in Exhibit B hereto (each, a "Master Servicer Certificate"), prepared as of the related Determination Date and executed by a Master Servicing Officer. No later than the Business Day following each Determination Date, the Master Servicer shall deliver to the Indenture Trustee and the Securities Insurer, in a format consistent with other electronic loan level reporting supplied by the Master Servicer in connection with similar transactions, "loan level" information with respect to the Home Loans as of the related Determination Date, to the extent that such information has been provided to the Master Servicer by the Servicer. The Master Servicer shall revise any Master Servicer Certificate to take into account any payments of which the Master Servicer is notified made by the Indenture Trustee to FHA after the related Determination Date and before the related Distribution Date as provided in Section 4.12(e). The Indenture Trustee may rely on the Master Servicer Certificate with respect to the matters set forth therein.

        Section 6.02 Statement to Securityholders. On or before the third Business Day following each Distribution Date, the Indenture Trustee shall mail: to each Holder of a Security (with a copy to the Securities Insurer and the Rating Agency) at its address shown on the Certificate Register or Note Register, as applicable, a statement, based on information set forth in the Master Servicer Certificate for such Distribution Date, substantially in the form of Statement to Securityholders attached hereto as Exhibit C, respectively, together with a copy of such related Master Servicer Certificate;


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                                  ARTICLE VII.

                   CONCERNING THE CONTRACT OF INSURANCE HOLDER

        Section 7.01 Compliance with Title I and Filing of FHA Claims.

        (a) The Contract of Insurance Holder shall at all times while any Securities are outstanding have a valid Contract of Insurance with the FHA covering the FHA Loans. To the extent applicable to the duties of the Contract of Insurance Holder hereunder, the Contract of Insurance Holder shall comply with the requirements of Title I and shall take or refrain from taking such actions as are necessary or appropriate to maintain a valid Contract of Insurance for the Trust with the FHA covering the FHA Loans.

        (b) If and for so long as the Contract of Insurance covers any loans other than the FHA Loans, and if HUD shall not have earmarked the coverage of the Contract of Insurance with respect to the FHA Loans, the Contract of Insurance Holder covenants and agrees not to submit any claim to FHA with respect to an FHA Loan if the effect of approval of such claim would result in the amount of claims paid by the FHA in respect of the FHA Loans to exceed the Trust Designated Insurance Amount. Notwithstanding the foregoing, the Claims Administrator shall promptly notify the Owner Trustee, the Indenture Trustee, the Master Servicer and the Securities Insurer if the amount of claims submitted to FHA in respect of the FHA Loans under the Contract of Insurance exceeds the Trust Designated Insurance Amount. As of the Closing Date and at all times thereafter until the Termination Date, the Contract of Insurance Holder covenants and agrees that the Contract of Insurance will only apply to the FHA Loans and Related Series Loans, exclusively, or HUD shall have agreed pursuant to 24 C.F.R. Section 201.32(d)(1) to "earmark" the FHA insurance relating to the FHA Loans and Related Series Loans, in a manner satisfactory to the Securities Insurer, in its sole and absolute discretion. Mego, as Claims Administrator and Servicer, covenants and agrees that it shall not take any action that would result in the Contract of Insurance applying to loans other than the FHA Loans and the Related Series Loans, exclusively, unless HUD shall have agreed pursuant to 24 C.F.R. Section201.32(d)(1) to "earmark" the FHA insurance relating to the FHA Loans and Related Series Loans in a manner satisfactory to the Securities Insurer, in its sole and absolute discretion.

        (c) The Owner Trustee and Co-Owner Trustee hereby appoint Mego Mortgage Corporation as Claims Administrator and the Indenture Trustee hereby consents to such appointment. Mego Mortgage Corporation, as Claims Administrator, shall perform on behalf of the Contract of Insurance Holder the duties associated with the submission of claims under Title I in connection with the Contract of Insurance, except to the extent that certain documents must be signed by the Contract of Insurance Holder (in which case the Contract of Insurance Holder shall only sign such documents at the direction of the Claims Administrator) and shall not, in its capacity as Claims Administrator, take any action or omit to take any action that would cause the Contract of Insurance Holder to violate this Section 7.01 or


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
otherwise fail to maintain a valid Contract of Insurance or cause any denial by FHA of an insurance claim under Title I.

        (d) The Contract of Insurance Holder shall not be deemed to have violated this Section 7.01 and shall otherwise incur no liability hereunder if any failure to maintain a valid Contract of Insurance or to comply with the requirements of Title I or any denial by FHA of an insurance claim under Title I shall have been caused by any act or omission of the Master Servicer or Claims Administrator in the performance of its duties hereunder. The Contract of Insurance Holder shall be permitted to, or, if directed by the Securities Insurer, so long as no Securities Insurer Default exists, shall replace the Claims Administrator for any failure of the Claims Administrator to perform its duties hereunder. Any successor Claims Administrator shall be subject to the prior approval of the Securities Insurer, provided no Securities Insurer Default is then occurring.

        (e) The Contract of Insurance Holder hereby represents and warrants to the Depositor, the Master Servicer, the Seller, the Owner Trustee, the Indenture Trustee for the benefit of the Securityholders and the Securities Insurer that First Trust of New York, National Association is an investing lender in good standing with HUD having authority to purchase, hold, and sell loans insured under 24 CFR Part 201, pursuant to a valid Contract of Insurance, Number 71400 0000 6.

        (f) The Seller shall forward to the Indenture Trustee a fully executed Transfer of Note Report for each FHA Loan within 20 days of the receipt by the Seller of such FHA Loan's case number under the Contract of Insurance. The Trustee shall execute each Transfer of Note Report, as buying lender, and submit such Transfer of Note Report to HUD within 31 days of the transfer of the FHA Loans to the Trust.

        Section 7.02. Contract of Insurance Holder.

        (a) The Contract of Insurance Holder shall not resign from the obligations and duties imposed on it by this Agreement as Contract of Insurance Holder except (i) upon a determination that by reason of a change in legal requirements or requirements imposed by the FHA the performance of its duties under this Agreement would cause it to be in violation of such legal requirements or FHA imposed requirements in a manner which would result in a material adverse effect on the Contract of Insurance Holder or cause it to become ineligible to hold the Contract of Insurance and (ii) the Securities Insurer (so long as a Securities Insurer Default shall not have occurred and be continuing) or the Majority Securityholders (if a Securities Insurer Default shall have occurred and be continuing) does not elect to waive the obligations of the Contract of Insurance Holder to perform the duties which render it legally unable to act or to delegate those duties to another Person or if the circumstances giving rise to such illegality cannot be waived or delegated. Any such determination permitting the resignation of the Contract of Insurance Holder shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Indenture Trustee and the Securities Insurer. Upon receiving such notice of resignation, the Contract of Insurance shall be transferred to a


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
qualified successor with the consent of the Securities Insurer by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Contract of Insurance Holder and one copy to the successor Contract of Insurance Holder. Notwithstanding the foregoing, the Contract of Insurance Holder may resign, with the prior written consent of the Securities Insurer (so long as a Securities Insurer Default shall not have occurred and be continuing) or the Majority Securityholders (if a Securities Insurer Default shall have occurred and be continuing), which may be withheld in its sole and absolute discretion, upon transfer of the FHA insurance and related reserves with respect to the FHA Loans and any Related Series Loans to a contract of insurance held by a successor Contract of Insurance Holder provided, however, that any Contract of Insurance held by such successor Contract of Insurance Holder shall satisfy the criteria set forth in Section 7.01(b), and, at the time of succession, shall have an FHA insurance coverage reserve account balance not less than that of the FHA Insurance Coverage Reserve Account at the time of succession.

        (b) If at any time (i) the Contract of Insurance shall be revoked, suspended or otherwise terminated, or (ii) the Contract of Insurance Holder shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Contract of Insurance Holder or of its property shall be appointed, or any public officer shall take charge or control of the Contract of Insurance Holder or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case the Securities Insurer (so long as a Securities Insurer Default shall not have occurred and be continuing) or the Majority Securityholders (if a Securities Insurer Default shall have occurred and be continuing) may remove the Contract of Insurance Holder and appoint a successor contract of insurance holder by written instrument, in duplicate, one copy of which instrument shall be delivered to the Contract of Insurance Holder so removed and one copy to the successor contract of insurance holder. Upon removal of the Contract of Insurance Holder, the outgoing Contract of Insurance Holder shall take any action required to transfer the benefits of the FHA Insurance Coverage Reserve Account to the successor contract of insurance holder.

        (c) Any resignation or removal of the Contract of Insurance Holder and appointment of a successor contract of insurance holder pursuant to any of the provisions of this Section 7.02 shall become effective upon acceptance of appointment by the successor contract of insurance holder.

        (d) On or prior to the Closing Date, the Contract of Insurance Holder shall have instructed FHA to forward all payments in respect of claims under the Contract of Insurance made to the Contract of Insurance Holder to First Trust of New York, National Association, as Indenture Trustee and Co-Owner Trustee. The Contact of Insurance Holder shall provide no further notification with respect to which such payments shall be directed unless directed by First Trust of New York, National Association, as Indenture Trustee.


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                                  ARTICLE VIII.

                                   [Reserved]

                                   ARTICLE IX.

                               THE MASTER SERVICER

        Section 9.01 Indemnification; Third Party Claims.

        (a) The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master Servicer herein and the representations made by the Master Servicer.

        (b) The Master Servicer shall indemnify, defend and hold harmless the Trust, the Indenture Trustee, Owner Trustee, the Co-Owner Trustee Mego, the Depositor and the Securities Insurer, their respective officers, directors, agents and employees and the Securityholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon the Trust, Indenture Trustee, the Owner Trustee, the Co-Owner Trustee, Mego, the Depositor, the Securities Insurer or the Securityholders through the breach of this Agreement by the Master Servicer, the negligence, willful misfeasance, or bad faith of the Master Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Such indemnification shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation.

        Section 9.02 Merger or Consolidation of the Master Servicer.

        The Master Servicer shall not merge or consolidate with any other person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Master Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity (i) shall be an Eligible Servicer, (ii) shall be capable of fulfilling the duties of the Master Servicer contained in this Agreement and (iii) shall have a long-term debt rating which is BBB and Baa2 by Standard & Poor's and Moody's respectively. Any corporation (i) into which the Master Servicer may be merged or consolidated,
(ii) resulting from any merger or consolidation to which the Master Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Master Servicer, or (iv) succeeding to the business of the Master Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Master Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Master Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release the Master Servicer from any obligation. The Master Servicer shall provide notice of any merger, consolidation or succession pursuant to this
Section 9.02 to the Owner Trustee, the Indenture Trustee, the Securities Insurer and each Rating Agency.


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
Notwithstanding the foregoing, as a condition to the consummation of the transactions referred to in clauses (i) through (iv) above, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.02 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), and (y) the Master Servicer shall have delivered to the Owner Trustee, the Indenture Trustee and the Securities Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section
9.02 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with.

        Section 9.03 Limitation on Liability of the Master Servicer and Others.

        Neither the Master Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Trust or to the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any breach of warranties, representations or covenants made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in performing or failing to perform duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Master Servicer and any of its directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

        Section 9.04 Master Servicer Not to Resign; Assignment.

        (a) The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) with the consent of the Securities Insurer and the Rating Agencies or (ii) upon determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Master Servicer and the Securities Insurer (so long as a Securities Insurer Default shall not have occurred and be continuing) does not elect to waive the obligations of the Master Servicer to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Indenture Trustee and the Securities Insurer (unless a Securities Insurer Default shall have occurred and be continuing). No resignation of the Master Servicer shall become effective until the Indenture Trustee or a successor servicer acceptable to the Securities Insurer shall have assumed the Master Servicer's servicing responsibilities and obligations in accordance with Section 10.02.

        (b) Notwithstanding anything to the contrary herein, the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the time that any resignation or assignment referred to in subsection (a) above or


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
termination under Section 10.01 becomes effective, including the obligation to indemnify the Indenture Trustee pursuant to Section 9.01(b) hereof.

        (c) The Master Servicer agrees to cooperate with any successor Master Servicer in effecting the transfer of the Master Servicer's servicing responsibilities and rights hereunder pursuant to subsection (a), including, without limitation, the transfer to such successor of all relevant records and documents (including any Home Loan Files in the possession of the Master Servicer and the Servicing Record) and all amounts credited to the Servicing Record or thereafter received with respect to the Loans and not otherwise permitted to be retained by the Master Servicer pursuant to this Agreement. In addition, the Master Servicer, at its sole cost and expense, shall prepare, execute and deliver any and all documents and instruments to the successor Master Servicer including all Home Loan Files in its possession and do or accomplish all other acts necessary or appropriate to effect such termination and transfer of servicing responsibilities, including, without limitation, assisting in obtaining any necessary approval under Title I from the FHA.

        Section 9.05 Relationship of Master Servicer to Issuer and the Indenture Trustee.

        The relationship of the Master Servicer (and of any successor to the Master Servicer as servicer under this Agreement) to the Issuer and the Indenture Trustee under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the Issuer or the Indenture Trustee.

        Section 9.06 Master Servicer May Own Notes.

        Each of the Master Servicer and any affiliate of the Master Servicer may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Master Servicer or an affiliate thereof except as otherwise specifically provided herein. Notes so owned by or pledged to the Master Servicer or such affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Notes, provided that any Notes owned by the Master Servicer or any affiliate thereof, during the time such Notes are owned by them, shall be without voting rights for any purpose set forth in this Agreement. The Master Servicer shall notify the Indenture Trustee and the Securities Insurer promptly after it or any of its affiliates becomes the owner or pledgee of a Note.


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
                                   ARTICLE X.

                                     DEFAULT

        Section 10.01 Events of Default.

        For purposes of this Agreement, each of the following shall constitute an "Event of Default."

        (a) (i) failure by the Master Servicer to deposit or cause the Servicer to deposit all Payments in the related Collection Account no later than the second Business Day following receipt thereof by the Master Servicer or Servicer, which failure continues unremedied for two Business Days; (ii) failure of the Master Servicer to pay when due any amount payable by it under the Insurance Agreement, which failure continues unremedied for two Business Days; or (iii) failure of the Master Servicer to pay when due any amount payable by it under this Agreement and such failure results in a drawing under the Guaranty Policy; or

        (b) failure on the part of the Master Servicer duly to observe or perform in any material respect any of its other covenants or agreements contained in this Agreement that continues unremedied for a period of 30 days after the earlier of (x) the date on which the Master Servicer gives notice of such failure to the Indenture Trustee or the Securities Insurer pursuant to
Section 4.04(b) and (y) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or the Securities Insurer, or to the Master Servicer and the Indenture Trustee pursuant to the direction of the Majority Securityholders; or

        (c) failure by the Master Servicer to deliver to the Indenture Trustee and (so long as a Securities Insurer Default shall not have occurred and be continuing) the Securities Insurer the Master Servicer Certificate by the fourth Business Day prior to each Distribution Date, or failure on the part of the Master Servicer to observe its covenants and agreements set forth in Section 3.02(o); or

        (d) the entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Master Servicer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Master Servicer or of any substantial part of its properties or ordering the winding up or liquidation of the affairs of the Master Servicer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or


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
        (e) the commencement by the Master Servicer of a voluntary case under the federal bankruptcy laws, as now or hereinafter in effect, or any other present or future, federal or state bankruptcy, insolvency or similar law, or the consent by the Master Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Master Servicer or of any substantial part of its property or the making by the Master Servicer of an assignment for the benefit of creditors or the failure by the Master Servicer generally to pay its debts as such debts become due or the taking of corporate action by the Master Servicer in furtherance of any of the foregoing or the admission in writing by the Master Servicer of an inability to pay its debts as they become due; or

        (f) any representation, warranty or statement of the Master Servicer made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, and the incorrectness of such representation, warranty or statement has a material adverse effect on the Trust and, within 30 days of the earlier of (x) the date on which the Master Servicer gives notice of such failure to the Indenture Trustee or the Securities Insurer pursuant to Section 4.04(b) and (y) the date on which written notice thereof shall have been given to the Master Servicer by the Indenture Trustee or the Securities Insurer (or, if a Securities Insurer Default shall have occurred and be continuing, written notice thereof shall have been given by the Majority Securityholders), the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured; or

        (g) failure on the part of the Master Servicer to deposit into the Note Distribution Account within 3 Business Days following the related Determination Date any Interest Advance pursuant to Section 4.08; or

        (h) the Securities Insurer determines that the performance by the Master Servicer of its servicing duties hereunder with respect to the Home Loans is not, in the reasonable opinion of the Securities Insurer after consultation with the Master Servicer, in conformity with acceptable standards after considering the following factors: (A) the terms and conditions of this Agreement, (B) conformity with the Servicing Standards, (C) the Master Servicer's practices as of the Closing Date, provided that such practices are either (i) consistent with industry standards for the servicing of loans similar to the Home Loans or (ii) the Master Servicer's historical practices and procedures; or

        (i) the Master Servicer shall dissolve or liquidate, in whole or in part, in any material respects except to the extent that any resulting successor entity is acceptable to the Securities Insurer; or

        (j) the long-term debt rating of the Master Servicer shall be reduced below BBB and Baa2 by Standard & Poor's and Moody's, respectively; or


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        (k) the Annual Default Percentage (Three Month Average) exceeds 6.5% or the 60+ Delinquency Percentage (Rolling Three Month) exceeds 6.0%.

        Section 10.02 Consequences of an Event of Default.

        If an Event of Default shall occur and be continuing, the Securities Insurer (or, if a Securities Insurer Default shall have occurred and be continuing, the Indenture Trustee at the direction of the Majority Securityholders), by notice given in writing to the Master Servicer (and to the Indenture Trustee if given by the Securities Insurer or the Securityholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement. On or after the receipt by the Master Servicer of such written notice, and the appointment of and acceptance by a successor Master Servicer, all authority, power, obligations and responsibilities of the Master Servicer under this Agreement, whether with respect to the Securities or the Trust or otherwise, shall pass to, be vested in and become obligations and responsibilities of the successor Master Servicer; provided, however, that the successor Master Servicer shall have no liability with respect to any obligation which was required to be performed by the prior Master Servicer prior to the date that the successor Master Servicer becomes the Master Servicer or any claim of a third party based on any alleged action or inaction of the prior Master Servicer. The successor Master Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the prior Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The prior Master Servicer agrees to cooperate with the successor Master Servicer in effecting the termination of the responsibilities and rights of the prior Master Servicer under this Agreement, including, without limitation, the transfer to the successor Master Servicer for administration by it of all cash amounts that shall at the time be held by the prior Master Servicer for deposit, or have been deposited by the prior Master Servicer, in the Collection Account or thereafter received with respect to the Home Loans and the delivery to the successor Master Servicer of all Home Loan Files in the Master Servicer's possession and a computer tape in readable form containing the Servicing Record and any other information necessary to enable the successor Master Servicer to service the Home Loans. If requested by the Securities Insurer (unless a Securities Insurer Default shall have occurred and be continuing), the successor Master Servicer shall direct the Obligors to make all payments under the Home Loans directly to the successor Master Servicer, or to a lockbox established by the Master Servicer at the direction of the Securities Insurer (unless a Securities Insurer Default shall have occurred and be continuing), at the prior Master Servicer's expense. In addition to any other amounts that are then payable to the terminated Master Servicer under this Agreement, the terminated Master Servicer shall then be entitled to receive (to the extent provided by Section 4.08) out of the Collected Amount, reimbursements for any outstanding Interest Advances made during the period prior to the notice pursuant to this Section 10.02 which terminates the obligation and rights of the terminated Master Servicer under this Agreement. The Indenture Trustee and the successor Master Servicer may set off and deduct any amounts owed by the terminated Master Servicer from any amounts payable to the terminated Master Servicer. The terminated Master Servicer shall grant the Indenture


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Trustee, the successor Master Servicer and the Securities Insurer reasonable access to the terminated Master Servicer's premises at the terminated Master Servicer's expense.

        Section 10.03 Appointment of Successor.

        (a) On or after the time the Master Servicer receives a notice of termination pursuant to Section 10.02 or upon the resignation of the Master Servicer pursuant to Section 9.04, the Indenture Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Master Servicer by the terms and provisions of this Agreement. The Indenture Trustee shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If the Indenture Trustee or any other successor Master Servicer is acting as Master Servicer hereunder, it shall be subject to termination under Section 10.02 upon the occurrence of an Event of Default applicable to it as Master Servicer.

        (b) Any successor Master Servicer appointed pursuant to the provisions of this Agreement must be approved by the Securities Insurer (provided no Securities Insurer Default is then occurring and continuing) and shall execute, acknowledge and deliver to the Indenture Trustee, the Securities Insurer and its predecessor Master Servicer an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Master Servicer shall become effective.

        (c) Any successor Master Servicer shall be entitled to such compensation (whether payable out of the Collected Amount or otherwise) as the Master Servicer would have been entitled to under the Agreement if the Master Servicer had not resigned or been terminated hereunder. The Securities Insurer and a successor Master Servicer may agree on additional compensation to be paid to such successor Master Servicer in accordance with Section 5.01(c)(ix). In addition, any successor Master Servicer shall be entitled, to reasonable transition expenses incurred in acting as successor Master Servicer pursuant to
Section 5.01(c)(ix).

        Section 10.04 Notification to Certificateholders.

        Upon any termination of the Master Servicer or appointment of a successor to the Master Servicer, the Indenture Trustee shall give prompt written notice thereof to Securityholders at their respective addresses appearing in the Note Register and Certificate Register.

        Section 10.05 Waiver of Past Defaults.

        The Securities Insurer (or, if a Securities Insurer Default shall have occurred and be continuing, the Majority Securityholders) may, on behalf of all Securityholders, waive any


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
default by the Master Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


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                                   ARTICLE XI.

                                   TERMINATION

        Section 11.01 Termination.

        (a) This Agreement shall terminate upon notice to the Indenture Trustee of either: (a) the later of (i) the satisfaction and discharge of the Indenture pursuant to Section 4.1 of the Indenture or (ii) the disposition of all funds with respect to the last Home Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Indenture Trustee, the Owner Trustee, the Co-Owner Trustee, the Issuer, the Master Servicer, the Servicer, the Custodian and the Securities Insurer; or (b) the mutual consent of the Master Servicer, the Depositor, the Seller, the Securities Insurer and all Securityholders in writing.

        (b) Subject to the provisions of the following sentence, Mego or, if such option is not exercised by Mego, the Master Servicer may, at its option (with the prior written consent of the Securities Insurer if such purchase would result in a claim under the Guaranty Policy), upon not less than thirty days' prior notice given to the Indenture Trustee at any time on or after the applicable Early Termination Notice Date, purchase on the Termination Date specified in such notice, all, but not less than all, the Home Loans, all claims made under the Contract of Insurance with respect to Home Loans that are pending with FHA ("FHA Pending Claims") and Foreclosed Properties then included in the Trust, at a purchase price, payable in cash, equal to the sum of:

                (i) the Principal Balance of each Home Loan included in the Trust as of such Monthly Cut-Off Date;

                (ii) all unpaid interest accrued on the Principal Balance of each such Loan at the related Net Loan Rate to such Monthly Cut-Off Date;

                (iii) the aggregate fair market value of the FHA Pending Claims for which a claim has been filed with the FHA included in the Trust on such Monthly Cut-Off Date, as determined by an Independent appraiser acceptable to the Indenture Trustee as of a date not more than thirty days prior to such Monthly Cut-Off Date;

                (iv) the aggregate fair market value of each Foreclosed Property included in the Trust on such Monthly Cut-Off Date, as determined by an Independent appraiser acceptable to the Trustee as of a date not more than thirty days prior to such Monthly Cut-Off Date; and

                (v) any unreimbursed amounts due to the Securities Insurer under this Agreement or the Insurance Agreement.


                                      103
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Any amount received from such sale with respect to FHA Pending Claims shall be considered FHA Insurance Payment Amounts. The expense of any Independent appraiser required under this Section 11.01(b) shall be a nonreimbursable expense of Mego. Mego or the Master Servicer shall effect the purchase referred to in this Section 11.01(b) by deposit of the purchase price into the Collection Account. The Indenture Trustee shall give written notice of the Early Termination Notice Date to the Securities Insurer promptly upon the occurrence thereof.

        Section 11.02 Notice of Termination.

        Notice of termination of this Agreement or of early redemption and termination of the Securities shall be sent (i) by the Indenture Trustee to the Noteholders and the Securities Insurer in accordance with Section 2.6(b) of the Indenture and (ii) by the Owner Trustee or Co-Owner Trustee to the Certificateholders and the Securities Insurer in accordance with Section 9.1(d) of the Trust Agreement.


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                                  ARTICLE XII.

                            MISCELLANEOUS PROVISIONS

        Section 12.01 Acts of Securityholders.

        Except as otherwise specifically provided herein, whenever Securityholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Securityholders if the Majority Securityholders agree to take such action or give such consent or approval.

        Section 12.02 Amendment.

        (a) This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Seller and the Issuer by written agreement with notice thereof to the Securityholders, without the consent of any of the Securityholders, but with the consent of the Securities Insurer, to cure any error or ambiguity, to correct or supplement any provisions hereof which may be defective or inconsistent with any other provisions hereof or to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action will not adversely affect in any material respect the interests of the Securityholders. An amendment described above shall be deemed not to adversely affect in any material respect the interests of the Securityholders if either (i) an opinion of counsel is obtained to such effect, or (ii) the party requesting the amendment obtains a letter from each of the Rating Agencies confirming that the amendment, if made, would not result in the downgrading or withdrawal of the rating then assigned by the respective Rating Agency to any Class of Securities then outstanding. Notwithstanding the preceding, the Securities Insurer shall have the right to modify the definitions relating to the calculation of the Required O/C Amount without the requirement of an amendment to this Agreement.

        (b) This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Seller and the Issuer by written agreement, with the prior written consent of the Indenture Trustee, the Majority Securityholders and the Securities Insurer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Home Loans or distributions which are required to be made on any Security, without the consent of the holders of 100% of each Class of Notes or the Certificates affected thereby and the Securities Insurer, (ii) adversely affect in any material respect the interests of the holders of any Class of Notes or Certificates or the Securities Insurer in any manner other than as described in (i), without the consent of the holders of 100% of such Class of Notes or the Certificates or the Securities Insurer, respectively, or (iii) reduce the percentage of any Class of Notes or the Certificates,


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
the holders of which are required to consent to any such amendment, without the consent of the holders of 100% of such Class of Notes or the Certificates and the Securities Insurer.

        (c) It shall not be necessary for the consent of Securityholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

        Prior to the execution of any amendment to this Agreement, the Issuer shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Issuer may, but shall not be obligated to, enter into any such amendment which affects the Issuer's own rights, duties or immunities under this Agreement.

        Section 12.03 Recordation of Agreement.

        To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Securityholders' expense on direction of the Majority Securityholders or the Securities Insurer, but only when accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of the Securityholders or is necessary for the administration or servicing of the Home Loans.

        Section 12.04 Duration of Agreement.

        This Agreement shall continue in existence and effect until terminated as herein provided.

        Section 12.05 Governing Law.

        THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

        Section 12.06 Notices.

        All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to: (i) in the case of the Depositor, FINANCIAL ASSET SECURITIES CORP., 600 Steamboat Road, Greenwich, Connecticut


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
06830 Attention: John Anderson, or such other addresses as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Depositor, (ii) in the case of the Issuer, Mego Mortgage Home Loan Owner Trust 1997-1, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Emmett R. Harmon, or such other address as may hereafter be furnished to the Securityholders and the other parties hereto, (iii) in the case of the Seller, Servicer and Claims Administrator, MEGO MORTGAGE CORPORATION, 1000 Parkwood Circle, Atlanta, Georgia 30339, Attention: Jeff Moore, President, or such other address as may hereafter be furnished to the Securityholders and the other parties hereto, (iv) in the case of the Securities Insurer, 113 King Street, Armonk, New York 10504,
Attention: IPM-SF, (v) in the case of the Indenture Trustee or Co-Owner Trustee, FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance: Mego 1997-1, (vi) in the case of the Master Servicer, 11000 Broken Land Parkway, Columbia, Maryland 21044-3562,
Attention: Master Servicing Department, Mego Mortgage Home Loan Owner Trust 1997-1; and (vii) in the case of the Securityholders, as set forth in the applicable Note Register and Certificate Register. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Securityholders shall be effective upon mailing or personal delivery.

        Section 12.07 Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

        Section 12.08 No Partnership.

        Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Master Servicer shall be rendered as an independent contractor.

        Section 12.09 Counterparts.

        This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

        Section 12.10 Successors and Assigns.

        This Agreement shall inure to the benefit of and be binding upon the Master Servicer, the Seller, the Depositor, the Issuer, the Indenture Trustee, and the Securityholders and their respective successors and permitted assigns.

        Section 12.11 Headings.

        The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

        Section 12.12 Actions of Securityholders.

        (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Depositor, the Master Servicer or the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Depositor, the Master Servicer and the Issuer if made in the manner provided in this Section.

        (b) The fact and date of the execution by any Securityholder of any such instrument or writing may be proved in any reasonable manner which the Depositor, the Master Servicer or the Issuer deems sufficient.

        (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Securityholder shall bind every holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Depositor, the Master Servicer, the Issuer or the Securities Insurer in reliance thereon, whether or not notation of such action is made upon such Security.

        (d) The Depositor, the Master Servicer or the Issuer may require additional proof of any matter referred to in this Section 12.12 as it shall deem necessary.

        Section 12.13 Reports to Rating Agencies.

        (a) The Indenture Trustee shall provide to each Rating Agency copies of statements, reports and notices, to the extent received or prepared by the Master Servicer hereunder, as follows:

                (i) copies of amendments to this Agreement;

                (ii) notice of any substitution or repurchase of any Home Loans;

                (iii) notice of any termination, replacement, succession, merger or consolidation of either the Master Servicer, any Custodian or the Issuer;

                (iv) notice of final payment on the Notes and the Certificates;

                (v) notice of any Event of Default;

                (vi) copies of the annual independent auditor's report delivered pursuant to Section 4.05, and copies of any compliance reports delivered by the Master Servicer hereunder including Section 4.04; and

                (vii) copies of any Master Servicer's Certificate pursuant to Section

        6.02(b); and

        (b) With respect to the requirement of the Indenture Trustee to provide statements, reports and notices to the Rating Agencies such statements, reports and notices shall be delivered to the Rating Agencies at the following addresses: (i) if to Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004-1064, Attention: Asset-Backed Monitoring Department; or (ii) if to Moody's, 99 Church Street, Corporate Department - 4th Floor, New York, New York 10007, Attention: Residential Mortgage Monitoring Department.

        Section 12.14 Grant of Securityholder Rights to Securities Insurer.

        In consideration for the guarantee of the Securities by the Securities Insurer pursuant to the Guaranty Policy, the Securityholders hereby grant to the Securities Insurer the right to act as the holder of 100% of the outstanding Insured Securities for the purpose of exercising the rights of the holders of the Insured Securities under this Agreement without the consent of any Securityholders, including the voting rights of such holders, but excluding those rights requiring the consent of all such holders under Section 12.02(b), and any rights of such holders to distributions under Section 8.2 of the Indenture with respect to the Notes and Section 5.03 hereof with respect to the Certificates; provided that the preceding grant of rights to the Securities Insurer by the Securityholders shall be subject to Section 12.16. The rights of the Securities Insurer to direct certain actions and consent to certain actions of the Majority Securityholders hereunder will terminate at such time as the Class Principal Balances of all Classes of Notes and the Certificate Principal Balance of the Certificates have been reduced to zero and the Securities Insurer has been reimbursed for all Insured Payments and any other amounts owed under the Guaranty Policy and Insurance Agreement and the Securities Insurer has no further obligation under the Guaranty Policy.

        Section 12.15 Third Party Beneficiary.

        The parties hereto acknowledge that the Securities Insurer is an express third party beneficiary hereof entitled to enforce any rights reserved to it hereunder as if it were actually a party hereto.

        Section 12.16 Holders of the Residual Interest Instruments.

        (a) Any sums to be distributed or otherwise paid hereunder or under the Trust Agreement to the holders of the Residual Interest Instruments shall be paid to such holders pro rata based on their percentage holdings in the Residual Interest Instruments;

        (b) Where any act or event hereunder is expressed to be subject to the consent or approval of the holders of the Residual Interest Instruments, such consent or approval shall be capable of being given by the holder or holders of not less than 51% of the Percentage Interests of the Residual Interest Instruments in aggregate.

        Section 12.17 Inconsistencies Among Transaction Documents.

        In the event certain provisions of a Transaction Document conflict with the provisions of this Sale and Servicing Agreement, the parties hereto agree that the provisions of this Sale and Servicing Agreement shall be controlling.

        IN WITNESS WHEREOF, the following have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this SALE AND SERVICING AGREEMENT .

                        MEGO MORTGAGE HOME LOAN OWNER
                        TRUST 1997-1,

                        By: Wilmington Trust Company, not in its individual
                            capacity but solely as Owner Trustee



                        By: _______________________________________________
                            Name:
                            Title:

                        FINANCIAL ASSET SECURITIES CORP.,
                          as Depositor



                        By: _______________________________________________
                            Name:
                            Title:

                        MEGO MORTGAGE CORPORATION,
                          as Seller, Servicer and Claims Administrator



                        By: _______________________________________________
                            Name:
                            Title:

                        FIRST TRUST OF NEW YORK, NATIONAL
                        ASSOCIATION,
                          as Indenture Trustee, Co-Owner Trustee and Contract of Insurance Holder



                        By: _______________________________________________
                            Name:
                            Title:

                        NORWEST BANK MINNESOTA, N.A. as Master
                          Servicer

                        By: _______________________________________________
                            Name:
                            Title:

THE STATE OF ________     )
                          )
COUNTY OF ________        )

        BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said WILMINGTON TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY BUT IN ITS CAPACITY AS OWNER TRUSTEE of MEGO MORTGAGE HOME LOAN OWNER TRUST 1997- 1, as Issuer, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF WILMINGTON TRUST COMPANY, this the ____ day of March, 1997.


                                       -----------------------------------------
                                       Notary Public, State of ________

THE STATE OF ________     )
                          )
COUNTY OF ________        )

        BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________________, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FINANCIAL ASSET SECURITIES CORP., as the Depositor, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF FINANCIAL ASSET SECURITIES CORP., this the ____ day of March, 1997.


                                       -----------------------------------------
                                       Notary Public, State of ________

THE STATE OF ________     )
                          )
COUNTY OF ________        )

        BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said MEGO MORTGAGE CORPORATION, as the Seller, Servicer and Claims Administrator, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF MEGO MORTGAGE CORPORATION, this the ____ day of March, 1997.


                                       -----------------------------------------
                                       Notary Public, State of ________

THE STATE OF ________     )
                          )
COUNTY OF ________        )

        BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared ____________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, a national banking association, as the Indenture Trustee, Co-Owner Trustee and Contract of Insurance Holder, and that she executed the same as the act of such entity for the purposes and consideration therein expressed, and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, this the ____ day of March, 1997.


                                       -----------------------------------------
                                       Notary Public, State of ________

THE STATE OF ________     )
                          )
COUNTY OF ________        )

        BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared ____________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said NORWEST BANK MINNESOTA, N.A., as the Master Servicer, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF NORWEST BANK MINNESOTA, N.A., this the ____ day of March, 1997.


                                       -----------------------------------------
                                       Notary Public, State of ________